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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                    	  Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2011 through January 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                      Pioneer Classic
                      Balanced Fund
--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2012
--------------------------------------------------------------------------------







                      Ticker Symbols:

                      Class A   AOBLX
                      Class B   ASBBX
                      Class C   PCBCX
                      Class Y   AYBLX















                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          41

Notes to Financial Statements                                                 49

Approval of Investment Advisory Agreement                                     57

Trustees, Officers and Service Providers                                      61


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     3

Portfolio Management Discussion | 1/31/12

The six-month period ended January 31, 2012, began amid growing investor worries that the global and domestic economies might fall back into recession. For most of the period, the fears encouraged investors to seek out the perceived safest asset classes, especially U.S. Treasuries. Treasuries with maturities of 20 years or more performed the best. However, stocks and corporate bonds appeared to be coming back into favor late in the period on the heels of more encouraging news about the U.S. economy. In the following interview, portfolio managers Richard Schlanger and Walter Hunnewell, Jr., discuss the investment environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the six months ended January 31, 2012. Mr. Schlanger, vice president at Pioneer, is a member of Pioneer's fixed-income team, and Mr. Hunnewell, vice president at Pioneer, is a member of Pioneer's equity team. Together, they are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six months ended January 31, 2012?

A Pioneer Classic Balanced Fund Class A shares returned 0.90% at net asset value during the six months ended January 31, 2012, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Capital Government/Credit Bond Index (the Barclays Index) returned 2.70% and 5.05%, respectively. During the same six-month period, the average return of the 498 mutual funds in Lipper's Mixed-Asset Target Allocation, Moderate Funds category was 0.25%.

Q How would you describe the investment environment during the six months ended
  January 31, 2012?

A During most of the period, the dominant investor sentiment was worry that the U.S. economy might slip back into recession. In reaction, investors sought out the greatest safety, with U.S. Treasuries still perceived as one of the safest havens among fixed-income sectors. Amid intense volatility in the equity market, investors either reduced their exposure to stocks or looked for relative safety in sectors that traditionally have been more defensive, such as utilities, health care and telecom services. Although the situation began changing for the better in mid-December 2011, the dominant themes in the capital markets for the bulk of the six-month period were investors' flight to quality and the avoidance of risk.

  The two main themes played out against a backdrop of worries about sovereign-debt problems in Europe and fears that the economic recovery in the United States was sputtering. In Europe, investors' initial concerns


4     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
  involved the government debt of Greece, but those concerns soon expanded to include several other nations with huge accumulated national debts. Worries about European sovereign debt extended beyond the fear that the governments might default on their debt obligations, as investors also were concerned that major European banks with investments in the sovereign debt might be vulnerable, thus threatening the economy of Europe and perhaps undermining growth in the overall global economy. The sovereign-debt concerns began to abate as the period progressed, however, when the European Central Bank changed leadership and became more accommodative with its monetary policy. At the same time, hopes grew that a wider debt-resolution agreement among European nations might be realized.

  In the United States, double-dip recession fears started to recede in the late fall of 2011 amid new reports that growth in gross domestic product (GDP) was quickening, that the housing market might have bottomed, and that new-job creation was starting to improve.

  In the bond market, longer-maturity Treasuries outperformed every other type of investment during the six-month period. That was true despite the decision by the Standard & Poor's (S&P) credit-rating agency to downgrade the rating of U.S. Treasuries last August. Regardless of S&P's decision, investors appeared to continue to believe that Treasuries were the safest place to be. As bond prices rose and market interest rates declined (the yield on the 30-year Treasury fell by 118 basis points, or 1.18%, over the six-month period), Treasury securities with maturities of 20 years or more produced an average total return of more than 25% over the six months ended January 31, 2012. Corporate bonds lagged during the period, although most still produced positive returns, with higher-quality corporates outperforming lower-quality, high-yielding securities.

  In the equity market, the defensive theme also played out, as the best relative returns came from investments in sectors traditionally viewed as less sensitive to economic changes. The utilities sector turned in the best relative performance, followed by information technology, health care and industrials. Meanwhile, energy-related stocks turned in the worst relative results, followed by financials, materials and telecom services.

Q Could you discuss the Fund's equity portfolio allocations and how they affected performance relative to the S&P 500 during the six months ended January 31, 2012?

A Despite the fears engulfing the market during the six-month period, the Fund's investment team believed the economic recovery would in fact proceed and strengthen, and that corporate profits would remain strong. As a consequence, the Fund was positioned for an improving economy, with a healthy exposure to equities throughout the period. The Fund began the six-month period in August 2011 with 63% of net assets invested in stocks,


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     5
  and ended the period on January 31, 2012, with an equity allocation of roughly 64%. We also kept relatively consistent sector weightings within the Fund's equity portfolio. The largest benchmark-relative weightings at the start of the period last August, for example, were in materials, health care and consumer discretionary. At the end of the period, the largest relative weightings in the equity portfolio were in health care, consumer discretionary, and telecom services. The Fund remained overweight in materials at the period's end, as materials firms represented the portfolio's fourth-largest weighting relative to the S&P 500.

  The Fund's equity sector positioning, with a heavier emphasis on economically sensitive stocks, tended to hold back benchmark-relative results during the period, given that defensive sectors outperformed. The Fund's stock selections also produced disappointing results as the equity portfolio underperformed the S&P 500. Stock selection in the industrials sector tended to hold back the Fund's performance, as did an underweight position in the outperforming consumer staples sector.

  On the positive side, the Fund's overweight to the consumer discretionary sector and stock selection within that sector provided the greatest support to performance relative to the S&P 500. Good stock selection results in the telecom services sector also helped the Fund's relative performance.

Q Which individual equity holdings most affected the Fund's performance during the six months ended January 31, 2012?

A Among the Fund's individual equity holdings, an overweight position in McDonald's provided the biggest individual boost to performance relative to the S&P 500 during the period, as the global fast-food chain gained additional market share. McDonald's contribution to Fund returns was followed by that of information technology holding Nuance, whose share price appreciated during the period with the development of new applications for its voice-recognition technology. Another technology holding that performed very well for the Fund during the period was ASML, which produces advanced photo-lithography products used in the manufacture of semiconductor chips. The Fund's relative results were also helped by our decision not to own Bank of America, which continued to perform very poorly. Additional support for the Fund's relative returns came from an investment in El Paso, a natural gas pipeline company whose stock appreciated on news of its pending acquisition by a larger company. We took profits and sold the Fund's position in El Paso.

  Several equity investments did, however, produce disappointing results for the Fund during the six-month period. The single largest detractor from the Fund's relative results came from a position in Lazard, an investment banking company. Unlike many other investment banking firms, Lazard generates much of its revenues from restructurings and merger-and-acquisition


6     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
  advisory services. Unfortunately, merger-and-acquisition activity stalled during the six-month period because of the uncertainties created by the European debt crisis. The Fund's underweight exposure to technology company Apple also held back relative performance during the six-month period, as the company's share price continued to gain due to the continuing popularity of a variety of products, such as the iPhone and iPad. Slumping natural gas prices resulted in poor results from two Fund holdings in the natural gas production industry, Southwestern Energy and EQT. Although both companies underperformed, the Fund continues to hold them because we feel they have strong long-term potential. Another Fund holding that did not fare well during the six-month period was Rio Tinto, the global mining company based in the United Kingdom. Rio Tinto's share price slumped amid concerns about the sustainability of growth rates in the global economy.

Q How did your fixed-income investment decisions affect the Fund's performance relative to the Barclays Index during the six months ended January 31, 2012?

A The Fund's sector positioning held back the performance of the fixed-income portfolio relative to the Barclays Index during the six-month period, as we had underweighted the Fund to the outperforming Treasury sector and overweighted the credit sectors (such as corporate bonds), which lagged. Sector positioning was, in fact, the largest factor holding back the fixed-income portfolio's benchmark-relative performance during the period, especially the underweight to Treasuries and the overweight to corporate bonds, during a period when Treasuries rallied. For example, while U.S. Treasury securities represented about 35% of the Barclays Index during the six-month period, Treasuries and government agency bonds accounted for just under 12% of the Fund's fixed-income portfolio at the end of the period on January 31, 2012.

  While the Fund's fixed-income portfolio had a relatively consistent positioning throughout the six months, we did make some minor adjustments that tended to have a positive effect on performance. For example, we added to the Fund's investments in longer-maturity, tax-exempt securities, such as bonds of Harvard University and Columbia University, because of their attractive pricing relative to Treasuries; those bonds performed well. We also sold some shorter-maturity corporate securities, including the debt of Bank of America and Biogen as well as convertible securities issued by Capital One, after the securities outperformed when their yield advantages began to tighten. At the same time, the Fund benefited from taking advantage of opportunities in new issues by a number of well-capitalized corporations, such as securities issued by Ford Motor Credit, which outperformed after coming to market. We also added some portfolio exposure to international


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     7
  bank and finance issues that appeared attractive, including securities issued by HSBC, Hyundai Capital of America, and State Street Bank.

  While corporates did not perform very well during the six-month period, we continue to favor them in the fixed-income portfolio over Treasuries because of their relative value and their longer-term prospects in what we believe will be a sustained economic recovery.

Q What is your investment outlook?

A We are cautiously optimistic when looking at opportunities in the fixed-income market, especially as we see progress toward sustained recoveries in both the global and domestic economies. We are encouraged by increasing signs that European monetary and political officials will find ways to resolve the sovereign-debt problems on the Continent. In the United States, the fears we saw last summer about a double-dip recession have receded amid signs that the housing slump may have bottomed, that job-creation is picking up and that U.S. manufacturing output is increasing. Recent new debt issuance gives credence to the idea that domestic industrial firms once again are gaining access to the credit markets.

  Signs of economic progress also encourage some optimism about opportunities in the equity markets. Indeed, we have been seeing more evidence of a resurgence by manufacturers in the United States, as the natural disasters that occurred in Japan and Thailand last year have exposed some of the problems involved with being dependent on foreign producers. At the same time, the gap between production costs of domestic manufacturing and foreign manufacturing has narrowed. Meanwhile, recent developments in new natural gas production technologies have improved the chances that the United States might again become an energy-exporting nation.

  Within the restraints put in place by our long-term investment discipline, which is to emphasize dividend-producing* equities, we have positioned the Fund's equity portfolio to take advantage of developing opportunities as the economy continues to expand. The equity portfolio is overweight in sectors that are economically sensitive, such as consumer discretionary, industrials, and materials, and underweight in the more defensive sectors such as consumer staples and utilities.

  * Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 18-40 for a full listing of Fund securities.


8     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     9

Portfolio Summary | 1/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                         56.8%
U.S. Corporate Bonds                                                       22.8%
Depositary Receipts for International Stocks                                6.8%
U.S. Government Securities                                                  6.6%
Collateralized Mortgage Obligations                                         3.0%
Municipal Bonds                                                             1.5%
Asset Backed Securities                                                     1.2%
Senior Secured Loans                                                        0.7%
Preferred Stocks                                                            0.4%
Foreign Government Bond                                                     0.1%
Certificate of Deposit                                                      0.1%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                                                 24.5%
Information Technology                                                     12.3%
Energy                                                                     10.6%
Consumer Discretionary                                                     10.0%
Health Care                                                                 9.9%
Industrials                                                                 8.1%
Government                                                                  7.8%
Consumer Staples                                                            5.6%
Materials                                                                   4.6%
Telecommunication Services                                                  4.5%
Utilities                                                                   1.7%
Unassigned                                                                  0.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    McDonald's Corp.                                                 2.54%
--------------------------------------------------------------------------------
    2.    Philip Morris International, Inc.                                2.13
--------------------------------------------------------------------------------
    3.    Teva Pharmaceutical Industries, Ltd.                             2.11
--------------------------------------------------------------------------------
    4.    Royal Dutch Shell Plc (A.D.R.)                                   2.10
--------------------------------------------------------------------------------
    5.    Qualcomm, Inc.                                                   1.71
--------------------------------------------------------------------------------
    6.    United Technologies Corp.                                        1.57
--------------------------------------------------------------------------------
    7.    McKesson Corp.                                                   1.57
--------------------------------------------------------------------------------
    8.    Wells Fargo Co.                                                  1.47
--------------------------------------------------------------------------------
    9.    Merck & Co.                                                      1.44
--------------------------------------------------------------------------------
   10.    Emerson Electric Co.                                             1.43
--------------------------------------------------------------------------------

*This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


10     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Prices and Distributions | 1/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                          1/31/12                          7/31/11
--------------------------------------------------------------------------------
       A                             $9.47                            $9.54
--------------------------------------------------------------------------------
       B                             $9.41                            $9.47
--------------------------------------------------------------------------------
       C                             $9.45                            $9.51
--------------------------------------------------------------------------------
       Y                             $9.49                            $9.54
--------------------------------------------------------------------------------


Distributions per Share: 8/1/11-1/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment         Short-Term           Long-Term
     Class           Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A            $0.1372               $ --                 $0.0090
--------------------------------------------------------------------------------
       B            $0.0953               $ --                 $0.0090
--------------------------------------------------------------------------------
       C            $0.0972               $ --                 $0.0090
--------------------------------------------------------------------------------
       Y            $0.1438               $ --                 $0.0090
--------------------------------------------------------------------------------

The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Barclays Capital Government/Credit Bond Index measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     11

Performance Update | 1/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------------------------
                                         Net Asset       Public Offering
 Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                4.77%            4.30%
 5 Years                                 2.71             1.76
 1 Year                                  2.93            -1.75
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                                         Gross           Net
--------------------------------------------------------------------------------
                                         1.24%            1.16%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Classic      Standard & Poor's      Barclay Government/
             Balanced Fund           500 Index           Credit Bond Index
1/02            $ 9,550               $10,000                 $10,000
1/03              8,763                 7,669                  11,022
1/04             10,513                10,359                  11,642
1/05             10,996                11,004                  12,105
1/06             11,917                12,145                  12,283
1/07             13,324                13,906                  12,760
1/08             13,341                13,585                  13,954
1/09              9,911                 8,339                  14,252
1/10             12,979                11,103                  15,355
1/11             14,795                13,568                  16,139
1/12             15,228                14,136                  17,723


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.


12     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                3.89%       3.89%
 5 Years                                 1.77        1.77
 1 Year                                  2.03       -1.97
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                         2.18%       2.06%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Classic      Standard & Poor's      Barclay Government/
             Balanced Fund           500 Index           Credit Bond Index
1/02            $10,000               $10,000                 $10,000
1/03              9,103                 7,669                  11,022
1/04             10,838                10,359                  11,642
1/05             11,246                11,004                  12,105
1/06             12,090                12,145                  12,283
1/07             13,414                13,906                  12,760
1/08             13,306                13,585                  13,954
1/09              9,791                 8,339                  14,252
1/10             12,698                11,103                  15,355
1/11             14,353                13,568                  16,139
1/12             14,645                14,136                  17,723


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/13 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     13

Performance Update | 1/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                3.97%      3.97%
 5 Years                                 1.82       1.82
 1 Year                                  2.15       2.15
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                         1.98%      1.98%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Classic      Standard & Poor's      Barclay Government/
             Balanced Fund           500 Index           Credit Bond Index
1/02            $10,000               $10,000                 $10,000
1/03              9,103                 7,669                  11,022
1/04             10,838                10,359                  11,642
1/05             11,246                11,004                  12,105
1/06             12,157                12,145                  12,283
1/07             13,484                13,906                  12,760
1/08             13,387                13,585                  13,954
1/09              9,853                 8,339                  14,252
1/10             12,782                11,103                  15,355
1/11             14,443                13,568                  16,139
1/12             14,754                14,136                  17,723


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.


14     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Barclays Capital Government/Credit Bond Index.


 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------------------------
                                         If         If
 Period                                  Held       Redeemed
--------------------------------------------------------------------------------
 10 Years                                5.06%      5.06%
 5 Years                                 3.07       3.07
 1 Year                                  3.32       3.32
--------------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 1, 2011)
--------------------------------------------------------------------------------
                                         Gross      Net
--------------------------------------------------------------------------------
                                         0.84%      0.84%
--------------------------------------------------------------------------------


[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

            Pioneer Classic      Standard & Poor's      Barclay Government/
             Balanced Fund           500 Index           Credit Bond Index
1/02           $5,000,000           $5,000,000              $5,000,000
1/03            4,598,006            3,849,683               5,511,113
1/04            5,519,023            5,179,605               5,820,973
1/05            5,780,454            5,501,894               6,052,269
1/06            6,279,617            6,072,725               6,141,614
1/07            7,045,631            6,953,206               6,380,040
1/08            7,080,990            6,792,396               6,977,150
1/09            5,276,563            4,169,620               7,126,057
1/10            6,935,854            5,551,329               7,677,256
1/11            7,931,895            6,783,813               8,069,546
1/12            8,195,355            7,068,157               8,861,258


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2011, through January 31, 2012.

----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 8/1/11
----------------------------------------------------------------------------------
 Ending Account          $1,009.00       $1,005.40       $1,005.50       $1,011.80
 Value (after
 expenses)
 on 1/31/12
----------------------------------------------------------------------------------
 Expenses Paid               $5.86          $10.38          $10.13           $4.60
 During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.01% and 0.91% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period).


16     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2011, through January 31, 2012.


----------------------------------------------------------------------------------
 Share Class                 A               B               C               Y
----------------------------------------------------------------------------------
 Beginning Account       $1,000.00       $1,000.00       $1,000.00       $1,000.00
 Value on 8/1/11
----------------------------------------------------------------------------------
 Ending Account          $1,019.30       $1,014.78       $1,015.03       $1,020.56
 Value (after
 expenses)
 on 1/31/12
----------------------------------------------------------------------------------
 Expenses Paid               $5.89          $10.43          $10.18           $4.62
 During Period*
----------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.01% and 0.91% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 184/366 (to reflect the partial year period).


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     17

Schedule of Investments | 1/31/12 (unaudited)


---------------------------------------------------------------------------------
 Shares                                                              Value
---------------------------------------------------------------------------------
                    PREFERRED STOCKS -- 0.4%
                    BANKS -- 0.4%
                    Diversified Banks -- 0.4%
   13,300           US Bancorp, 6.5%, 1/15/22*                       $    339,283
      700           Wells Fargo & Co., 7.5%, 12/31/49                     766,500
                                                                     ------------
                                                                     $  1,105,783
                                                                     ------------
                    Total Banks                                      $  1,105,783
---------------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 0.0%+
                    Diversified Finance Services -- 0.0%+
    3,000           Citigroup Capital XIII, 7.875%, 10/30/40         $     80,820
                                                                     ------------
                    Total Diversified Financials                     $     80,820
---------------------------------------------------------------------------------
                    TOTAL PREFERRED STOCKS
                    (Cost $1,145,846)                                $  1,186,603
---------------------------------------------------------------------------------
                    COMMON STOCKS -- 63.2%
                    ENERGY -- 8.1%
                    Integrated Oil & Gas -- 3.7%
   31,863           ConocoPhillips, Inc.                             $  2,173,375
   28,710           Exxon Mobil Corp.                                   2,404,175
   81,166           Royal Dutch Shell Plc (A.D.R.)                      5,792,006
                                                                     ------------
                                                                     $ 10,369,556
---------------------------------------------------------------------------------
                    Oil & Gas Drilling -- 0.7%
   36,459           Ensco Plc                                        $  1,919,202
---------------------------------------------------------------------------------
                    Oil & Gas Equipment & Services -- 0.8%
   20,913           Cameron International Corp.*                     $  1,112,572
   31,952           Halliburton Co.*                                    1,175,195
                                                                     ------------
                                                                     $  2,287,767
---------------------------------------------------------------------------------
                    Oil & Gas Exploration & Production -- 2.0%
   20,116           Apache Corp.                                     $  1,989,070
   39,685           EQT Corp.                                           2,004,886
   48,070           Southwestern Energy Co.*                            1,496,900
                                                                     ------------
                                                                     $  5,490,856
---------------------------------------------------------------------------------
                    Oil & Gas Storage & Transportation -- 0.8%
   44,548           Spectra Energy Corp.                             $  1,402,817
   20,454           Targa Resources Corp.                                 847,614
                                                                     ------------
                                                                     $  2,250,431
                                                                     ------------
                    Total Energy                                     $ 22,317,812
---------------------------------------------------------------------------------
                    MATERIALS -- 3.3%
                    Diversified Metals & Mining -- 1.4%
   29,302           Freeport-McMoRan Copper & Gold, Inc. (Class B)   $  1,354,045
   40,659           Rio Tinto Plc (A.D.R.)*                             2,458,243
                                                                     ------------
                                                                     $  3,812,288
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------
 Shares                                                              Value
---------------------------------------------------------------------------------
                    Fertilizers & Agricultural Chemicals -- 0.7%
   17,002           Monsanto Co.                                     $  1,395,014
    9,896           The Mosaic Co.*                                       553,879
                                                                     ------------
                                                                     $  1,948,893
---------------------------------------------------------------------------------
                    Industrial Gases -- 0.9%
   28,493           Air Products & Chemicals, Inc.                   $  2,508,239
---------------------------------------------------------------------------------
                    Specialty Chemicals -- 0.3%
   13,590           Ecolab, Inc.                                     $    821,380
                                                                     ------------
                    Total Materials                                  $  9,090,800
---------------------------------------------------------------------------------
                    CAPITAL GOODS -- 5.7%
                    Aerospace & Defense -- 2.1%
    8,372           Honeywell International, Inc.                    $    485,911
   10,070           Lockheed Martin Corp.                                 828,962
   55,307           United Technologies Corp.                           4,333,303
                                                                     ------------
                                                                     $  5,648,176
---------------------------------------------------------------------------------
                    Construction & Engineering -- 0.2%
   15,708           KBR, Inc.                                        $    504,855
---------------------------------------------------------------------------------
                    Construction & Farm Machinery & Heavy Trucks -- 0.2%
   32,963           The Manitowoc Co., Inc.                          $    443,023
---------------------------------------------------------------------------------
                    Electrical Component & Equipment -- 1.4%
   76,690           Emerson Electric Co.                             $  3,940,332
---------------------------------------------------------------------------------
                    Industrial Conglomerates -- 0.6%
   20,170           3M Co.                                           $  1,748,941
---------------------------------------------------------------------------------
                    Industrial Machinery -- 1.2%
   13,507           Ingersoll-Rand Plc                               $    471,935
   20,306           Snap-On, Inc.                                       1,147,492
   28,003           SPX Corp.                                           1,949,849
                                                                     ------------
                                                                     $  3,569,276
                                                                     ------------
                    Total Capital Goods                              $ 15,854,603
---------------------------------------------------------------------------------
                    COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                    Commercial Printing -- 0.2%
   56,577           R.R. Donnelly & Sons Co.                         $    642,715
                                                                     ------------
                    Total Commercial Services & Supplies             $    642,715
---------------------------------------------------------------------------------
                    TRANSPORTATION -- 0.6%
                    Air Freight & Couriers -- 0.6%
   21,177           United Parcel Service, Inc.                      $  1,602,040
                                                                     ------------
                    Total Transportation                             $  1,602,040
---------------------------------------------------------------------------------
                    AUTOMOBILES & COMPONENTS -- 0.7%
                    Auto Parts & Equipment -- 0.3%
   33,389           Johnson Controls, Inc.                           $  1,060,769
---------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     19

---------------------------------------------------------------------
 Shares                                                  Value
---------------------------------------------------------------------
                     Automobile Manufacturers -- 0.3%
    60,488           Ford Motor Corp.                    $    751,261
                                                         ------------
                     Total Automobiles & Components      $  1,812,030
---------------------------------------------------------------------
                     CONSUMER SERVICES -- 3.2%
                     Restaurants -- 3.2%
     5,139           Chipotle Mexican Grill, Inc.*       $  1,887,503
    70,596           McDonald's Corp.                       6,992,534
                                                         ------------
                                                         $  8,880,037
                                                         ------------
                     Total Consumer Services             $  8,880,037
---------------------------------------------------------------------
                     MEDIA -- 4.2%
                     Broadcasting -- 0.8%
    74,099           CBS Corp. (Class B)                 $  2,110,340
---------------------------------------------------------------------
                     Cable & Satellite -- 1.4%
   142,526           Comcast Corp.                       $  3,789,766
---------------------------------------------------------------------
                     Movies & Entertainment -- 2.0%
   268,419           Regal Entertainment Group, Inc.     $  3,341,817
    30,895           The Walt Disney Co.                    1,201,816
    25,773           Viacom, Inc. (Class B)                 1,212,362
                                                         ------------
                                                         $  5,755,995
                                                         ------------
                     Total Media                         $ 11,656,101
---------------------------------------------------------------------
                     RETAILING -- 0.4%
                     Home Improvement Retail -- 0.4%
    21,712           Home Depot, Inc.                    $    963,796
                                                         ------------
                     Total Retailing                     $    963,796
---------------------------------------------------------------------
                     FOOD & DRUG RETAILING -- 1.5%
                     Drug Retail -- 1.5%
    58,921           CVS/Caremark Corp.                  $  2,459,952
    53,810           Walgreen Co.                           1,795,102
                                                         ------------
                                                         $  4,255,054
                                                         ------------
                     Total Food & Drug Retailing         $  4,255,054
---------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 3.3%
                     Packaged Foods & Meats -- 1.0%
    20,263           Kellogg Co.                         $  1,003,424
    84,973           Sara Lee Corp.                         1,627,233
                                                         ------------
                                                         $  2,630,657
---------------------------------------------------------------------
                     Soft Drinks -- 0.2%
    11,661           PepsiCo, Inc.                       $    765,778
---------------------------------------------------------------------
                     Tobacco -- 2.1%
    78,449           Philip Morris International, Inc.   $  5,865,632
                                                         ------------
                     Total Food, Beverage & Tobacco      $  9,262,067
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------
 Shares                                                      Value
-------------------------------------------------------------------------
                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                    Household Products -- 0.3%
    9,759           Colgate-Palmolive Co.                    $    885,336
                                                             ------------
                    Total Household & Personal Products      $    885,336
-------------------------------------------------------------------------
                    HEALTH CARE EQUIPMENT & SERVICES -- 2.6%
                    Health Care Distributors -- 1.6%
   52,810           McKesson Corp.                           $  4,315,633
-------------------------------------------------------------------------
                    Health Care Equipment -- 0.2%
   12,419           Baxter International, Inc.               $    689,006
-------------------------------------------------------------------------
                    Managed Health Care -- 0.8%
   44,022           United Healthcare Group, Inc.            $  2,279,899
                                                             ------------
                    Total Health Care Equipment & Services   $  7,284,538
-------------------------------------------------------------------------
                    PHARMACEUTICALS & BIOTECHNOLOGY -- 7.1%
                    Biotechnology -- 1.0%
    6,086           Celgene Corp.*                           $    442,452
   32,997           Cubist Pharmaceuticals, Inc.*               1,346,938
   18,231           Vertex Pharmaceuticals, Inc.*                 673,635
                                                             ------------
                                                             $  2,463,025
-------------------------------------------------------------------------
                    Pharmaceuticals -- 6.1%
   59,349           Abbott Laboratories Co.                  $  3,213,748
   37,131           Bristol-Myers Squibb Co.                    1,197,103
  103,595           Merck & Co., Inc.                           3,963,545
  137,663           Pfizer, Inc.                                2,945,988
  128,767           Teva Pharmaceutical Industries, Ltd.        5,811,255
                                                             ------------
                                                             $ 17,131,639
                                                             ------------
                    Total Pharmaceuticals & Biotechnology    $ 19,594,664
-------------------------------------------------------------------------
                    BANKS -- 2.4%
                    Diversified Banks -- 1.7%
   21,700           Comerica, Inc.                           $    600,439
  138,348           Wells Fargo & Co.                           4,041,145
                                                             ------------
                                                             $  4,641,584
-------------------------------------------------------------------------
                    Regional Banks -- 0.3%
   15,242           PNC Bank Corp.                           $    898,059
-------------------------------------------------------------------------
                    Thrifts & Mortgage Finance -- 0.4%
   91,424           New York Community Bancorp, Inc.         $  1,160,171
                                                             ------------
                    Total Banks                              $  6,699,814
-------------------------------------------------------------------------
                    DIVERSIFIED FINANCIALS -- 3.9%
                    Asset Management & Custody Banks -- 0.6%
    7,149           Franklin Resources, Inc.                 $    758,509
   39,583           Invesco, Ltd.                                 893,388
                                                             ------------
                                                             $  1,651,897
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     21

---------------------------------------------------------------------------
 Shares                                                        Value
---------------------------------------------------------------------------
                    Consumer Finance -- 1.0%
   40,512           Capital One Financial Corp.                $  1,853,424
   35,974           Discover Financial Services, Inc.               977,773
                                                               ------------
                                                               $  2,831,197
---------------------------------------------------------------------------
                    Diversified Finance Services -- 1.3%
   99,164           J.P. Morgan Chase & Co.                    $  3,698,817
---------------------------------------------------------------------------
                    Investment Banking & Brokerage -- 1.0%
    5,919           Goldman Sachs Group, Inc.                  $    659,791
   62,818           Lazard, Ltd.                                  1,804,133
                                                               ------------
                                                               $  2,463,924
                                                               ------------
                    Total Diversified Financials               $ 10,645,835
---------------------------------------------------------------------------
                    REAL ESTATE -- 0.4%
                    Mortgage Real Estate Investment Trust -- 0.4%
   60,830           Annaly Capital Management, Inc.            $  1,024,377
                                                               ------------
                    Total Real Estate                          $  1,024,377
---------------------------------------------------------------------------
                    SOFTWARE & SERVICES -- 4.9%
                    Application Software -- 1.4%
   24,161           Adobe Systems, Inc.*                       $    747,783
   17,345           Citrix Systems, Inc.*                         1,131,067
   74,865           Nuance Communications, Inc.*                  2,135,150
                                                               ------------
                                                               $  4,014,000
---------------------------------------------------------------------------
                    Data Processing & Outsourced Services -- 0.6%
   89,696           Western Union Co.                          $  1,713,194
---------------------------------------------------------------------------
                    Internet Software & Services -- 1.6%
   18,380           eBAY, Inc.*                                $    580,808
    6,487           Google, Inc.*                                 3,763,174
                                                               ------------
                                                               $  4,343,982
---------------------------------------------------------------------------
                    Systems Software -- 1.2%
   61,686           Check Point Software Technologies, Ltd.*   $  3,472,305
                                                               ------------
                    Total Software & Services                  $ 13,543,481
---------------------------------------------------------------------------
                    TECHNOLOGY HARDWARE & EQUIPMENT -- 3.9%
                    Communications Equipment -- 2.2%
   19,509           Acme Packet, Inc.*                         $    570,248
   40,460           Juniper Networks, Inc.*                         846,828
   80,005           Qualcomm, Inc.                                4,705,894
                                                               ------------
                                                               $  6,122,970
---------------------------------------------------------------------------
                    Computer Hardware -- 1.3%
    4,504           Apple, Inc.*                               $  2,055,986
   62,500           Hewlett-Packard Co.                           1,748,750
                                                               ------------
                                                               $  3,804,736
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


22     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

-----------------------------------------------------------------------------------------------
 Shares                                                                            Value
-----------------------------------------------------------------------------------------------
                                     Computer Storage & Peripherals -- 0.3%
    23,797                           NETAPP, Inc.,                                 $    898,099
                                                                                   ------------
                                     Total Technology Hardware & Equipment         $ 10,825,805
-----------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS -- 3.0%
                                     Semiconductor Equipment -- 0.9%
    64,078                           ASM Lithography Holdings NV                   $  2,754,713
-----------------------------------------------------------------------------------------------
                                     Semiconductors -- 2.1%
    36,629                           Analog Devices, Inc.                          $  1,433,293
    87,940                           Intel Corp.                                      2,323,375
    54,478                           Microchip Technology Co.                         2,010,783
                                                                                   ------------
                                                                                   $  5,767,451
                                                                                   ------------
                                     Total Semiconductors                          $  8,522,164
-----------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 2.9%
                                     Integrated Telecommunication Services -- 2.9%
   100,505                           CenturyLink, Inc.                             $  3,721,700
    52,510                           Verizon Communications, Inc.                     1,977,527
   195,303                           Windstream Corp.                                 2,357,307
                                                                                   ------------
                                                                                   $  8,056,534
                                                                                   ------------
                                     Total Telecommunication Services              $  8,056,534
-----------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.6%
                                     Gas Utilities -- 0.3%
     9,462                           Oneok, Inc.                                   $    786,860
-----------------------------------------------------------------------------------------------
                                     Multi-Utilities -- 0.3%
    29,200                           Ameren Corp.                                  $    923,888
                                                                                   ------------
                                     Total Utilities                               $  1,710,748
-----------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $143,242,509)                           $175,130,351
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                     ASSET BACKED SECURITIES -- 1.2%
                                     FOOD & DRUG RETAILING -- 0.1%
                                     Food Retail -- 0.1%
  100,000                BBB-/Baa3   Dominos Pizza Master Issuer LLC, 5.261%,
                                     4/25/37                                       $    100,250
  200,000                   BB/Aaa   Dominos Pizza Master Issuer LLC, 7.629%,
                                     4/25/37                                            202,267
                                                                                   ------------
                                     Total Food & Drug Retailing                   $    302,517
-----------------------------------------------------------------------------------------------
                                     BANKS -- 0.9%
                                     Diversified Banks -- 0.1%
  217,991         0.28     AAA/Aa1   Wells Fargo Home Equity, Floating Rate Note,
                                     4/25/37                                       $    211,028
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     23

-----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- 0.8%
   110,858                 AAA/Aaa   Accredited Mortgage Loan Trust, 0.8015%,
                                     10/25/34                                            $     95,935
    40,691        0.44      A+/Aa1   ACE 2005-HE7 A2C, Floating Rate Note,
                                     11/25/35                                                  40,444
   475,000        5.94        A/B1   Citicorp Residential Mortgage, Floating Rate Note,
                                     7/25/36                                                  450,077
   177,980        0.60     AA+/Aa1   Citigroup Mortgage Loan Trust, Floating Rate
                                     Note, 7/25/35                                            173,866
   363,335                  AAA/A2   Credit-Based Asset Servicing and Securitization
                                     LLC, 5.334%, 8/25/35                                     358,703
   207,000                 AAA/Aaa   HSBC Home Equity Loan, 5.63%, 3/20/36                    210,225
   250,000                   AA/NR   Leaf II Receivables, 4.9%, 3/20/13                       248,475
   129,273               BBB+/Baa1   Lehman ABS Manufactured Housing Contract
                                     Trust, 5.873%, 5/15/22                                   138,121
   231,105               CCC+/Caa3   Local Insight Media Finance LLC, 5.88%,
                                     10/23/37                                                  92,442
   345,123        0.45     AAA/Aa3   Option One Mortgage Loan Trust, Floating Rate
                                     Note, 11/25/35                                           315,271
    83,886        0.59     AA+/Aa1   Structured Asset Investment Loan, Floating Rate
                                     Note, 5/25/35                                             80,216
   150,000                 CCC/Ba2   Structured Asset Securities Corp., 0.39375%,
                                     3/25/37                                                  109,560
                                                                                         ------------
                                                                                         $  2,313,335
                                                                                         ------------
                                     Total Banks                                         $  2,524,363
-----------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.2%
                                     Diversified Finance Services -- 0.2%
    29,141        0.63      AA/Aa2   Asset Backed Securities Corp., Floating Rate
                                     Note, 4/25/35                                       $     28,378
    78,255                   AA/NR   DT Auto Owner Trust, 5.92%, 10/15/15                      79,880
    72,262                 AAA/Aaa   Home Equity Asset Trust, 0.75719%, 11/25/35               70,687
   215,165        0.47     AAA/Aa1   Home Equity Asset Trust, Floating Rate Note,
                                     12/25/35                                                 201,110
                                                                                         ------------
                                                                                         $    380,055
                                                                                         ------------
                                     Total Diversified Financials                        $    380,055
-----------------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $3,310,599)                                   $  3,206,935
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

-----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
                                     BANKS -- 2.1%
                                     Thrifts & Mortgage Finance -- 2.1%
   379,385                 NR/Baa3   Banc of America Alternative Loan Trust, 6.0%,
                                     3/25/34                                             $    388,747
   278,999                 AAA/Aa3   Banc of America Alternative Loan Trust, 5.75%,
                                     4/25/33                                                  292,005
   505,002                 NR/Baa2   Banc of America Alternative Loan Trust, 5.5%,
                                     9/25/33                                                  519,602
   224,940        2.45    AAA/Baa2   Bear Stearns Adjustable Rate Mortgage, Floating
                                     Rate Note, 8/25/33                                       202,560
   160,722                 AAA/Ba1   Countrywide Alternative Loan Trust, 5.125%,
                                     3/25/34                                                  162,993
   422,626                   BB/NR   Countrywide Alternative Loan Trust, 5.5%,
                                     8/25/34                                                  396,487
   245,258                  B/Caa2   Countrywide Alternative Loan Trust, 5.5%,
                                     3/25/35                                                  204,573
   185,300                  BB-/NR   GSR Mortgage Loan Trust, 5.7199%, 2/25/34                159,131
   193,882        2.71      AAA/BB   GSR Mortgage Loan Trust, Floating Rate Note,
                                     9/25/35                                                  167,305
   250,000                  AAA/NR   JPMorgan Chase Commercial Mortgage,
                                     3.6159%, 11/15/43                                        262,943
   100,000               BBB+/Baa1   JPMorgan Chase Commercial Mortgage, 4.65%,
                                     7/15/28                                                   97,980
   185,433        2.13     AAA/Aa3   JPMorgan Mortgage Trust, Floating Rate Note,
                                     10/25/33                                                 182,460
   190,481                 AAA/Aaa   Lehman Brothers Small Balance Commercial,
                                     5.41%, 12/25/36                                          188,219
    91,771        1.04     AAA/Aaa   Lehman Brothers Small Balance, Floating Rate
                                     Note, 10/25/37                                            92,014
   458,245                  AAA/A1   Master Adjustable Rate Mortgages Trust,
                                     2.86771%, 4/21/34                                        445,876
   109,214        0.77     AA-/Aa2   Residential Asset Mortgage Products, Inc.,
                                     Floating Rate Note, 10/25/31                              83,842
   356,779                    B/NR   Residential Asset Securitization Trust, 5.5%,
                                     7/25/35                                                  317,124
   289,173                  AA-/NR   Residential Asset Securitization Trust, 5.25%,
                                     11/25/34                                                 292,517
   304,187                   B-/B2   Structured Asset Securities, 5.0%, 5/25/35               299,279
   350,000                   BB/B1   T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)               325,461
    56,407                   CC/NR   WaMu Mortgage Pass Through Certificates,
                                     4.82069%, 9/25/35                                         55,533
   142,781                  CCC/NR   WaMu Mortgage Pass Through Certificates,
                                     2.77149%, 9/25/35                                        117,285

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     25

-----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
   173,008                 BB-/B1    Wells Fargo Mortgage Backed Securities, 5.5%,
                                     10/25/35                                            $    173,869
   327,301        2.69    BBB-/B1    Wells Fargo Mortgage Backed Securities, Floating
                                     Rate Note, 10/25/35                                      295,213
   271,557                  NR/B1    Wells Fargo Mortgage Backed Securities Trust,
                                     4.832239%, 3/25/36                                       244,575
                                                                                         ------------
                                                                                         $  5,967,593
                                                                                         ------------
                                     Total Banks                                         $  5,967,593
-----------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.7%
                                     Diversified Finance Services -- 0.7%
   131,939                 AAA/NR    Banc of America Mortgage Securities, 5.75%,
                                     1/25/35                                             $    134,874
   209,508        5.12     AA-/NR    Banc of America Mortgage Securities, Floating
                                     Rate Note, 9/25/35                                       197,295
   300,000                  NR/A2    LSTAR Commercial Mortgage Trust, 5.7457%,
                                     6/25/43                                                  281,546
    24,452        2.62      BB/NR    Merrill Lynch Mortgage Investor Trust, Floating
                                     Rate Note, 2/25/35                                        21,098
    59,071                 B-/Aaa    MLMI 2005-A2 A4, 4.48%, 2/25/35                           57,623
   942,156                 NR/Ba1    Residential Accredit Loans, Inc., 5.0%, 5/25/19          942,198
   220,657                 AAA/NR    Residential Accredit Loans, Inc., 6.0%, 10/25/34         223,340
    16,516        0.79   AAA/Baa2    Residential Accredit Loans, Inc., Floating Rate
                                     Note, 4/25/34                                             15,074
   212,757        2.59   AA+/Baa3    SARM 2004-12 7A1, Floating Rate Note,
                                     2/25/34                                                  202,874
                                                                                         ------------
                                                                                         $  2,075,922
-----------------------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 0.0%+
    32,920                  AA/NR    Bear Stearns Commercial Mortgage Securities,
                                     6.63%, 2/15/35                                      $     32,900
                                                                                         ------------
                                     Total Diversified Financials                        $  2,108,822
-----------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.1%
                                     Mortgage Real Estate Investment Trust -- 0.1%
   239,055                CC/Caa1    Deutsche ALT-A Securities, Inc., 5.5%, 11/25/35     $    201,289
                                                                                         ------------
                                     Total Real Estate                                   $    201,289
-----------------------------------------------------------------------------------------------------
                                     GOVERNMENT -- 0.1%
   154,963                AAA/Aaa    Freddie Mac REMICS, 5.0%, 10/15/29                  $    156,039
                                                                                         ------------
                                     Total Government                                    $    156,039
-----------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $8,526,602)                                   $  8,433,743
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 22.6%
                                     ENERGY -- 2.5%
                                     Oil & Gas Drilling -- 0.3%
   225,000               BBB+/Baa1   Pride International, Inc., 6.875%, 8/15/20        $    271,662
   250,000               BBB-/Baa3   Transocean, Inc., 6.375%, 12/15/21                     283,495
                                                                                       ------------
                                                                                       $    555,157
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 0.2%
   355,000                BBB/Baa2   Weatherford International, Ltd., 9.625%, 3/1/19   $    475,611
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 0.3%
   175,000               BBB+/Baa1   Canadian Natural Resources, Inc., 5.9%, 2/1/18    $    209,428
   250,000                   A/Aa3   Ras Laffan LNG 3, 4.5%, 9/30/12 (144A)                 253,750
   400,000               BBB-/Baa2   TNK-BP Finance SA, 7.5%, 3/13/13 (144A)                420,500
                                                                                       ------------
                                                                                       $    883,678
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.5%
   360,000                    A/A2   Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)     $    421,118
   525,000                BBB/Baa2   Spectra Energy Capital, Inc., 6.2%, 4/15/18            609,353
   370,000                BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19                   472,179
                                                                                       ------------
                                                                                       $  1,502,650
---------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 1.2%
    90,000               BBB-/Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17             $     99,437
   125,000                BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18                    140,479
   385,000                BBB/Baa2   DCP Midstream, Ltd., 9.75%, 3/15/19                    505,404
   400,000                BB+/Baa3   Enterprise Products Operating Co., 7.0%, 6/1/67        394,000
   550,000                BBB/Baa2   Kinder Morgan Energy Co., 5.95%, 2/15/18               632,024
   450,000               BBB-/Baa3   Plains All America Pipeline, Ltd., 6.125%,
                                     1/15/17                                                517,336
   425,000                    A/A3   Questar Pipeline Co., 5.83%, 2/1/18                    496,603
   240,000                  BB/Ba1   Rockies Express Pipeline LLC, 5.625%, 4/15/20          199,200
   200,000                BBB/Baa2   Spectra Energy Capital LLC, 6.75%, 7/15/18             228,501
   242,000                BB+/Baa3   Williams Cos, Inc., 7.75%, 6/15/31                     292,929
                                                                                       ------------
                                                                                       $  3,505,913
                                                                                       ------------
                                     Total Energy                                      $  6,923,009
---------------------------------------------------------------------------------------------------
                                     MATERIALS -- 1.3%
                                     Aluminum -- 0.2%
   180,000               BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20                       $    196,531
---------------------------------------------------------------------------------------------------
                                     Construction Materials -- 0.0%+
   125,000                BBB/Baa2   Holcim, Ltd., 6.0%, 12/30/19 (144A)               $    130,389
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     27

------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                    Value
------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 0.5%
  450,000                BBB-/Baa3   AngloGold Ashanti Holdings Co., 5.375%,
                                     4/15/20                                        $    466,286
  350,000                BBB-/Baa3   Gold Fields Orogen Holding BVI, 4.875%,
                                     10/7/20                                             332,011
  425,000                  A-/Baa2   Inco, Ltd., 7.2%, 9/15/32                           498,259
                                                                                    ------------
                                                                                    $  1,296,556
------------------------------------------------------------------------------------------------
                                     Fertilizers & Agricultural Chemicals -- 0.2%
  450,000                 BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19                   $    550,905
------------------------------------------------------------------------------------------------
                                     Industrial Gases -- 0.2%
  460,000                 BBB/Baa2   Airgas, Inc., 2.85%, 10/1/13                   $    468,478
------------------------------------------------------------------------------------------------
                                     Specialty Chemicals -- 0.1%
  310,000                 BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17          $    373,747
------------------------------------------------------------------------------------------------
                                     Steel -- 0.1%
  230,000                BBB-/Baa3   ArcelorMittal SA, 6.125%, 6/1/18               $    239,930
  195,000                  BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18               194,513
                                                                                    ------------
                                                                                    $    434,443
                                                                                    ------------
                                     Total Materials                                $  3,451,049
------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 1.1%
                                     Building Products -- 0.2%
  520,000                 BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                   $    535,116
------------------------------------------------------------------------------------------------
                                     Construction & Farm Machinery & Heavy Trucks -- 0.1%
  130,000                   A/Baa1   Cummins, Inc., 6.75%, 2/15/27                  $    161,540
------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 0.3%
  536,000                     A/A2   Cargill, Inc., 4.307%, 5/14/21                 $    585,366
  175,000                    A-/A3   Tyco International Finance SA, 8.5%, 1/15/19        228,386
                                                                                    ------------
                                                                                    $    813,752
------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 0.2%
  500,000                BBB+/Baa1   Ingersoll-Rand Global Holding, 9.5%, 4/15/14   $    579,725
  150,000                BBB-/Baa3   Valmont Industries, Inc., 6.625%, 4/20/20           174,426
                                                                                    ------------
                                                                                    $    754,151
------------------------------------------------------------------------------------------------
                                     Trading Companies & Distributors -- 0.3%
  875,000                BBB-/BBB-   Aviation Capital Group Corp., 6.75%, 4/6/21    $    845,364
                                                                                    ------------
                                     Total Capital Goods                            $  3,109,923
------------------------------------------------------------------------------------------------
                                     COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                     Office Services & Supplies -- 0.1%
  350,000                  BBB+/A2   Pitney Bowes, Inc., 5.6%, 3/15/18              $    371,117
                                                                                    ------------
                                     Total Commercial Services & Supplies           $    371,117
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                        Value
----------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.2%
                                     Airlines -- 0.0%
     6,860               BBB+/Baa2   Continential Airlines, Inc., 6.648%, 9/15/17       $      7,100
----------------------------------------------------------------------------------------------------
                                     Trucking -- 0.2%
   435,000               BBB-/Baa2   Asciano Finance, Ltd., 5.0%, 4/7/18                $    448,934
                                                                                        ------------
                                     Total Transportation                               $    456,034
----------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.1%
                                     Automobile Manufacturers -- 0.0%+
    55,000                BBB/Baa2   Hyundai Motor Manufacturer, Ltd., 4.5%,
                                     4/15/15                                            $     56,908
    70,000               BBB+/Baa1   Nissan Motor Acceptance Corp., 4.5%,
                                     1/30/15 (144A)                                           73,705
                                                                                        ------------
                                                                                        $    130,613
----------------------------------------------------------------------------------------------------
                                     Motorcycle Manufacturers -- 0.1%
   150,000               BBB+/Baa1   Harley-Davidson Financial Services, Inc., 3.875%,
                                     3/15/16                                            $    157,352
                                                                                        ------------
                                     Total Automobiles & Components                     $    287,965
----------------------------------------------------------------------------------------------------
                                     CONSUMER DURABLES & APPAREL -- 0.2%
                                     Household Appliances -- 0.2%
   500,000               BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13                      $    518,401
                                                                                        ------------
                                     Total Consumer Durables & Apparel                  $    518,401
----------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.2%
                                     Education Services -- 0.2%
   300,000                 AAA/Aaa   Leland Stanford Junior University, 4.75%,
                                     5/1/19                                             $    352,938
   250,000                 AAA/Aaa   Massachusetts Institute of Technology, 5.6%,
                                     7/1/11                                                  335,868
                                                                                        ------------
                                                                                        $    688,806
                                                                                        ------------
                                     Total Consumer Services                            $    688,806
----------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.5%
                                     Broadcasting -- 0.2%
   512,000               BBB+/Baa1   News America, Inc., 7.3%, 4/30/28                  $    602,170
----------------------------------------------------------------------------------------------------
                                     Cable & Satellite -- 0.3%
   125,000               BBB+/Baa1   British Sky Broadcasting Plc, 6.1%,
                                     2/15/18 (144A)                                     $    146,156
    80,000               BBB+/Baa1   Comcast Corp., 5.3%, 1/15/14                             86,385
   400,000                BBB/Baa2   Time Warner Cable, Inc., 5.0%, 2/1/20                   447,024
   100,000                BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19                  128,868
    50,000                BBB/Baa2   Time Warner Cable, Inc., 8.75, 2/14/19                   65,744
                                                                                        ------------
                                                                                        $    874,177
                                                                                        ------------
                                     Total Media                                        $  1,476,347
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     29

-----------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                     RETAILING -- 0.2%
                                     Internet Retail -- 0.2%
   425,000                BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20                 $    431,976
                                                                                   ------------
                                     Total Retailing                               $    431,976
-----------------------------------------------------------------------------------------------
                                     FOOD & DRUG RETAILING -- 0.1%
                                     Drug Retail -- 0.1%
   194,785               BBB+/Baa2   CVS Pass-Through Trust, 5.298%, 1/11/27       $    201,155
   122,094               BBB+/Baa2   CVS Pass-Through Trust, 5.773%, 1/10/33            127,957
                                                                                   ------------
                                                                                   $    329,112
                                                                                   ------------
                                     Total Food & Drug Retailing                   $    329,112
-----------------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 0.3%
                                     Agricultural Products -- 0.1%
   410,000                BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20                  $    425,087
-----------------------------------------------------------------------------------------------
                                     Brewers -- 0.0%
    55,000                 A-/Baa1   Anheuser-Busch InBev Worldwide, Inc., 7.75%,
                                     1/15/19                                       $     72,272
-----------------------------------------------------------------------------------------------
                                     Soft Drinks -- 0.1%
   200,000                  BBB/A3   Coca-Cola Enterprises, Inc., 4.5%, 9/1/21     $    224,208
                                                                                   ------------
                                     Total Food, Beverage & Tobacco                $    721,567
-----------------------------------------------------------------------------------------------
                                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%+
                                     Personal Products -- 0.0%+
   100,000                 BBB+/A3   Avon Products, Inc., 6.5%, 3/1/19             $    113,926
                                                                                   ------------
                                     Total Household & Personal Products           $    113,926
-----------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                     Health Care Services -- 0.1%
   230,000               BBB+/Baa3   Express Scripts, Inc., 3.125%, 5/15/16        $    238,064
                                                                                   ------------
                                     Total Health Care Equipment & Services        $    238,064
-----------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS & BIOTECHNOLOGY -- 0.1%
                                     Biotechnology -- 0.1%
   285,000                  AA-/A2   Genzyme Corp., 3.625%, 6/15/15                $    308,737
                                                                                   ------------
                                     Total Pharmaceuticals & Biotechnology         $    308,737
-----------------------------------------------------------------------------------------------
                                     BANKS -- 3.4%
                                     Diversified Banks -- 0.7%
   270,000                  A+/Aa3   Barclays Bank Plc, 5.2%, 7/10/14              $    284,376
   705,000               BBB+/Baa1   Barclays Bank Plc, 6.05%, 12/4/17                  710,746
   450,000                    A/A1   BNP Paribas SA, 1.34438%, 4/27/17                  434,250
   200,000                  A+/Aa2   HSBC Holdings Plc, 4.875%, 1/14/22                 214,997
   250,000                   B+/B2   Kazkommerts International BV, 8.0%, 11/3/15        220,000

The accompanying notes are an integral part of these financial statements.


30     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                        Value
----------------------------------------------------------------------------------------------------
                                     Diversified Banks -- (continued)
  250,000                    A-/A2   Northgroup Preferred Capital Corp., 6.378%,
                                     1/29/49                                            $    231,473
                                                                                        ------------
                                                                                        $  2,095,842
----------------------------------------------------------------------------------------------------
                                     Regional Banks -- 2.7%
  250,000                  BBB+/A2   American Express Bank FSB, 5.5%, 4/16/13           $    262,983
  250,000                    A-/A2   BB&T Corp., 5.7%, 4/30/14                               273,875
  500,000                    A-/A2   Branch Banking & Trust Co., 4.875%, 1/15/13             518,512
  265,000                 BB+/Baa3   Capital One Capital VI, 8.875%, 5/15/40                 278,761
  250,000                     A/A1   HSBC Bank USA NA/New York NY, 6.0%, 8/9/17              266,868
  875,000                BBB+/Baa1   KeyBank NA, 5.8%, 7/1/14                                948,149
  250,000                BBB+/Baa1   Keycorp, 6.5%, 5/14/13                                  265,429
  450,000                    A/Aa3   Mellon Funding Corp., 5.5%, 11/15/18                    504,911
1,100,000                 BBB/Baa3   PNC Financial Services Group, Inc., 6.75%,
                                     7/29/49                                               1,138,137
1,000,000    8.25         BBB/Baa3   PNC Financial Services Group, Inc., Floating Rate
                                     Note, 5/29/49                                         1,032,509
  850,000                     A/A3   Sovereign Bancorp, 8.75%, 5/30/18                       956,621
1,000,000                BBB+/Baa1   State Street Capital Corp., 8.25%, 1/29/49            1,002,590
                                                                                        ------------
                                                                                        $  7,449,345
                                                                                        ------------
                                     Total Banks                                        $  9,545,187
----------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 5.1%
                                     Asset Management & Custody Banks -- 0.2%
  210,000                     A/A3   Ameriprise Financial, Inc., 5.3%, 3/15/20          $    231,753
  100,000                   AA-/A1   Franklin Resources, Inc., 3.125%, 5/20/15               105,379
  220,000                    A+/A1   State Street Corp., 4.3%, 5/30/14                       236,330
                                                                                        ------------
                                                                                        $    573,462
----------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 1.2%
  250,000                  BBB+/A2   American Express Co., 2.75%, 9/15/15               $    257,408
  260,000                    A+/A1   American Honda Finance, Inc., 6.7%,
                                     10/1/13 (144A)                                          279,730
  360,000                 BBB/Baa1   Capital One Bank USA NA, 8.8%, 7/15/19                  435,378
  500,000                  BB+/Ba1   Ford Motor Credit Co., LLC, 3.875%, 1/15/15             505,653
1,000,000                  BB+/Ba1   Ford Motor Credit Co., LLC, 4.25%, 2/3/17             1,000,000
  200,000                 BBB/Baa2   Hyundai Capital America, 4.0%, 6/8/17                   202,772
  265,000    4.00         BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14                  257,090
  375,000                   CCC/B3   Springleaf Finance Corp., 6.9%, 12/15/17                290,625
                                                                                        ------------
                                                                                        $  3,228,656
----------------------------------------------------------------------------------------------------
                                     Diversified Finance Services -- 1.4%
  290,000                BBB+/Baa2   Alterra Finance LLC, 6.25%, 9/30/20                $    306,762
  500,000                  A-/Baa1   Bank of America Corp., 5.9%, 12/28/25                   489,686
  420,000                  AA+/Aa2   General Electric Capital Corp., 6.75%, 3/15/32          502,945

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     31

---------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                       Value
---------------------------------------------------------------------------------------------------
                                     Diversified Finance Services -- (continued)
  250,000                  AA+/Aa2   General Electric Capital Corp., 5.625%, 9/15/17   $    284,220
  100,000                BBB+/Baa2   Hyundai Capital Services, Inc., 6.0%, 5/5/15           107,287
2,050,000                 BBB/Baa1   JPMorgan Chase & Co., 7.9%, 4/29/49                  2,220,581
                                                                                       ------------
                                                                                       $  3,911,481
---------------------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 2.0%
   94,453                  BBB-/NR   Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)      $    104,250
  500,000                     A/A2   Charles Schwab Corp., 4.95%, 6/1/14                    544,489
1,060,000         5.79    BB+/Baa2   Goldman Sachs Capital Corp., Floating Rate Note,
                                     6/1/43                                                 723,450
  550,000                 BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18                 495,000
  385,000                 BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21                 367,675
  250,000                   BBB/A2   Macquarie Bank, Ltd., 6.625%, 4/7/21                   237,956
  235,000                   BBB/A2   Macquarie Group, Ltd., 7.625%, 8/13/19                 242,054
  250,000                   BBB/A2   Macquarie Group, Ltd., 6.0%, 1/14/20                   240,469
  200,000                  A-/Baa1   Merrill Lynch & Co., 5.45%, 2/5/13                     205,823
  750,000                    A-/A2   Morgan Stanley Co., 4.0%, 9/22/20                      746,988
  500,000                    A-/A2   Morgan Stanley Co., 5.0%, 8/31/25                      490,243
  250,000                    A-/A2   Morgan Stanley Co., 5.5%, 1/26/20                      246,763
  825,000                  NR/Baa3   Scottrade Financial Services, Inc., 6.125%,
                                     7/11/21                                                832,074
                                                                                       ------------
                                                                                       $  5,477,234
---------------------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.3%
  240,000                 BBB/Baa1   Banque PSA Finance SA, 5.75%, 4/4/21              $    213,152
  600,000                 BBB/Baa3   Cantor Fitzgerald LP, 7.875%, 10/15/19                 602,323
                                                                                       ------------
                                                                                       $    815,475
                                                                                       ------------
                                     Total Diversified Financials                      $ 14,006,308
---------------------------------------------------------------------------------------------------
                                     INSURANCE -- 2.5%
                                     Insurance Brokers -- 0.1%
  250,000                BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                     5/15/20 (144A)                                    $    271,120
---------------------------------------------------------------------------------------------------
                                     Life & Health Insurance -- 0.8%
  150,000                    A-/A3   Aflac, Inc., 8.5%, 5/15/19                        $    188,444
  420,000                 BBB/Baa3   Delphi Financial Group, Inc., 7.875%, 1/31/20          504,763
  280,000                  BBB/Ba1   Lincoln National Corp., 6.05%, 4/20/67                 249,200
  160,000                  A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19                  200,102
  365,000                 BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                          507,533
  335,000                  A-/Baa2   Protective Life Corp., 7.375%, 10/15/19                371,653
  275,000                   A/Baa2   Prudential Financial, Inc., 5.15%, 1/15/13             284,508
                                                                                       ------------
                                                                                       $  2,306,203
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


32     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

----------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                  Value
----------------------------------------------------------------------------------------------
                                     Multi-Line Insurance -- 0.7%
   250,000                BBB/Baa3   Genworth Financial, Inc., 4.95%, 10/1/15     $    252,835
   350,000                BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21           336,869
   730,000                 BB/Baa3   Liberty Mutual Group, Inc., 7.0%,
                                     3/15/37 (144A)                                    638,750
   500,000               BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                     6/15/14 (144A)                                    534,564
   200,000                   A+/A3   Loew Corp., 5.25%, 3/15/16                        220,880
                                                                                  ------------
                                                                                  $  1,983,898
----------------------------------------------------------------------------------------------
                                     Property & Casualty Insurance -- 0.4%
   100,000               BBB-/Baa3   Hanover Insurance Group, 7.625%, 10/15/25    $    110,530
   400,000               BBB-/Baa3   The Hanover Insurance Group, Inc., 7.5%,
                                     3/1/20                                            458,497
   280,000                BBB/Baa3   White Mountains Re Group, Ltd., 6.375%,
                                     3/20/17                                           295,130
   250,000                 BB+/Ba2   White Mountains Re Group, Ltd., 7.506%,
                                     5/29/49                                           233,040
                                                                                  ------------
                                                                                  $  1,097,197
----------------------------------------------------------------------------------------------
                                     Reinsurance -- 0.5%
   450,000                BBB/BBB+   Platinum Underwriters HD, 7.5%, 6/1/17       $    475,914
   275,000                 A-/Baa1   Reinsurance Group of America, Inc., 6.45%,
                                     11/15/19                                          312,685
   265,000               BBB-/Baa3   Reinsurance Group of America, Inc., 6.75%,
                                     12/15/65                                          238,687
   240,000                BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40           257,525
                                                                                  ------------
                                                                                  $  1,284,811
                                                                                  ------------
                                     Total Insurance                              $  6,943,229
----------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 1.9%
                                     Diversified Real Estate Activities -- 0.1%
   235,000                   A-/A2   WEA Finance LLC, 7.125%, 4/15/18             $    282,659
----------------------------------------------------------------------------------------------
                                     Diversified Real Estate Investment Trust -- 0.3%
   440,000               BBB+/Baa1   Dexus Finance Pty, Ltd., 7.125%, 10/15/14    $    481,685
   140,000                BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15            144,980
    60,000                BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20            64,637
   285,000                BBB/Baa3   Goodman Funding Pty, Ltd., 6.375%, 4/15/21        298,512
                                                                                  ------------
                                                                                  $    989,814
----------------------------------------------------------------------------------------------
                                     Office Real Estate Investment Trust -- 0.2%
    50,000                BBB/Baa2   Mack-Cali Realty Corp., 7.75%, 8/15/19       $     61,165
   500,000                BBB/Baa2   Mack-Cali Realty LP, 5.125%, 2/15/14              521,113
                                                                                  ------------
                                                                                  $    582,278
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     33

-----------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                         Value
-----------------------------------------------------------------------------------------------------
                                     Retail Real Estate Investment Trust -- 0.3%
   245,000                BB+/Baa3   Developers Diversified Realty, Inc., 7.5%, 4/1/17   $    275,962
   435,000                BBB/Baa2   Tanger Factory Outlet Centers, Inc., 6.15%,
                                     11/15/15                                                 483,507
                                                                                         ------------
                                                                                         $    759,469
-----------------------------------------------------------------------------------------------------
                                     Specialized Real Estate Investment Trust -- 1.0%
   700,000               BBB-/Baa2   Health Care REIT, Inc., 6.2%, 6/1/16                $    766,096
   210,000               BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%, 1/17/17             230,801
   475,000               BBB-/Baa2   Hospitality Properties Trust, 7.875%, 8/15/14            518,569
   382,000               BBB-/Baa3   Senior Housing Properties Trust, 6.75%, 4/15/20          405,271
   500,000                BBB/Baa2   Ventas Realty LP/V, 6.5%, 6/1/16                         518,298
   270,000                BBB/Baa2   Ventas Realty LP/Ventas Capital Corp., 4.75%,
                                     6/1/21                                                   278,234
                                                                                         ------------
                                                                                         $  2,717,269
                                                                                         ------------
                                     Total Real Estate                                   $  5,331,489
-----------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 0.0%+
                                     Data Processing & Outsourced Services -- 0.0%+
    44,000                 B-/Caa1   First Data Corp., 8.25%, 1/15/21                    $     40,700
                                                                                         ------------
                                     Total Software & Services                           $     40,700
-----------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS -- 0.1%
                                     Semiconductor Equipment -- 0.1%
   185,000                BBB/Baa1   Klac Instruments Corp., 6.9%, 5/1/18                $    218,731
                                                                                         ------------
                                     Total Semiconductors                                $    218,731
-----------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 1.6%
                                     Integrated Telecommunication Services -- 1.0%
   360,000                   A-/A2   AT&T, Inc., 2.95%, 5/15/16                          $    381,403
   335,000                 BB/Baa3   Embarq Corp., 7.082%, 6/1/16                             374,066
   350,000                   A-/A3   France Telecom SA, 4.375%, 7/8/14                        372,895
   340,000                   NR/A2   GTP Towers Issuer LLC, 4.436%, 2/15/15 (144A)            350,302
   500,000                BBB/Baa2   Telecom Italia Capital SA, 7.175%, 6/18/19               506,250
   300,000                BBB/Baa2   Telecom Italia Capital, 5.25%, 11/15/13                  301,500
   350,000               BBB+/Baa1   Telefonica Emisiones SAU, 5.462%, 2/16/21                347,727
   150,000                   A-/A3   Verizon Communications, Inc., 8.75%, 11/1/18             208,059
                                                                                         ------------
                                                                                         $  2,842,202
-----------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- 0.5%
   250,000                   NR/A2   Crown Castle Towers LLC, 5.495%,
                                     1/15/17 (144A)                                      $    273,890
   240,000                   NR/A2   Crown Castle Towers LLC, 4.883%, 8/15/20                 249,909
   140,000                   NR/A2   Crown Castle Towers LLC, 6.113%, 1/15/20                 157,025
   225,000                   NR/A2   GTP Acquisition Partners I LLC, 4.347%, 6/15/16          226,337

The accompanying notes are an integral part of these financial statements.


34     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                      Value
-------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- (continued)
   500,000                   A-/A3   Vodafone Group Plc, 5.375%, 1/30/15             $    559,626
                                                                                     ------------
                                                                                     $  1,466,787
                                                                                     ------------
                                     Total Telecommunication Services                $  4,308,989
-------------------------------------------------------------------------------------------------
                                     UTILITIES -- 1.0%
                                     Electric Utilities -- 0.6%
   225,000                 A-/Baa1   Commonwealth Edison Co., 6.15%, 9/15/17         $    270,905
   270,000                   A-/A3   Enel Finance International SA, 5.125%,
                                     10/7/19 (144A)                                       246,985
   152,922                 BB/Baa3   FPL Energy America Wind LLC, 6.639%,
                                     6/20/23 (144A)                                       158,586
    68,000                   B/Ba2   FPL Energy Wind Funding, 6.876%,
                                     6/27/17 (144A)                                        54,400
   200,000                BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                     1/15/19 (144A)                                       208,080
   125,000                BBB/Baa2   Neveda Power Co., 6.5%, 8/1/18                       152,199
   106,674                   NR/NR   Orcal Geothermal, 6.21%, 12/30/20 (144A)             108,265
   100,000               BBB-/Baa3   Public Service of New Mexico, 7.95%, 5/15/18         118,925
   250,000                 BBB+/A3   West Penn Power Co., 5.95%, 12/15/17                 296,619
                                                                                     ------------
                                                                                     $  1,614,964
-------------------------------------------------------------------------------------------------
                                     Gas Utilities -- 0.1%
   250,000                  A+/Aa3   Southern California Gas Co., 5.125%, 11/15/40   $    307,154
-------------------------------------------------------------------------------------------------
                                     Independent Power Producer & Energy Traders -- 0.0%
   223,000                  BB/Ba2   NSG Holdings, Inc., 7.75%, 12/15/25             $    223,000
-------------------------------------------------------------------------------------------------
                                     Multi-Utilities -- 0.3%
   615,000               BBB+/Baa2   NY State Gas and Electric, 6.15%,
                                     12/15/17 (144A)                                 $    698,599
                                                                                     ------------
                                     Total Utilities                                 $  2,843,717
-------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $57,403,977)                              $ 62,664,383
-------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.6%
   129,484                 AAA/Aaa   Fannie Mae Benchmark Remic, 5.45%,
                                     12/25/20                                        $    141,116
   312,347        5.77     AAA/Aaa   Fannie Mae REMICS, Floating Rate Note,
                                     3/25/39                                              336,115
   591,394                 AAA/Aaa   Fannie Mae, 5.5%, 3/1/23 - 12/1/35                   644,332
   154,510                 AAA/Aaa   Federal Home Loan Mortgage Corp., 5.0%,
                                     11/1/34                                              166,796
   159,225                 AAA/Aaa   Federal Home Loan Mortgage Corp., 5.5%,
                                     10/1/16 - 11/1/34                                    173,139
    80,183                 AAA/Aaa   Federal Home Loan Mortgage Corp., 6.0%,
                                     4/1/33                                                89,290

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     35

-------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                   U.S. Government and Agency Obligations -- (continued)
  151,610                  AAA/Aaa Federal Home Loan Mortgage Corp., 6.5%,
                                   5/1/32 - 10/1/33                                 $    172,853
   76,916                  AAA/Aaa Federal Home Loan Mortgage Corp., 7.0%,
                                   10/1/46                                                87,098
  205,503         2.57     AAA/Aaa Federal Home Loan Mortgage Corp., Floating Rate
                                   Note, 11/1/35                                         217,088
1,258,215                  AAA/Aaa Federal National Mortgage Association, 4.5%,
                                   11/1/20 - 6/1/39                                    1,367,928
  418,163                  AAA/Aaa Federal National Mortgage Association, 5.0%,
                                   12/1/17 - 6/1/37                                      452,952
1,322,758                  AAA/Aaa Federal National Mortgage Association, 5.5%,
                                   8/1/14 - 5/1/37                                     1,441,187
  546,385                  AAA/Aaa Federal National Mortgage Association, 6.0%,
                                   9/1/29 - 10/1/37                                      603,329
  195,179                  AAA/Aaa Federal National Mortgage Association, 6.5%,
                                   12/1/21 - 10/1/32                                     223,003
  220,915                  AAA/Aaa Federal National Mortgage Association, 7.0%,
                                   3/1/12 - 1/1/36                                       253,228
   21,626                  AAA/Aaa Federal National Mortgage Association, 8.0%,
                                   4/1/20 - 5/1/31                                        25,837
  401,105                  AAA/Aaa Freddie Mac, 5.0%, 8/1/37                             432,057
  480,929                  AAA/Aaa Freddie Mac, 6.0%, 1/1/38 - 10/1/38                   528,547
  130,619                  AAA/Aaa Government National Mortgage Association II,
                                   5.5%, 2/20/34                                         146,537
   41,509                  AAA/Aaa Government National Mortgage Association,
                                   4.5%, 4/15/35                                          45,565
1,091,129                  AAA/Aaa Government National Mortgage Association,
                                   5.0%, 2/15/18 - 8/15/19                             1,194,250
  400,822                  AAA/Aaa Government National Mortgage Association,
                                   5.5%, 8/15/33 - 4/20/35                               449,904
  730,150                  AAA/Aaa Government National Mortgage Association,
                                   6.0%, 4/15/14 - 9/15/38                               826,551
  511,222                  AAA/Aaa Government National Mortgage Association,
                                   6.5%, 10/15/28 - 5/15/33                              594,958
    5,873                  AAA/Aaa Government National Mortgage Association,
                                   7.0%, 4/15/28 - 8/15/28                                 6,909
   11,438                  AAA/Aaa Government National Mortgage Association,
                                   7.5%, 9/20/29 - 1/15/30                                12,689
    3,693                  AAA/Aaa Government National Mortgage Association,
                                   8.0%, 2/15/30                                           3,774
  500,000                   AA+/NR Tennessee Valley Authority, 6.25%, 12/15/17           638,674
1,020,000                  AA+/Aaa U.S. Treasury Bonds, 5.25%, 11/15/28                1,406,007
1,500,000                  AA+/Aaa U.S. Treasury Notes, 1.875%, 8/31/17                1,581,446
  300,000                  AA+/Aaa U.S. Treasury Notes, 2.625%, 11/15/20                 325,406

The accompanying notes are an integral part of these financial statements.


36     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                     Value
-------------------------------------------------------------------------------------------------
                                    U.S. Government and Agency Obligations -- (continued)
1,750,000                 AA+/Aaa   U.S. Treasury Notes, 3.125%, 5/15/19             $  1,975,449
  300,000                 AA+/Aaa   U.S. Treasury Notes, 3.375%, 11/15/19                 344,250
  500,000                 AA+/Aaa   U.S. Treasury Notes, 3.625%, 2/15/20                  584,063
  525,000                 AA+/Aaa   U.S. Treasury Notes, 5.375%, 2/15/31                  747,305
                                                                                     ------------
                                    Total Government                                 $ 18,239,632
-------------------------------------------------------------------------------------------------
                                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                    (Cost $16,344,700)                               $ 18,239,632
-------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BOND -- 0.1%
  225,000                  NR/Aaa   France Government Bond OAT, 4.0%, 4/25/14        $    313,779
-------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BOND
                                    (Cost $342,270)                                  $    313,779
-------------------------------------------------------------------------------------------------
                                    MUNICIPAL BONDS -- 1.5%
                                    GOVERNMENT -- 1.5%
                                    Municipal Airport -- 0.1%
  250,000                BBB/Baa1   Indianapolis Airport Authority, 5.1%, 1/15/17    $    285,348
-------------------------------------------------------------------------------------------------
                                    Municipal General -- 0.7%
  270,000                  AA/Aa1   OH INFRA-TXB-2-BABS, 3.0%, 6/15/15               $    283,967
1,000,000                   A-/A1   State of California, 5.45%, 4/1/15                  1,099,820
  420,000                   A-/A1   State of California, 6.2%, 3/1/19                     491,648
                                                                                     ------------
                                                                                     $  1,875,435
-------------------------------------------------------------------------------------------------
                                    Municipal Higher Education -- 0.5%
  600,000                 AAA/Aaa   Massachusetts Health & Educational Facilities
                                    Authority, 5.5%, 11/15/36                        $    730,986
  100,000                 AAA/Aaa   Missouri State Health & Educational Facilities,
                                    5.0%, 11/15/39                                        113,350
  550,000                 AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                    10/1/41                                               630,443
                                                                                     ------------
                                                                                     $  1,474,779
-------------------------------------------------------------------------------------------------
                                    Municipal Transportation -- 0.2%
  400,000                  BBB/A3   Massachusetts Port Authority, 5.0%, 7/1/16       $    426,116
                                                                                     ------------
                                    Total Government                                 $  4,061,678
-------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL BONDS
                                    (Cost $3,690,963)                                $  4,061,678
-------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN INTERESTS -- 0.7%**
                                    TRANSPORTATION -- 0.1%
                                    Trucking -- 0.1%
  204,296         6.00      BB/B1   Swift Transportation Co., LLC, Term Loan,
                                    11/22/16                                         $    205,701
                                                                                     ------------
                                    Total Transportation                             $    205,701
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     37

-----------------------------------------------------------------------------------------------
                         S&P/
Principal     Floating   Moody's
Amount ($)    Rate (b)   Ratings                                                   Value
-----------------------------------------------------------------------------------------------
                                    AUTOMOBILES & COMPONENTS -- 0.1%
                                    Automobile Manufacturers -- 0.1%
  497,500         6.00     BB/Ba2   Chrysler Group LLC, Tranche B Term Loan,
                                    4/28/17                                        $    488,243
                                                                                   ------------
                                    Total Automobiles & Components                 $    488,243
-----------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Casinos & Gaming -- 0.1%
  247,928         3.29   BBB-/Ba1   Scientific Games Corp., Term Loan A, 6/10/13   $    244,210
                                                                                   ------------
                                    Total Consumer Services                        $    244,210
-----------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Diversified Finance Services -- 0.1%
  297,750         5.00    NR/Baa1   Kasima LLC, Incremental Term Loan , 3/25/17    $    297,750
                                                                                   ------------
                                    Total Diversified Financials                   $    297,750
-----------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Application Software -- 0.1%
  144,166         6.50    BB-/Ba2   Allen Systems Group, Inc., Term B Loan,
                                    11/22/15                                       $    144,166
                                                                                   ------------
                                    Total Software & Services                      $    144,166
-----------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                    Communications Equipment -- 0.1%
  496,250         5.00     BB/Ba3   CommScope, Inc., Term B Loan, 1/3/18           $    497,491
                                                                                   ------------
                                    Total Technology Hardware & Equipment          $    497,491
-----------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $1,877,084)                              $  1,877,561
-----------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENT -- 0.1%
                                    Certificate of Deposit -- 0.1%
  250,000                    A/A2   Intesa Sanpaolo S.p.A./New York, 2.375%,
                                    12/21/12                                       $    242,611
-----------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENT
                                    (Cost $242,700)                                $    242,611
-----------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 99.4%
                                    (Cost $236,127,250) (a)                        $275,357,276
-----------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- 0.6%           $  1,722,055
-----------------------------------------------------------------------------------------------
                                    TOTAL NET ASSETS -- 100.0%                     $277,079,331
===============================================================================================

+         Amount rounds to less than 0.1%.

*         Non-income producing security.

NR        Not rated by either S&P or Moody's.

WR        Rating withdrawn by either S&P or Moody's.


The accompanying notes are an integral part of these financial statements.


38     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

(A.D.R.)  American Depositary Receipt.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2012, the value of these securities amounted to $5,698,600 or 2.1% of total net assets.

(a) At January 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $236,273,602 was as follows:

            Aggregate gross unrealized gain for all investments in which
              there is an excess of value over tax cost                       $44,348,833
            Aggregate gross unrealized loss for all investments in which
              there is an excess of tax cost over value                        (5,265,159)
                                                                              -----------
            Net unrealized gain                                               $39,083,674
                                                                              ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2012 aggregated $26,616,604 and $36,057,228, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.


The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     39

The following is a summary of the inputs used as of January 31, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                         Level 1        Level 2       Level 3   Total
--------------------------------------------------------------------------------------------
 Asset backed securities                 $         --   $ 3,206,935   $ --      $  3,206,935
 Collateralized mortgage obligations               --     8,433,743     --         8,433,743
 Corporate bonds                                   --    62,664,383     --        62,664,383
 Municipal bonds                                   --     4,061,678     --         4,061,678
 U.S. government and agency
 obligations                                       --    18,239,632     --        18,239,632
 Common stocks                            175,130,351            --     --       175,130,351
 Preferred stocks                           1,186,603            --     --         1,186,603
 Foreign government bonds                          --       313,779     --           313,779
 Senior Floating Rate Loan Interests               --     1,877,561     --         1,877,561
 Temporary cash investments                        --       242,611     --           242,611
--------------------------------------------------------------------------------------------
 Total                                   $176,316,954   $99,040,322   $ --      $275,357,276
============================================================================================

The accompanying notes are an integral part of these financial statements.


40     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Statement of Assets and Liabilities | 1/31/12 (unaudited)

ASSETS:
  Investment in securities (cost $236,127,250)                            $275,357,276
  Cash                                                                       1,123,243
  Foreign currencies, at value (cost $13,145)                                   11,792
  Receivables --
   Investment securities sold                                                1,004,380
   Fund shares sold                                                            480,462
   Dividends and interest                                                    1,271,905
   Due from Pioneer Investment Management, Inc.                                 28,709
  Other                                                                         35,137
--------------------------------------------------------------------------------------
     Total assets                                                         $279,312,904
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,716,622
   Fund shares repurchased                                                     372,688
  Due to affiliates                                                             89,674
  Accrued expenses                                                              54,589
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  2,233,573
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $240,684,831
  Distributions in excess of net investment income                            (228,361)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                             (2,605,280)
  Net unrealized gain on investments                                        39,230,026
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     (1,885)
--------------------------------------------------------------------------------------
     Total net assets                                                     $277,079,331
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $121,117,387/12,784,719 shares)                       $       9.47
  Class B (based on $6,682,712/710,028 shares)                            $       9.41
  Class C (based on $13,405,538/1,418,650 shares)                         $       9.45
  Class Y (based on $135,873,694/14,321,265 shares)                       $       9.49
MAXIMUM OFFERING PRICE:
  Class A ($9.47 [divided by] 95.5%)                                      $       9.92
======================================================================================

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     41

Statement of Operations (unaudited)

For the Six Months Ended 1/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $10,227)                      $  2,265,213
  Interest                                                                     2,344,699
  Income from securities loaned, net                                              21,291
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                   $  4,631,203
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $    878,082
  Transfer agent fees
   Class A                                                                       121,923
   Class B                                                                        14,483
   Class C                                                                         9,135
   Class Y                                                                           602
  Distribution fees
   Class A                                                                       147,996
   Class B                                                                        36,952
   Class C                                                                        64,326
  Shareholder communications expense                                             166,460
  Administrative reimbursements                                                   39,176
  Custodian fees                                                                   7,321
  Registration fees                                                               31,282
  Professional fees                                                               28,716
  Printing expense                                                                21,308
  Fees and expenses of nonaffiliated trustees                                      4,856
  Miscellaneous                                                                   15,853
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                            $  1,588,471
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                  (99,116)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                              $  1,489,355
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                   $  3,141,848
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                              $  3,417,745
   Class actions                                                                  30,519       $  3,448,264
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments                                                               ($4,464,208)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                            (1,689)      $ (4,465,897)
-----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                    $ (1,017,633)
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                         $  2,124,215
===========================================================================================================

The accompanying notes are an integral part of these financial statements.


42     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     1/31/12            Year Ended
                                                                     (unaudited)        7/31/11
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $  3,141,848       $  6,975,198
Net realized gain on investments and foreign currency
  transactions                                                          3,448,264         12,330,954
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                (4,465,897)        20,151,107
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  2,124,215       $ 39,457,259
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.14 and $0.22 per share, respectively)                 $ (1,762,640)      $ (2,918,146)
   Class B ($0.10 and $0.13 per share, respectively)                      (75,727)          (143,534)
   Class C ($0.10 and $0.14 per share, respectively)                     (136,535)          (199,614)
   Class Y ($0.14 and $0.24 per share, respectively)                   (2,056,799)        (3,547,543)
Net realized gain:
   Class A ($0.01 and $0.00 per share, respectively)                     (116,581)                --
   Class B ($0.01 and $0.00 per share, respectively)                       (7,114)                --
   Class C ($0.01 and $0.00 per share, respectively)                      (12,799)                --
   Class Y ($0.01 and $0.00 per share, respectively)                     (128,904)                --
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (4,297,099)      $ (6,808,837)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                         $ 14,865,672       $ 39,795,613
Reinvestment of distributions                                           4,151,237          6,581,839
Cost of shares repurchased                                            (26,802,130)       (57,997,007)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                                    $ (7,785,221)      $(11,619,555)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $ (9,958,105)      $ 21,028,867
NET ASSETS:
Beginning of period                                                   287,037,436        266,008,569
----------------------------------------------------------------------------------------------------
End of period                                                        $277,079,331       $287,037,436
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (228,361)      $    661,492
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     43

----------------------------------------------------------------------------------------------
                                     '12 Shares     '12 Amount     '11 Shares     '11 Amount
                                     (unaudited)    (unaudited)
----------------------------------------------------------------------------------------------
Class A
Shares sold                             932,102     $  8,468,568    1,833,191     $ 17,065,493
Reinvestment of distributions           196,751        1,758,001      294,815        2,728,545
Less shares repurchased              (1,500,173)     (13,574,580)  (2,226,745)     (20,770,835)
----------------------------------------------------------------------------------------------
   Net decrease                        (371,320)    $ (3,348,011)     (98,739)    $   (976,797)
==============================================================================================
Class B
Shares sold or exchanged                  27577     $    250,988       58,834     $    546,684
Reinvestment of distributions             8,684           77,118       14,607          133,599
Less shares repurchased                (238,170)      (2,149,509)    (560,019)      (5,144,493)
----------------------------------------------------------------------------------------------
   Net decrease                        (201,909)    $ (1,821,403)    (486,579)    $ (4,464,210)
==============================================================================================
Class C
Shares sold                             165,268     $  1,497,347      366,484     $  3,415,292
Reinvestment of distributions            15,900          142,031       20,602          190,498
Less shares repurchased                (181,321)      (1,640,180)    (450,030)      (4,132,621)
----------------------------------------------------------------------------------------------
   Net decrease                            (153)    $       (802)     (62,944)    $   (526,831)
==============================================================================================
Class Y
Shares sold                             498,203     $  4,648,769    1,989,987     $ 18,768,144
Reinvestment of distributions           242,680        2,174,087      380,910        3,529,197
Less shares repurchased              (1,042,078)      (9,437,861)  (2,968,223)     (27,949,058)
----------------------------------------------------------------------------------------------
   Net decrease                        (301,195)    $ (2,615,005)    (597,326)    $ (5,651,717)
==============================================================================================

The accompanying notes are an integral part of these financial statements.


44     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Financial Highlights

---------------------------------------------------------------------------------------------------------------
                                                                                Six Months Ended
                                                                                1/31/12              Year Ended
                                                                                (Unaudited)          7/31/11
---------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                $   9.54         $   8.49
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                              $   0.10         $   0.22
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         (0.02)            1.05
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $   0.08         $   1.27
---------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 (0.14)           (0.22)
 Net realized gain                                                                     (0.01)              --
---------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $  (0.15)        $  (0.22)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $  (0.07)        $   1.05
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $   9.47         $   9.54
===============================================================================================================
Total return*                                                                           0.90%           15.07%
Ratio of net expenses to average net assets+                                            1.16%**          1.16%
Ratio of net investment income to average net assets+                                   2.27%**          2.34%
Portfolio turnover rate                                                                   10%**            29%
Net assets, end of period (in thousands)                                            $121,117         $125,455
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           1.31%**          1.24%
 Net investment income                                                                  2.12%**          2.26%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           1.16%**          1.16%
 Net investment income                                                                  2.27%**          2.34%
===============================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended     Year Ended    Year Ended
                                                                                  7/31/10        7/31/09       7/31/08
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                              $   7.93       $   8.65      $  10.80
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                            $   0.21       $   0.30      $   0.31
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.59          (0.76)        (0.99)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $   0.80       $  (0.46)     $  (0.68)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                               (0.24)         (0.26)        (0.33)
 Net realized gain                                                                      --             --         (1.14)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               $  (0.24)      $  (0.26)     $  (1.47)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $   0.56       $  (0.72)     $  (2.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $   8.49       $   7.93      $   8.65
=========================================================================================================================
Total return*                                                                        10.07%         (4.95)%       (7.52)%
Ratio of net expenses to average net assets+                                          1.16%          1.16%         1.17%
Ratio of net investment income to average net assets+                                 2.41%          4.05%         3.22%
Portfolio turnover rate                                                                 37%            86%           50%
Net assets, end of period (in thousands)                                          $112,568       $112,506      $111,667
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         1.31%          1.42%         1.30%
 Net investment income                                                                2.26%          3.80%         3.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         1.16%          1.16%         1.16%
 Net investment income                                                                2.41%          4.05%         3.23%
=========================================================================================================================

--------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                                                  7/31/07
--------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                              $  11.19
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                            $   0.37
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.73
--------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $   1.10
--------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                               (0.38)
 Net realized gain                                                                   (1.11)
--------------------------------------------------------------------------------------------
Total distributions                                                               $  (1.49)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $  (0.39)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  10.80
============================================================================================
Total return*                                                                        10.42%
Ratio of net expenses to average net assets+                                          1.16%
Ratio of net investment income to average net assets+                                 3.29%
Portfolio turnover rate                                                                 64%
Net assets, end of period (in thousands)                                          $163,391
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         1.25%
 Net investment income                                                                3.20%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         1.16%
 Net investment income                                                                3.29%
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12    45

-------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/12              Year Ended
                                                                                    (Unaudited)          7/31/11
-------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                                $ 9.47               $ 8.43
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                              $ 0.08               $ 0.14
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                       (0.03)                1.03
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $ 0.05               $ 1.17
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                               (0.10)               (0.13)
 Net realized gain                                                                   (0.01)                  --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $(0.11)              $(0.13)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $(0.06)              $ 1.04
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $ 9.41               $ 9.47
===================================================================================================================
Total return*                                                                         0.54%               13.92%
Ratio of net expenses to average net assets+                                          2.06%**              2.06%
Ratio of net investment income to average net assets+                                 1.44%**              1.47%
Portfolio turnover rate                                                                 10%**                29%
Net assets, end of period (in thousands)                                            $6,683               $8,639
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         2.31%**              2.18%
 Net investment income                                                                1.19%**              1.35%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         2.06%**              2.06%
 Net investment income                                                                1.44%**              1.47%
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                   Year Ended    Year Ended    Year Ended
                                                                                   7/31/10       7/31/09       7/31/08
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                               $  7.88       $  8.61       $ 10.74
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                             $  0.13       $  0.24       $  0.23
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.59         (0.76)        (0.99)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                               $  0.72       $ (0.52)      $ (0.76)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                               (0.17)        (0.21)        (0.23)
 Net realized gain                                                                      --            --         (1.14)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                $ (0.17)      $ (0.21)      $ (1.37)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $  0.55       $ (0.73)      $ (2.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  8.43       $  7.88       $  8.61
=========================================================================================================================
Total return*                                                                         9.12%        (5.82)%       (8.33)%
Ratio of net expenses to average net assets+                                          2.06%         2.06%         2.07%
Ratio of net investment income to average net assets+                                 1.54%         3.18%         2.31%
Portfolio turnover rate                                                                 37%           86%           50%
Net assets, end of period (in thousands)                                           $11,790       $15,132       $21,652
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         2.22%         2.32%         2.13%
 Net investment income                                                                1.37%         2.92%         2.25%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         2.06%         2.06%         2.06%
 Net investment income                                                                1.54%         3.18%         2.32%
=========================================================================================================================

-------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                                                 7/31/07
-------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                             $ 11.14
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                           $  0.28
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      0.72
-------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                             $  1.00
-------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                             (0.29)
 Net realized gain                                                                 (1.11)
-------------------------------------------------------------------------------------------
Total distributions                                                              $ (1.40)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $ (0.40)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 10.74
===========================================================================================
Total return*                                                                       9.47%
Ratio of net expenses to average net assets+                                        2.07%
Ratio of net investment income to average net assets+                               2.36%
Portfolio turnover rate                                                               64%
Net assets, end of period (in thousands)                                         $29,871
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       2.09%
 Net investment income                                                              2.34%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       2.06%
 Net investment income                                                              2.37%
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


46    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

------------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/12             Year Ended
                                                                                    (Unaudited)         7/31/11
------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                $  9.51             $  8.47
------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                              $  0.07             $  0.14
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        (0.02)               1.04
------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  0.05             $  1.18
------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                (0.10)              (0.14)
 Net realized gain                                                                    (0.01)                 --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $ (0.11)            $ (0.14)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $ (0.06)            $  1.04
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  9.45             $  9.51
==================================================================================================================
Total return*                                                                          0.55%              13.99%
Ratio of net expenses to average net assets+                                           2.01%**             1.98%
Ratio of net investment income to average net assets+                                  1.41%**             1.52%
Portfolio turnover rate                                                                  10%**               29%
Net assets, end of period (in thousands)                                            $13,406             $13,492
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.01%**             1.98%
 Net investment income                                                                 1.41%**             1.52%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.01%**             1.98%
 Net investment income                                                                 1.41%**             1.52%
==================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended   Year Ended    Year Ended
                                                                                    7/31/10      7/31/09       7/31/08
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                $  7.91      $  8.63       $10.79
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                              $  0.13      $  0.23       $ 0.22
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         0.60        (0.75)       (0.99)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $  0.73      $ (0.52)      $(0.77)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                (0.17)       (0.20)       (0.25)
 Net realized gain                                                                       --           --        (1.14)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $ (0.17)     $ (0.20)      $(1.39)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $  0.56      $ (0.72)      $(2.16)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $  8.47      $  7.91       $ 8.63
=========================================================================================================================
Total return*                                                                          9.23%       (5.79)%      (8.40)%
Ratio of net expenses to average net assets+                                           2.06%        2.06%        2.07%
Ratio of net investment income to average net assets+                                  1.50%        3.15%        2.31%
Portfolio turnover rate                                                                  37%          86%          50%
Net assets, end of period (in thousands)                                            $12,544      $10,764       $9,071
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          2.06%        2.21%        2.10%
 Net investment income                                                                 1.50%        3.01%        2.28%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          2.06%        2.06%        2.06%
 Net investment income                                                                 1.50%        3.16%        2.32%
=========================================================================================================================

-------------------------------------------------------------------------------------------
                                                                                 Year Ended
                                                                                 7/31/07
-------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                             $ 11.19
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                           $  0.29
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                      0.72
-------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                             $  1.01
-------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                             (0.30)
 Net realized gain                                                                 (1.11)
-------------------------------------------------------------------------------------------
Total distributions                                                              $ (1.41)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $ (0.40)
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $ 10.79
===========================================================================================
Total return*                                                                       9.54%
Ratio of net expenses to average net assets+                                        2.06%
Ratio of net investment income to average net assets+                               2.41%
Portfolio turnover rate                                                               64%
Net assets, end of period (in thousands)                                         $11,784
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       2.10%
 Net investment income                                                              2.37%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       2.06%
 Net investment income                                                              2.41%
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


               Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12    47

-----------------------------------------------------------------------------------------------------------------
                                                                                    Six Months Ended
                                                                                    1/31/12            Year Ended
                                                                                    (Unaudited)        7/31/11
-----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                $   9.54           $   8.49
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                              $   0.12           $   0.25
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                         (0.02)              1.04
-----------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                $   0.10           $   1.29
-----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                                 (0.14)             (0.24)
 Net realized gain                                                                     (0.01)                --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $  (0.15)          $  (0.24)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                          $  (0.05)          $   1.05
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $   9.49           $   9.54
==================================================================================================================
Total return*                                                                           1.18%             15.30%
Ratio of net expenses to average net assets+                                            0.91%**            0.84%
Ratio of net investment income to average net assets+                                   2.52%**            2.67%
Portfolio turnover rate                                                                   10%**              29%
Net assets, end of period (in thousands)                                            $135,874           $139,451
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           0.91%**            0.84%
 Net investment income                                                                  2.52%**            2.67%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           0.91%**            0.84%
 Net investment income                                                                  2.52%**            2.67%
==================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                  Year Ended     Year Ended    Year Ended
                                                                                  7/31/10        7/31/09       7/31/08
Class Y
Net asset value, beginning of period                                              $   7.93       $   8.65      $ 10.80
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                            $   0.24       $   0.30      $  0.36
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                        0.60          (0.73)       (1.01)
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $   0.84       $  (0.43)     $ (0.65)
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                               (0.28)         (0.29)       (0.36)
 Net realized gain                                                                      --             --        (1.14)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                               $  (0.28)      $  (0.29)     $ (1.50)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $   0.56       $  (0.72)     $ (2.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $   8.49       $   7.93      $  8.65
=========================================================================================================================
Total return*                                                                        10.58%         (4.62)%      (7.25)%
Ratio of net expenses to average net assets+                                          0.78%          0.89%        0.80%
Ratio of net investment income to average net assets+                                 2.79%          4.03%        3.57%
Portfolio turnover rate                                                                 37%            86%          50%
Net assets, end of period (in thousands)                                          $129,107       $126,636      $19,655
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         0.78%          0.89%        0.80%
 Net investment income                                                                2.79%          4.03%        3.57%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         0.78%          0.89%        0.80%
 Net investment income                                                                2.79%          4.03%        3.57%
=========================================================================================================================

--------------------------------------------------------------------------------------------
                                                                                  Year Ended
                                                                                  7/31/07
--------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                              $ 11.20
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                            $  0.40
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                       0.74
--------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $  1.14
--------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                              (0.43)
 Net realized gain                                                                  (1.11)
--------------------------------------------------------------------------------------------
Total distributions                                                               $ (1.54)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $ (0.40)
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ (0.40)
============================================================================================
Total return*                                                                       10.82%
Ratio of net expenses to average net assets+                                         0.80%
Ratio of net investment income to average net assets+                                3.61%
Portfolio turnover rate                                                                64%
Net assets, end of period (in thousands)                                          $27,743
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        0.80%
 Net investment income                                                               3.61%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        0.80%
 Net investment income                                                               3.61%
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


48    Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Notes to Financial Statements | 1/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     49

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   Securities or loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At January 31, 2012 there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to


50     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
   value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     51
   investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2011 was as follows:

   -----------------------------------------------------------------------------
                                                                            2011
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $6,808,837
   Long-term capital gain                                                     --
   -----------------------------------------------------------------------------
      Total                                                           $6,808,837
   =============================================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2011:

   -----------------------------------------------------------------------------
                                                                            2011
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                     $   644,717
   Undistributed long-term gain                                          264,245
   Capital loss carryforward                                          (5,880,059)
   Current year dividend payable                                          (9,206)
   Unrealized appreciation                                            43,547,687
   -----------------------------------------------------------------------------
      Total                                                          $38,567,384
   =============================================================================

D. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,085 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2012. During the six months ended January 31, 2012, the Fund recognized gains of $30,519 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.


E. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes


52     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
   of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


F. Risks

   At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     53
   of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At January 31, 2012, the Fund had no securities on loan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the six months ended January 31, 2012.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06%, 2.06% and 1.08% of the average daily net assets attributable to Class A, Class B, Class C and Class Y shares, respectively. These expense limitations are in effect through December 1, 2013 for Class A, Class B and Class C shares, and June 1, 2012 for Class Y shares. Fees waived and expenses reimbursed during the six months ended January 31, 2012 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,138 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2012.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2012, such out-of-pocket expenses by class of shares were as follows


54     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $ 56,207
 Class B                                                                   5,613
 Class C                                                                   6,843
 Class Y                                                                  97,797
--------------------------------------------------------------------------------
    Total:                                                              $166,460
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,157 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2012.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,379 in distribution fees payable to PFD at January 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2012, CDSCs in the amount of $4,160 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2012, the Fund's expenses were not reduced under such arrangements.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     55

6. Forward Foreign Currency Contracts

At January 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. During the six months ended January 31, 2012, the Fund had no outstanding portfolio or settlement hedges.


7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2011, the Fund had no borrowings under a credit facility.


56     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     57

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the second quintile of its Morningstar category for the one and five year periods ended June 30, 2011 and in the first quintile of its Morningstar category for the three year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered


58     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     59
resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


60     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     61

                           This page for your notes.

62     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
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              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     63
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64     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
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              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     65
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66     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12
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              Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12     67
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68     Pioneer Classic Balanced Fund | Semiannual Report | 1/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



[GRAPHIC MAP]






                      Pioneer Government
                      Income Fund
--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2012
--------------------------------------------------------------------------------

                      Ticker Symbols:
                      Class A   AMGEX
                      Class B   ABGIX
                      Class C   GOVCX
                      Class Y   ATGIX









                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2

Portfolio Management Discussion                 4

Portfolio Summary                               7

Prices and Distributions                        8

Performance Update                              9

Comparing Ongoing Fund Expenses                13

Schedule of Investments                        15

Financial Statements                           24

Notes to Financial Statements                  32

Approval of Investment Advisory Agreement      40

Trustees, Officers and Service Providers       44


              Pioneer Government Income Fund | Semiannual Report | 1/31/12     1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2     Pioneer Government Income Fund | Semiannual Report | 1/31/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Government Income Fund | Semiannual Report | 1/31/12     3

Portfolio Management Discussion | 1/31/12

During the six months ended January 31, 2012, the Federal Reserve Board (the
Fed) kept interest rates near zero and stated that it was likely to maintain the low-interest-rate policy into at least 2013. In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the six months ended January 31, 2012. Mr. Schlanger, vice president and portfolio manager at Pioneer, and Mr. Melchreit, vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended January 31, 2012?

A Pioneer Government Income Fund Class A shares returned 4.00% at net asset value during the six months ended January 31, 2012, while the Fund's benchmarks, the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index, returned 5.45% and 2.73%, respectively. During the same period, the average return of the 117 mutual funds in Lipper's General U.S. Government Funds category was 5.02%. On January 31, 2012, the 30-day SEC yield for the Fund's Class A shares was 2.45%, with and without fees waived.

Q Could you describe the investment environment during the six months ended January 31, 2012?

A Yields remained low during the period, as the Fed kept the Federal funds rate, which determines the overnight lending rate to banks, in the 0.00% to 0.25% range in an effort to stimulate economic growth. While the economy began showing some improvement, the recovery appeared anemic and there were concerns that some of the country's long-term financial problems were not being addressed by lawmakers. As a result, Standard & Poor's downgraded U.S. debt from AAA to AA+ in August 2011. That same month, the Fed announced it would keep interest rates at current levels (0.00% to 0.25%) until at least 2013; and in September 2011 the Fed announced a new policy dubbed "Operation Twist," which entails the Fed's selling of short-term Treasuries and using the proceeds to purchase longer-term Treasuries and mortgage-backed securities. With the plan, the Fed hoped to encourage investors to move into riskier asset classes and out of the relative safety that Treasuries afford them. In Europe, particularly in Greece, concerns that rating agencies would downgrade sovereign debt also affected the U.S. Treasury market. Despite S&P's ratings downgrade of Treasuries, however,


4     Pioneer Government Income Fund | Semiannual Report | 1/31/12
     we actually witnessed a flight to quality into the Treasury market, and yields across the yield curve declined.

Q How did you manage the Fund in that environment during the six months ended January 31, 2012?

A During the period, we reduced the Fund's exposure to Treasury "surrogates," which had provided higher yields than traditional bonds but were still backed by the full faith and credit of the U.S. government. We also eliminated the portfolio's positions in TIPS (Treasury Inflation Protected Securities) because of negative returns. We used the proceeds from the sales to invest the Fund in nominal Treasury bonds and agency securities, focusing on those with shorter maturities (in the one- to four-year maturity range). Our approach reduced the Fund's returns during the period, as the shorter-maturity Treasuries in the portfolio returned 3.5% to 4.0%. In comparison, longer-term Treasuries (in the 20-year maturity range), the performance of which were influenced by the Fed's "Operation Twist" purchases, returned more than 20% during the six-month period.

     In addition, we invested the Fund in AAA and AA-rated longer-term municipal bonds that were offering higher yields and also were high-quality securities. Bonds issued by Rockefeller University, Yale University, Columbia University and Rice University are some examples of those investments.

     We trimmed the Fund's position in mortgage-backed securities from 64.5% of the portfolio's net assets on July 31, 2011, to 52.8% of net assets on January 31, 2012. In the near term, we have relied on mortgages to provide yield for the Fund; however, the Fed has been a large purchaser of mortgages, and we feel that the eventual reversal of the Fed's policy could result in significant underperformance for mortgages going forward. Even with the Fund's reduced positioning, mortgage-backed securities and other agency pass-through securities have remained overweight in the portfolio and made a positive contribution to performance during the six-month period. At 4.76 years, we kept the Fund's overall duration -- which is a measure of a portfolio's price sensitivity to changes in interest rates -- shorter than that of the Barclays Capital Government Bond Index. We believed that extending the portfolio's duration would not benefit the Fund's performance enough to justify taking on the added risk.

Q    What is your outlook?

A The U.S. economy has seen some improvement, and concerns about a "double-dip" recession seem to have dissipated. Still, many of the problems that have plagued the global economy remain. The sovereign-debt issues in Europe have yet to be resolved completely, the housing market in the United States remains sluggish, and tensions in the Middle East likely will continue to have an effect on the U.S. economy and on the Treasury market. In


              Pioneer Government Income Fund | Semiannual Report | 1/31/12     5
     addition, we feel that it is unlikely we'll see any major legislation passed in 2012 addressing the long-term U.S debt and deficit issues. As we look ahead, we have no plans to deviate from the Fund's current positioning, which emphasizes a mix of non-Treasury securities within the government sector, Treasury securities and high-quality mortgages.

     As has always been the case, Pioneer's in-house research team analyzes the risk associated with every investment we make for the Fund. Among other factors, we base our investment decisions on the fundamental value of each investment, liquidity, and the potential for prepayment. We believe that investments in government securities continue to have a place in any investor's diversified* portfolio. In these uncertain economic times, we hope that investors will take some comfort in the high-quality composition of Pioneer Government Income Fund's investment portfolio.

     * Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the Schedule of Investments on pages 15-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. government-sponsored entities (i.e.--FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Portfolio Summary | 1/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The data is a representation for a pie chart in the printed material]

U.S. Government Securities                                                 62.3%
U.S. Corporate Bonds                                                       11.3%
Sovereign Issues                                                            8.8%
Asset Backed Securities                                                     4.9%
Foreign Government Bonds                                                    3.8%
Temporary Cash Investments                                                  3.7%
Collateralized Mortgage Obligations                                         3.5%
Municipal Bonds                                                             1.7%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The data is a representation for a pie chart in the printed material]

8+ years                                                                   21.9%
6-8 years                                                                   3.5%
4-6 years                                                                  19.8%
3-4 years                                                                  21.8%
1-3 years                                                                  26.4%
0-1 years                                                                   6.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    Fannie Mae-Aces, 6.3%, 4/25/19                                      4.19%
 2.    Federal National Mortgage Association, 4.5%, 6/1/19                 3.68
 3.    Private Export Funding Corp., 4.3%, 12/15/21                        3.26
 4.    Tennessee Valley Authority, 5.5%, 6/15/38                           3.06
 5.    Private Export Funding Corp., 4.375%, 3/15/19                       3.03
 6.    Fannie Mae-Aces, 4.92%, 7/25/20                                     2.85
 7.    Federal National Mortgage Association, 5.0%, 30 Year TBA            2.77
 8.    Israel Government AID Bond, 5.5%, 4/26/24                           2.64
 9.    Financing Corp., 10.35%, 8/3/18                                     2.60
10.    Government National Mortgage Association, 2.351%, 6/16/50           2.48

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


              Pioneer Government Income Fund | Semiannual Report | 1/31/12     7

Prices and Distributions | 1/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                      1/31/12                  7/31/11
--------------------------------------------------------------------------------
       A                         $10.29                   $10.07
--------------------------------------------------------------------------------
       B                         $10.30                   $10.08
--------------------------------------------------------------------------------
       C                         $10.30                   $10.08
--------------------------------------------------------------------------------
       Y                         $10.30                   $10.07
--------------------------------------------------------------------------------

Distributions per Share: 8/1/11-1/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
     Class            Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $0.1810               $ --              $ --
--------------------------------------------------------------------------------
       B              $0.1303               $ --              $ --
--------------------------------------------------------------------------------
       C              $0.1440               $ --              $ --
--------------------------------------------------------------------------------
       Y              $0.2011               $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays Capital U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 9-12.


8     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2012)
-------------------------------------------------------------
                              Net Asset       Public Offering
Period                        Value (NAV)     Price (POP)
-------------------------------------------------------------
10 Years                      4.71%           4.23%
5 Years                       6.22            5.24
1 Year                        7.60            2.74
--------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)
-------------------------------------------------------------
                              Gross           Net
-------------------------------------------------------------
                              1.17%           1.17%
-------------------------------------------------------------

[The data is a representation for a mountain chart in the printed material]

Value of $10,000 Investment

                   Pioneer            Barclays Capital         Barclays Capital
                  Government        U.S. Mortgage-Backed          Government
                 Income Fund          Securities Index            Bond Index
1/02               $ 9,550               $10,000                    $10,000
                    10,307                11,050                     10,801
1/04                10,520                11,433                     11,175
                    10,741                11,807                     11,690
1/06                10,887                12,024                     11,970
                    11,186                12,447                     12,563
1/08                12,175                13,866                     13,669
                    12,842                14,841                     14,568
1/10                13,514                15,101                     15,602
                    14,059                15,707                     16,232
1/12                15,127                17,199                     17,305

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


              Pioneer Government Income Fund | Semiannual Report | 1/31/12     9

Performance Update | 1/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2012)

-------------------------------------------------------------
                              If              If
Period                        Held            Redeemed
-------------------------------------------------------------
10 Years                      3.89%           3.89%
5 Years                       5.38            5.38
1 Year                        6.57            2.57
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)

-------------------------------------------------------------
                              Gross           Net
-------------------------------------------------------------
                              2.08%           2.08%
-------------------------------------------------------------

[The data is a representation for a mountain chart in the printed material]

Value of $10,000 Investment

                   Pioneer            Barclays Capital         Barclays Capital
                  Government        U.S. Mortgage-Backed          Government
                 Income Fund          Securities Index            Bond Index
1/02               $10,000               $10,000                    $10,000
                    10,718                11,050                     10,801
1/04                10,857                11,433                     11,175
                    11,004                11,807                     11,690
1/06                11,069                12,024                     11,970
                    11,278                12,447                     12,563
1/08                12,184                13,866                     13,669
                    12,765                14,841                     14,568
1/10                13,331                15,101                     15,602
                    13,750                15,707                     16,232
1/12                14,653                17,199                     17,305

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class B shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class B shares of the Fund would be lower than that shown.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                           Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and the Barclays Capital U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2012)

-------------------------------------------------------------
                              If              If
Period                        Held            Redeemed
-------------------------------------------------------------
10 Years                      3.93%           3.93%
5 Years                       5.46            5.46
1 Year                        6.84            6.84
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)

-------------------------------------------------------------
                              Gross           Net
-------------------------------------------------------------
                              1.87%           1.87%
-------------------------------------------------------------

[The data is a representation for a mountain chart in the printed material]

Value of $10,000 Investment

                   Pioneer            Barclays Capital         Barclays Capital
                  Government        U.S. Mortgage-Backed          Government
                 Income Fund          Securities Index            Bond Index
1/02               $10,000               $10,000                    $10,000
                    10,718                11,050                     10,801
1/04                10,857                11,433                     11,175
                    11,004                11,807                     11,690
1/06                11,076                12,024                     11,970
                    11,273                12,447                     12,563
1/08                12,184                13,866                     13,669
                    12,757                14,841                     14,568
1/10                13,328                15,101                     15,602
                    13,765                15,707                     16,232
1/12                14,706                17,199                     17,305

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     11

Performance Update | 1/31/12                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Government Income Fund, compared to that of the Barclays Capital Government Bond Index and Barclays Capital U.S.
Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2012)

-------------------------------------------------------------
                              If              If
Period                        Held            Redeemed
-------------------------------------------------------------
10 Years                      5.07%           5.07%
5 Years                       6.68            6.68
1 Year                        8.16            8.16
-------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2011)

-------------------------------------------------------------
                              Gross           Net
-------------------------------------------------------------
                              0.69%           0.69%
-------------------------------------------------------------

[The data is a representation for a mountain chart in the printed material]

Value of $5 Million Investment

                   Pioneer            Barclays Capital         Barclays Capital
                  Government        U.S. Mortgage-Backed          Government
                 Income Fund          Securities Index            Bond Index
1/02               $5,000,000            $5,000,000               $5,000,000
                    5,406,287             5,525,000                5,400,692
1/04                5,525,759             5,716,331                5,587,562
                    5,650,364             5,903,322                5,844,860
1/06                5,739,187             6,011,750                5,985,012
                    5,931,070             6,223,711                6,281,516
1/08                6,479,128             6,933,079                6,834,661
                    6,873,543             7,420,517                7,284,229
1/10                7,265,863             7,550,564                7,800,752
                    7,577,880             7,853,676                8,115,990
1/12                8,195,840             8,599,359                8,652,419

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2011, through January 31, 2012.

-----------------------------------------------------------------------------------------
Share Class                       A               B               C               Y
-----------------------------------------------------------------------------------------
Beginning Account Value       $1,000.00       $1,000.00       $1,000.00       $1,000.00
on 8/1/11
-----------------------------------------------------------------------------------------
Ending Account Value          $1,040.00       $1,034.90       $1,036.30       $1,043.10
(after expenses)
on 1/31/12
-----------------------------------------------------------------------------------------
Expenses Paid                     $5.79          $10.69           $9.21           $3.65
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 2.09%, 1.80%, and 0.71% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from August 1, 2011, through January 31, 2012.

-----------------------------------------------------------------------------------------
Share Class                       A               B               C               Y
-----------------------------------------------------------------------------------------
Beginning Account Value        $1,000.00       $1,000.00       $1,000.00       $1,000.00
on 8/1/11
-----------------------------------------------------------------------------------------
Ending Account Value           $1,019.46       $1,014.63       $1,016.09       $1,021.57
(after expenses)
on 1/31/12
-----------------------------------------------------------------------------------------
Expenses Paid                      $5.74          $10.58           $9.12           $3.61
During Period*
-----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.13%, 2.09%, 1.80%, and 0.71% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


14     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Schedule of Investments | 1/31/12 (unaudited)

-----------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                               ASSET BACKED SECURITIES -- 5.0%
                                               DIVERSIFIED FINANCIALS -- 5.0%
                                               Consumer Finance -- 1.0%
 2,000,000            0.63          AAA/Aaa    SLMA 2004-10 A6B, Floating Rate
                                               Note, 4/27/26                             $  1,915,800
-----------------------------------------------------------------------------------------------------
                                               Diversified Financial Services -- 4.0%
   434,384                          AAA/Aaa    Small Business Administration
                                               Participation Certificates, 4.2%,
                                               9/1/29                                    $    481,062
 1,124,496                          AAA/Aaa    Small Business Administration
                                               Participation Certificates, 4.625%,
                                               2/1/25                                       1,227,668
 1,347,954                          AAA/Aaa    Small Business Administration
                                               Participation Certificates, 4.84%,
                                               5/1/25                                       1,486,924
 1,074,706                          AAA/Aaa    Small Business Administration
                                               Participation Certificates, 5.37%,
                                               4/1/28                                       1,208,021
   725,176                         NR / Aaa    Small Business Administration
                                               Participation Certificates, 5.63%,
                                               10/1/28                                        825,159
   227,047                           NR/Aaa    Small Business Administration
                                               Participation Certificates, 5.72%,
                                               1/1/29                                         257,356
 1,387,819                          AAA/Aaa    Small Business Administration
                                               Participation Certificates, 6.02%,
                                               8/1/28                                       1,592,712
   741,648                         NR / Aaa    Small Business Administration
                                               Participation Certificates, 6.22%,
                                               12/1/28                                        851,970
                                                                                         ------------
                                                                                         $  7,930,872
                                                                                         ------------
                                               Total Diversified Financials              $  9,846,672
-----------------------------------------------------------------------------------------------------
                                               TOTAL ASSET BACKED SECURITIES
                                               (Cost $9,119,766)                         $  9,846,672
-----------------------------------------------------------------------------------------------------
                                               COLLATERALIZED MORTGAGE
                                               OBLIGATIONS -- 3.5%
                                               BANKS -- 1.7%
                                               Thrifts & Mortgage Finance -- 1.7%
   583,632                          AA+/Aaa    NCUA Guaranteed Notes, 1.84%,
                                               10/7/20                                   $    589,877
 1,897,729                            NR/NR    Vendee Mortgage Trust, 4.25%,
                                               2/15/35                                      2,051,298
   726,748                            NR/NR    Vendee Mortgage Trust, 5.25%,
                                               1/15/32                                        829,832
                                                                                         ------------
                                                                                         $  3,471,007
                                                                                         ------------
                                               Total Banks                               $  3,471,007
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     15

------------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                   Value
------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 1.0%
                                                Diversified Financial Services -- 1.0%
 1,877,470            3.50            NR/NR     La Hipotecaria SA, Floating Rate Note,
                                                9/8/39                                    $  1,951,396
                                                                                          ------------
                                                Total Diversified Financials              $  1,951,396
------------------------------------------------------------------------------------------------------
                                                GOVERNMENT -- 0.8%
                                                Government -- 0.8%
 1,000,000                          AAA/Aaa     FHR 3211 PB, 5.5%, 2/15/33                $  1,029,364
    99,163                          AAA/Aaa     Freddie Mac, 5.0%, 8/15/35                     101,576
   493,296                            NR/NR     Freddie Mac REMICS, 0.60722%,
                                                12/15/20                                       493,804
                                                                                          ------------
                                                                                          $  1,624,744
                                                                                          ------------
                                                Total Government                          $  1,624,744
------------------------------------------------------------------------------------------------------
                                                TOTAL COLLATERALIZED MORTGAGE
                                                OBLIGATIONS
                                                (Cost $6,871,503)                         $  7,047,147
------------------------------------------------------------------------------------------------------
                                                CORPORATE BONDS -- 11.5%
                                                BANKS -- 0.5%
                                                Thrifts & Mortgage Finance -- 0.5%
 1,000,000                          AA+/Aaa     NCUA Guaranteed Note, 2.35%,
                                                6/12/17                                   $  1,041,520
                                                                                          ------------
                                                Total Banks                               $  1,041,520
------------------------------------------------------------------------------------------------------
                                                DIVERSIFIED FINANCIALS -- 11.0%
                                                Specialized Finance -- 11.0%
   800,000                          AA+/Aaa     Private Export Funding Corp., 1.375%,
                                                2/15/17                                   $    804,750
 2,000,000                          AA+/Aaa     Private Export Funding Corp., 2.125%,
                                                7/15/16                                      2,092,616
   600,000                          AA+/Aaa     Private Export Funding Corp., 2.25%,
                                                12/15/17                                       629,626
 2,300,000                          AA+/Aaa     Private Export Funding Corp., 2.8%,
                                                5/15/22                                      2,364,041
 5,420,000                          AA+/Aaa     Private Export Funding Corp., 4.3%,
                                                12/15/21                                     6,347,199
 5,000,000                          AA+/Aaa     Private Export Funding Corp., 4.375%,
                                                3/15/19                                      5,895,180
 1,000,000                          AA+/Aaa     Private Export Funding Corp., 5.0%,
                                                12/15/16                                     1,178,932
 2,155,000                          AA+/Aaa     Private Export Funding Corp., 5.45%,
                                                9/15/17                                      2,620,437
                                                                                          ------------
                                                                                          $ 21,932,781
                                                                                          ------------
                                                Total Diversified Financials              $ 21,932,781
------------------------------------------------------------------------------------------------------
                                                TOTAL CORPORATE BONDS
                                                (Cost $20,819,016)                        $ 22,974,301
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16     Pioneer Government Income Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                                    Value
-------------------------------------------------------------------------------------------------------
                                                U.S. GOVERNMENT AGENCY
                                                OBLIGATIONS -- 63.4%
 1,438,858            3.46          AAA/Aaa     Fannie Mae Grantor Trust, Floating Rate
                                                Note, 7/25/43                              $  1,545,345
 5,379,202                          AAA/Aaa     Fannie Mae-Aces, 4.92%, 7/25/20               5,554,095
 7,431,942                          AAA/Aaa     Fannie Mae-Aces, 6.3%, 4/25/19                8,155,137
   127,801                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                4.0%, 11/1/13                                   129,690
 2,010,188                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                4.64%, 11/1/14                                2,159,236
 1,147,400                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                5.0%, 9/1/38 - 10/1/38                        1,235,942
    78,097                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                5.5%, 1/1/34                                     85,051
 2,287,808                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                6.0%, 5/1/16 - 7/1/38                         2,520,935
    28,596                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                6.5%, 5/1/31                                     32,577
   104,468                          AAA/Aaa     Federal Home Loan Mortgage Corp.,
                                                7.0%, 3/1/14 - 10/1/46                          116,927
   128,761                          AAA/Aaa     Federal National Mortgage Association
                                                REMICS, 5.69%, 1/25/32                          132,443
   257,356                            NR/NR     Federal National Mortgage Association
                                                REMICS, 6.25%, 6/25/44                          258,178
   390,615                          AAA/Aaa     Federal National Mortgage Association,
                                                4.0%, 9/1/20                                    417,312
 6,473,208                          AAA/Aaa     Federal National Mortgage Association,
                                                4.5%, 6/1/19 - 11/1/20                        7,300,154
 3,574,867                          AAA/Aaa     Federal National Mortgage Association,
                                                4.53%, 6/1/19                                 4,045,051
 1,133,527                          AAA/Aaa     Federal National Mortgage Association,
                                                4.987%, 6/1/15                                1,239,317
 2,313,154                          AAA/Aaa     Federal National Mortgage Association,
                                                5.0%, 8/1/18 - 10/1/34                        2,504,694
 5,000,000                          AAA/Aaa     Federal National Mortgage Association,
                                                5.0%, 30 Year TBA                             5,390,625
   488,898                          AAA/Aaa     Federal National Mortgage Association,
                                                5.5%, 2/1/25                                    536,174
   156,411                          AAA/Aaa     Federal National Mortgage Association,
                                                5.72%, 11/1/28 - 6/1/29                         173,863
    69,051                          AAA/Aaa     Federal National Mortgage Association,
                                                5.75%, 3/1/33                                    76,806
   298,709                          AAA/Aaa     Federal National Mortgage Association,
                                                5.9%, 11/1/27 - 4/1/28                          333,256
 1,310,671                          AAA/Aaa     Federal National Mortgage Association,
                                                6.0%, 11/1/34 - 12/1/37                       1,451,607
   785,890                          AAA/Aaa     Federal National Mortgage Association,
                                                6.5%, 7/1/32 - 10/1/47                          878,030

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     17

-------------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                                U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                 -- (continued)
   226,913                       AAA/Aaa        Federal National Mortgage Association,
                                                7.0%, 10/1/19                              $    256,535
    56,851                       AAA/Aaa        Federal National Mortgage Association,
                                                7.5%, 4/1/15 - 6/1/15                            60,595
    40,412                       AAA/Aaa        Federal National Mortgage Association,
                                                8.0%, 7/1/15                                     43,423
   336,714                       AAA/Aaa        Government National Mortgage
                                                Association I, 6.5%,
                                                11/15/31 - 9/15/32                              393,805
   470,513                       AAA/Aaa        Government National Mortgage
                                                Association I, 7.0%,
                                                8/15/23 - 4/15/31                               550,324
    24,166                       AAA/Aaa        Government National Mortgage
                                                Association I, 7.5%,
                                                8/15/29 - 3/15/31                                26,949
   517,861                       AAA/Aaa        Government National Mortgage
                                                Association II, 5.0%,
                                                12/20/18 - 2/20/19                              565,837
   355,508                       AAA/Aaa        Government National Mortgage
                                                Association II, 5.9%,
                                                11/20/27 - 7/20/28                              394,472
   902,840                       AAA/Aaa        Government National Mortgage
                                                Association II, 6.0%,
                                                7/20/17 - 6/20/34                             1,007,762
   112,740                       AAA/Aaa        Government National Mortgage
                                                Association II, 6.45%,
                                                7/20/32 - 11/20/32                              127,462
   469,277                       AAA/Aaa        Government National Mortgage
                                                Association II, 6.5%,
                                                1/20/24 - 3/20/34                               539,818
   248,831                       AAA/Aaa        Government National Mortgage
                                                Association II, 7.0%,
                                                5/20/26 - 11/20/31                              293,250
    94,934                       AAA/Aaa        Government National Mortgage
                                                Association II, 7.5%,
                                                5/20/30 - 12/20/30                              113,960
   122,676                       AAA/Aaa        Government National Mortgage
                                                Association II, 8.0%,
                                                5/20/25 - 5/20/30                               148,986
    23,499                       AAA/Aaa        Government National Mortgage
                                                Association II, 9.0%,
                                                9/20/21 - 11/20/24                               25,879
16,000,000                       AAA/Aa1        Government National Mortgage
                                                Association, 1.524%, 2/16/52                    983,408
11,962,716                        AAA/NR        Government National Mortgage
                                                Association, 1.77729%, 6/16/52                  957,903

The accompanying notes are an integral part of these financial statements.


18     Pioneer Government Income Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------------------------------
Principal         Floating      S&P/Moody's
Amount ($)        Rate (b)      Ratings                                               Value
-------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                  -- (continued)
13,208,406                           AAA/NR      Government National Mortgage
                                                 Association, 1.86376%, 4/16/51      $    877,606
 9,981,536                            NR/NR      Government National Mortgage
                                                 Association, 2.07962%, 11/16/52          917,702
 4,761,753                            NR/NR      Government National Mortgage
                                                 Association, 2.351%, 6/16/50           4,824,504
 3,000,000                          AAA/Aaa      Government National Mortgage
                                                 Association, 3.025%, 2/16/30           3,104,973
 1,000,000                          AAA/Aaa      Government National Mortgage
                                                 Association, 4.07%, 11/16/40           1,079,308
   170,000                           NR/Aa1      Government National Mortgage
                                                 Association, 4.175%, 1/16/38             181,498
   974,073                          AAA/Aaa      Government National Mortgage
                                                 Association, 4.5%,
                                                 4/15/18 - 7/20/34                      1,050,586
 2,000,000                            NR/NR      Government National Mortgage
                                                 Association, 4.824%, 12/16/50          2,331,694
 1,879,654                          AAA/Aaa      Government National Mortgage
                                                 Association, 5.0%,
                                                 2/15/19 - 7/15/40                      2,018,916
   250,000                          AAA/Aa1      Government National Mortgage
                                                 Association, 5.027%, 4/16/38             282,605
 2,010,441                            NR/NR      Government National Mortgage
                                                 Association, 5.121%, 12/16/46          2,148,764
 3,000,000                            NR/NR      Government National Mortgage
                                                 Association, 5.14%, 12/16/36           3,310,875
 2,146,190                          AAA/Aaa      Government National Mortgage
                                                 Association, 5.5%,
                                                 6/15/18 - 10/20/37                     2,394,650
   229,481                          AAA/Aaa      Government National Mortgage
                                                 Association, 5.72%,
                                                 4/15/29 - 5/20/29                        257,467
   526,966                          AAA/Aaa      Government National Mortgage
                                                 Association, 5.75%,
                                                 4/20/33 - 6/20/33                        591,279
10,034,268                          AAA/Aaa      Government National Mortgage
                                                 Association, 6.0%,
                                                 3/15/19 - 8/15/38                     11,354,833
    87,040                          AAA/Aaa      Government National Mortgage
                                                 Association, 6.25%, 11/15/13              89,649
    99,768                          AAA/Aaa      Government National Mortgage
                                                 Association, 6.45%, 1/20/33              112,796
 2,597,213                          AAA/Aaa      Government National Mortgage
                                                 Association, 6.5%,
                                                 1/15/15 - 4/15/33                      3,023,370

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     19

--------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                  Value
--------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AGENCY OBLIGATIONS
                                               -- (continued)
   251,712                       AAA/Aaa      Government National Mortgage
                                              Association, 6.75%, 4/15/26             $    291,698
 1,191,681                       AAA/Aaa      Government National Mortgage
                                              Association, 7.0%,
                                              10/15/16 - 4/15/32                         1,396,768
   549,872                       AAA/Aaa      Government National Mortgage
                                              Association, 7.5%,
                                              3/15/23 - 2/15/31                            633,423
    34,053                       AAA/Aaa      Government National Mortgage
                                              Association, 8.0%, 1/20/28                    38,309
   103,969                       AAA/Aaa      Government National Mortgage
                                              Association, 8.25%, 5/15/20                  118,903
     3,046                       AAA/Aaa      Government National Mortgage
                                              Association, 8.5%,
                                              8/15/21 - 2/15/23                              3,097
    28,174                       AAA/Aaa      Government National Mortgage
                                              Association, 9.0%,
                                              10/15/16 - 6/15/22                            29,809
14,479,712         0.68            NR/NR      Government National Mortgage
                                              Association, Floating Rate Note,
                                              11/16/51                                     662,736
15,000,000         1.53          AAA/Aaa      Government National Mortgage
                                              Association, Floating Rate Note,
                                              12/16/51                                     945,210
   350,000         5.78          AAA/Aa1      Government National Mortgage
                                              Association, Floating Rate Note,
                                              6/16/32                                      382,741
 3,700,000                       AA+/Aaa      U.S. Treasury Bill, 0.25%, 9/15/14         3,697,688
 1,200,000                       AA+/Aaa      U.S. Treasury Note, 1.0%, 8/31/16          1,221,000
 1,500,000                       AA+/Aaa      U.S. Treasury Note, 1.25%, 8/31/15         1,545,821
 1,700,000                       AA+/Aaa      U.S. Treasury Note, 1.5%, 7/31/16          1,767,735
 4,200,000                       AA+/Aaa      U.S. Treasury Note, 1.875%, 8/31/17        4,428,049
   725,000                       AA+/Aaa      U.S. Treasury Note, 2.125%, 8/15/21          748,393
 2,200,000                       AA+/Aaa      U.S. Treasury Note, 2.625%,
                                              11/15/20                                   2,386,314
 1,000,000                       AA+/Aaa      U.S. Treasury Note, 2.625%, 4/30/18        1,095,939
 4,000,000                       AA+/Aaa      U.S. Treasury Note, 3.125%, 5/15/21        4,495,000
 2,825,000                       AA+/Aaa      U.S. Treasury Note, 4.25%, 5/15/39         3,572,300
 1,000,000                       AA+/Aaa      U.S. Treasury Note, 4.5%, 2/15/36          1,303,281
 1,900,000                       AA+/Aaa      U.S. Treasury Note, 4.5%, 5/15/38          2,492,266
                                                                                      ------------
                                                                                      $125,972,368
--------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AGENCY
                                              OBLIGATIONS
                                              (Cost $118,779,492)                     $125,972,368
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20     Pioneer Government Income Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                   Value
---------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT
                                              BONDS -- 3.9%
 2,000,000                       AA+/Aaa      Israel Government AID Bond, 5.5%,
                                              9/18/23                                  $  2,577,678
 4,000,000                       AA+/Aaa      Israel Government AID Bond, 5.5%,
                                              4/26/24                                     5,143,436
                                                                                       ------------
                                                                                       $  7,721,114
---------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT BONDS
                                              (Cost $7,070,098)                        $  7,721,114
---------------------------------------------------------------------------------------------------
                                              SOVEREIGN ISSUES -- 9.0%
 1,000,000                         NR/NR      Financing Corp. Fico., 0.0%, 5/11/18     $    902,387
 3,345,000                        NA/Aaa      Financing Corp., 10.35%, 8/3/18             5,062,818
 1,458,401                       AA-/Aaa      New Valley Generation I, 7.299%,
                                              3/15/19                                     1,762,842
 1,456,321                       AA-/Aaa      New Valley Generation V, 4.929%,
                                              1/15/21                                     1,662,026
   506,743                      NR / Aaa      Small Business Administration, 6.14%,
                                              1/1/22                                        566,226
 4,600,000                       AA+/Aaa      Tennessee Valley Authority, 5.5%,
                                              6/15/38                                     5,958,785
 1,500,000                        AA+/NR      Tennessee Valley Authority, 6.25%,
                                              12/15/17                                    1,916,021
                                                                                       ------------
                                                                                       $ 17,831,105
---------------------------------------------------------------------------------------------------
                                              TOTAL SOVEREIGN ISSUES
                                              (Cost $15,376,045)                       $ 17,831,105
---------------------------------------------------------------------------------------------------
                                              MUNICIPAL BONDS -- 1.7%
                                              Municipal Government -- 0.1%
   250,000                       AA+/Aa1      State of Washington, 5.0%, 8/1/39        $    282,675
                                                                                       ------------
                                              Municipal Higher Education -- 1.5%
   100,000                       AAA/Aaa      Connecticut State Health &
                                              Educational Facility Authority, 5.0%,
                                              7/1/40                                   $    111,346
   400,000                       AAA/Aaa      Houston Texas Higher Education
                                              Finance Corp., 4.5%, 11/15/37                 423,144
 1,000,000                       AAA/Aaa      Massachusetts Health & Educational
                                              Facilities Authority, 5.5%, 11/15/36        1,218,310
   200,000                       AAA/Aaa      New York State Dormitory Authority,
                                              5.0%, 10/1/41                                 229,252
   350,000                       AA+/Aa1      New York State Dormitory Authority,
                                              5.0%, 7/1/40                                  390,803
   270,000                        AA/Aa1      New York State Dormitory Authority,
                                              5.0%, 7/1/40                                  303,696
   210,000                        AA/Aa1      Pennsylvania State University, 5.0%,
                                              3/1/40                                        231,074
                                                                                       ------------
                                                                                       $  2,907,625
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     21

-----------------------------------------------------------------------------------------------------
Principal      Floating      S&P/Moody's
Amount ($)     Rate (b)      Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                             Municipal Water -- 0.1%
   180,000                       AAA/Aaa     City of Charlotte North Carolina, 5.0%,
                                             7/1/38                                      $    205,160
-----------------------------------------------------------------------------------------------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $3,042,374)                           $  3,395,460
-----------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 3.8%
                                             Repurchase Agreement -- 3.8%
 7,480,000                                   JPMorgan, Inc., 0.22%, dated
                                             1/31/12, repurchase price of
                                             $7,480,000 plus accrued interest on
                                             2/1/12 collateralized by $7,629,637
                                             Federal National Mortgage Association
                                             (ARM), 2.405 - 5.932%,
                                             9/1/32-6/1/38                               $  7,480,000
-----------------------------------------------------------------------------------------------------
                                             TOTAL TEMPORARY CASH
                                             INVESTMENTS
                                             (Cost $7,480,000)                           $  7,480,000
-----------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES -- 101.8%
                                             (Cost $188,558,294)(a)                      $202,268,167
-----------------------------------------------------------------------------------------------------
                                             OTHER ASSETS AND
                                             LIABILITIES -- (1.8)%                       $ (3,557,449)
-----------------------------------------------------------------------------------------------------
                                             TOTAL NET ASSETS -- 100.0%                  $198,710,718
=====================================================================================================

NR  Not rated by either S&P or Moody's.

(a) At January 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $189,359,761 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                               $ 14,257,822
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                                 (1,349,416)
                                                                                     ------------
       Net unrealized gain                                                           $ 12,908,406
                                                                                     ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2012 aggregated $96,525,335 and $78,838,192, respectively.

The accompanying notes are an integral part of these financial statements.


22     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level
3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2012, in valuing the Fund's assets:

---------------------------------------------------------------------------------------------------
                                           Level 1        Level 2          Level 3     Total
---------------------------------------------------------------------------------------------------
 Asset Backed Securities                   $       --     $  9,846,672     $--         $  9,846,672
 Collateralized Mortgage Obligations               --        7,047,147      --            7,047,147
 Corporate Bonds                                   --       22,974,301      --           22,974,301
 U.S. Government Agency Obligations                --      125,972,368      --          125,972,368
 Foreign Government Bonds                          --        7,721,114      --            7,721,114
 Sovereign Issues                                  --       17,831,105      --           17,831,105
 Municipal Bonds                                   --        3,395,460      --            3,395,460
 Repurchase Agreements                             --        7,480,000      --            7,480,000
---------------------------------------------------------------------------------------------------
 Total                                     $       --     $202,268,167     $--         $202,268,167
===================================================================================================
 Other Financial Instruments*              $ (201,084)    $         --     $--         $   (201,084)
===================================================================================================

*  Other financial instruments include futures contracts.

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     23

Statement of Assets and Liabilities | 1/31/12 (unaudited)


ASSETS:
  Investment in securities (cost $188,558,294)                           $202,268,167
  Cash                                                                        819,712
  Futures collateral                                                          113,150
  Receivables --
   Investment securities sold                                               5,407,747
   Fund shares sold                                                            61,638
   Interest                                                                 1,281,672
  Other                                                                        47,884
-------------------------------------------------------------------------------------
     Total assets                                                        $209,999,970
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                       $ 10,795,139
   Fund shares repurchased                                                    322,583
   Dividends                                                                   50,143
   Variation margin                                                            12,094
  Due to affiliates                                                            62,922
  Accrued expenses                                                             46,371
-------------------------------------------------------------------------------------
     Total liabilities                                                   $ 11,289,252
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $196,914,594
  Distributions in excess of net investment income                         (1,284,170)
  Accumulated net realized loss on investments and futures contracts      (10,428,495)
  Net unrealized gain on investments                                       13,709,873
  Net unrealized loss on futures contracts                                   (201,084)
-------------------------------------------------------------------------------------
     Total net assets                                                    $198,710,718
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $146,121,747/14,200,193 shares)                      $      10.29
  Class B (based on $8,573,807/832,111 shares)                           $      10.30
  Class C (based on $34,543,219/3,352,952 shares)                        $      10.30
  Class Y (based on $9,471,945/919,434 shares)                           $      10.30
MAXIMUM OFFERING PRICE:
  Class A ($10.29 [divided by] 95.5%)                                    $      10.77
=====================================================================================

The accompanying notes are an integral part of these financial statements.


24     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Statement of Operations (unaudited)

For the Six Months Ended 1/31/12

INVESTMENT INCOME:
  Interest                                                  $4,038,151
  Income from securities loaned, net                             1,356
-------------------------------------------------------------------------------------
     Total investment income                                               $4,039,507
-------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  516,221
  Transfer agent fees and expenses
   Class A                                                     103,440
   Class B                                                      14,890
   Class C                                                      14,479
   Class Y                                                       1,084
  Distribution fees
   Class A                                                     192,271
   Class B                                                      46,630
   Class C                                                     171,078
  Shareholder communications expense                            97,346
  Administrative reimbursement                                  29,941
  Custodian fees                                                 7,188
  Registration fees                                             43,443
  Professional fees                                             27,187
  Printing expense                                              10,596
  Fees and expenses of nonaffiliated Trustees                    3,449
  Miscellaneous                                                 24,886
-------------------------------------------------------------------------------------
     Total expenses                                                        $1,304,129
-------------------------------------------------------------------------------------
       Net investment income                                               $2,735,378
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
   Investments                                              $2,287,504
   Futures contracts                                          (568,515)    $1,718,989
-------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                              $3,273,931
   Futures contracts                                            59,428     $3,333,359
-------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                            $5,052,348
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $7,787,726
=====================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     25

Statement of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            1/31/12            Year Ended
                                                            (unaudited)        7/31/11
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $  2,735,378       $  6,027,128
Net realized gain on investments and futures contracts         1,718,989            508,398
Change in net unrealized gain (loss) on investments and
  futures contracts                                            3,333,359         (1,590,110)
-------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $  7,787,726       $  4,945,416
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.18 and $0.37 per share, respectively)        $ (2,693,181)      $ (5,113,079)
   Class B ($0.13 and $0.28 per share, respectively)            (118,176)          (363,921)
   Class C ($0.14 and $0.30 per share, respectively)            (476,150)          (904,370)
   Class Y ($0.20 and $0.42 per share, respectively)            (177,400)          (365,782)
-------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (3,464,907)      $ (6,747,152)
-------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $100,797,334       $ 36,890,179
Reinvestment of distributions                                  2,807,633          5,492,980
Cost of shares repurchased                                   (83,535,524)       (75,286,211)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                $ 20,069,443       $(32,903,052)
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                    $ 24,392,262       $(34,704,788)
NET ASSETS:
Beginning of period                                          174,318,456        209,023,244
-------------------------------------------------------------------------------------------
End of period                                               $198,710,718       $174,318,456
===========================================================================================
Distributions in excess of net investment income            $ (1,284,170)      $   (554,641)
===========================================================================================

The accompanying notes are an integral part of these financial statements.


26     Pioneer Government Income Fund | Semiannual Report | 1/31/12

----------------------------------------------------------------------------------------------
                                     '12 Shares     '12 Amount     '11 Shares     '11 Amount
                                     (unaudited)    (unaudited)
----------------------------------------------------------------------------------------------
Class A
Shares sold                           7,386,633     $75,210,542     2,656,528     $ 26,743,654
Reinvestment of distributions           227,297       2,327,556       450,570        4,526,826
Less shares repurchased              (6,495,123)    (66,481,894)   (4,297,600)     (43,104,705)
----------------------------------------------------------------------------------------------
   Net increase (decrease)            1,118,807     $11,056,204    (1,190,502)    $(11,834,225)
==============================================================================================
Class B
Shares sold or exchanged                105,271     $ 1,078,934        52,172     $    526,768
Reinvestment of distributions            10,746         110,125        32,870          330,843
Less shares repurchased                (271,261)     (2,777,084)     (793,549)      (7,968,974)
----------------------------------------------------------------------------------------------
   Net decrease                        (155,244)    $(1,588,025)     (708,507)    $ (7,111,363)
==============================================================================================
Class C
Shares sold                           1,887,510     $19,285,243       543,291     $  5,464,012
Reinvestment of distributions            27,726         284,219        53,817          541,450
Less shares repurchased              (1,153,199)    (11,813,544)   (1,583,573)     (15,849,558)
----------------------------------------------------------------------------------------------
   Net increase (decrease)              762,037     $ 7,755,918      (986,465)    $ (9,844,096)
==============================================================================================
Class Y
Shares sold                             508,268     $ 5,222,615       412,304     $  4,155,745
Reinvestment of distributions             8,364          85,733         9,330           93,861
Less shares repurchased                (241,915)     (2,463,002)     (830,368)      (8,362,974)
----------------------------------------------------------------------------------------------
   Net increase (decrease)              274,717     $ 2,845,346      (408,734)    $ (4,113,368)
==============================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     27

Financial Highlights

-----------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended
                                                                            1/31/12        Year Ended
                                                                            (unaudited)    7/31/11
-----------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  10.07       $  10.15
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.14       $   0.32
 Net realized and unrealized gain (loss) on investments                         0.26          (0.03)
-----------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $   0.40       $   0.29
Distributions to shareowners:
 Net investment income                                                         (0.18)         (0.37)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   0.22       $  (0.08)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  10.29       $  10.07
=====================================================================================================
Total return*                                                                   4.00%          2.95%
Ratio of net expenses to average net assets+                                    1.13%**        1.17%
Ratio of net investment income to average net assets+                           2.79%**        3.29%
Portfolio turnover rate                                                           80%            19%
Net assets, end of period (in thousands)                                    $146,122       $131,758
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.13%**        1.17%
 Net investment income                                                          2.79%**        3.29%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.13%**        1.17%
 Net investment income                                                          2.79%**        3.29%
=====================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                                           7/31/10       7/31/09       7/31/08       7/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $   9.81      $   9.41      $   9.24      $   9.23
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.31      $   0.36      $   0.38      $   0.37
 Net realized and unrealized gain (loss) on investments                        0.40          0.43          0.21          0.04
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                  $   0.71      $   0.79      $   0.59      $   0.41
Distributions to shareowners:
 Net investment income                                                        (0.37)        (0.39)        (0.42)        (0.40)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.34      $   0.40      $   0.17      $   0.01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.15      $   9.81      $   9.41      $   9.24
===============================================================================================================================
Total return*                                                                  7.38%         8.58%         6.48%         4.44%
Ratio of net expenses to average net assets+                                   1.13%         1.15%         1.13%         1.18%
Ratio of net investment income to average net assets+                          3.13%         3.73%         4.07%         3.89%
Portfolio turnover rate                                                          84%           48%           36%           54%
Net assets, end of period (in thousands)                                   $144,794      $140,136      $112,955      $108,625
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.13%         1.15%         1.13%         1.18%
 Net investment income                                                         3.13%         3.73%         4.07%         3.89%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.13%         1.15%         1.12%         1.18%
 Net investment income                                                         3.13%         3.73%         4.07%         3.89%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28    Pioneer Government Income Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          1/31/12        Year Ended
                                                                          (unaudited)    7/31/11
---------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                      $10.08         $10.15
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $ 0.09         $ 0.22
 Net realized and unrealized gain (loss) on investments                     0.26          (0.01)
---------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $ 0.35         $ 0.21
Distributions to shareowners:
 Net investment income                                                     (0.13)         (0.28)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ 0.22         $(0.07)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.30         $10.08
===================================================================================================
Total return*                                                               3.49%          2.10%
Ratio of net expenses to average net assets+                                2.09%**        2.08%
Ratio of net investment income to average net assets+                       1.87%**        2.45%
Portfolio turnover rate                                                       80%            19%
Net assets, end of period (in thousands)                                  $8,574         $9,952
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               2.09%**        2.08%
 Net investment income                                                      1.87%**        2.45%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               2.09%**        2.08%
 Net investment income                                                      1.87%**        2.45%
===================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended    Year Ended   Year Ended
                                                                            7/31/10       7/31/09       7/31/08      7/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                        $  9.83       $  9.41       $  9.24      $  9.22
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.22       $  0.29       $  0.31      $  0.30
 Net realized and unrealized gain (loss) on investments                        0.39          0.45          0.21         0.04
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $  0.61       $  0.74       $  0.52      $  0.34
Distributions to shareowners:
 Net investment income                                                        (0.29)        (0.32)        (0.35)       (0.32)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  0.32       $  0.42       $  0.17      $  0.02
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 10.15       $  9.83       $  9.41      $  9.24
===============================================================================================================================
Total return*                                                                  6.34%         7.96%         5.66%        3.73%
Ratio of net expenses to average net assets+                                   1.96%         1.89%         1.90%        1.89%
Ratio of net investment income to average net assets+                          2.48%         3.01%         3.30%        3.20%
Portfolio turnover rate                                                          84%           48%           36%          54%
Net assets, end of period (in thousands)                                    $17,217       $26,751       $23,442      $21,748
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  2.02%         1.97%         1.95%        2.00%
 Net investment income                                                         2.42%         2.93%         3.25%        3.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.96%         1.89%         1.89%        1.89%
 Net investment income                                                         2.48%         3.01%         3.31%        3.20%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


              Pioneer Government Income Fund | Semiannual Report | 1/31/12    29

---------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          1/31/12        Year Ended
                                                                          (unaudited)    7/31/11
---------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                      $ 10.08        $ 10.15
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $  0.12        $  0.25
 Net realized and unrealized gain (loss) on investments                      0.24          (0.02)
---------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $  0.36        $  0.23
Distributions to shareowners:
 Net investment income                                                      (0.14)         (0.30)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $  0.22        $ (0.07)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $ 10.30        $ 10.08
===================================================================================================
Total return*                                                                3.63%          2.32%
Ratio of net expenses to average net assets+                                 1.80%**        1.87%
Ratio of net investment income to average net assets+                        2.10%**        2.61%
Portfolio turnover rate                                                        80%            19%
Net assets, end of period (in thousands)                                  $34,543        $26,113
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                1.80%**        1.87%
 Net investment income                                                       2.10%**        2.61%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                1.80%**        1.87%
 Net investment income                                                       2.10%**        2.61%
===================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended    Year Ended   Year Ended
                                                                            7/31/10       7/31/09       7/31/08      7/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $  9.82       $  9.42       $  9.25      $  9.22
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.24       $  0.28       $  0.31      $  0.30
 Net realized and unrealized gain (loss) on investments                        0.39          0.45          0.21         0.04
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $  0.63       $  0.73       $  0.52      $  0.34
Distributions to shareowners:
 Net investment income                                                        (0.30)        (0.33)        (0.35)       (0.31)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  0.33       $  0.40       $  0.17      $  0.03
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 10.15       $  9.82       $  9.42      $  9.25
===============================================================================================================================
Total return*                                                                  6.50%         7.80%         5.70%        3.74%
Ratio of net expenses to average net assets+                                   1.86%         1.90%         1.89%        1.92%
Ratio of net investment income to average net assets+                          2.41%         2.90%         3.32%        3.23%
Portfolio turnover rate                                                          84%           48%           36%          54%
Net assets, end of period (in thousands)                                    $36,314       $38,101       $19,720      $19,666
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.86%         1.90%         1.89%        1.92%
 Net investment income                                                         2.41%         2.90%         3.32%        3.23%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.86%         1.90%         1.88%        1.92%
 Net investment income                                                         2.41%         2.90%         3.32%        3.23%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


30    Pioneer Government Income Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------------------------
                                                                          Six Months
                                                                          Ended
                                                                          1/31/12        Year Ended
                                                                          (unaudited)    7/31/11
---------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                      $10.07         $10.16
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                    $ 0.18         $ 0.36
 Net realized and unrealized gain (loss) on investments                     0.25          (0.03)
---------------------------------------------------------------------------------------------------
  Net increase from investment operations                                 $ 0.43         $ 0.33
Distributions to shareowners:
 Net investment income                                                     (0.20)         (0.42)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ 0.23         $(0.09)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.30         $10.07
===================================================================================================
Total return*                                                               4.31%          3.32%
Ratio of net expenses to average net assets+                                0.71%**        0.69%
Ratio of net investment income to average net assets+                       3.19%**        3.85%
Portfolio turnover rate                                                       80%            19%
Net assets, end of period (in thousands)                                  $9,472         $6,496
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                               0.71%**        0.69%
 Net investment income                                                      3.19%**        3.85%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                               0.71%**        0.69%
 Net investment income                                                      3.19%**        3.85%
===================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                            Year Ended    Year Ended    Year Ended   Year Ended
                                                                            7/31/10       7/31/09       7/31/08      7/31/07
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                        $  9.83       $  9.42       $  9.25      $  9.24
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.34       $  0.45       $  0.46      $  0.42
 Net realized and unrealized gain (loss) on investments                        0.39          0.40          0.18         0.03
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                   $  0.74       $  0.85       $  0.64      $  0.45
Distributions to shareowners:
 Net investment income                                                        (0.41)        (0.44)        (0.47)       (0.44)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $  0.33       $  0.41       $  0.17      $  0.01
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 10.16       $  9.83       $  9.42      $  9.25
===============================================================================================================================
Total return*                                                                  7.75%         9.19%         6.98%        4.89%
Ratio of net expenses to average net assets+                                   0.77%         0.67%         0.64%        0.67%
Ratio of net investment income to average net assets+                          3.58%         4.32%         4.63%        4.46%
Portfolio turnover rate                                                          84%           48%           36%          54%
Net assets, end of period (in thousands)                                    $10,699       $12,358       $38,386      $61,398
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  0.77%         0.67%         0.64%        0.67%
 Net investment income                                                         3.58%         4.32%         4.63%        4.46%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  0.77%         0.67%         0.64%        0.67%
 Net investment income                                                         3.58%         4.32%         4.63%        4.46%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


              Pioneer Government Income Fund | Semiannual Report | 1/31/12    31

Notes to Financial Statements | 1/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.


32     Pioneer Government Income Fund | Semiannual Report | 1/31/12

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At January 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/ amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     33

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended July 31, 2011 was as follows:

   -----------------------------------------------------------------------------
                                                                            2011
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $6,747,152
   Long-term capital gain                                                     --
   -----------------------------------------------------------------------------
      Total                                                           $6,747,152
   =============================================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2011:

   -----------------------------------------------------------------------------
                                                                            2011
   -----------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                    $    301,191
   Capital loss carryforward                                         (11,664,925)
   Post-October loss deferred                                           (725,735)
   Dividend payable                                                      (71,701)
   Net unrealized gain                                                 9,634,475
   -----------------------------------------------------------------------------
      Total                                                         $  2,526,695
   =============================================================================

   The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales and the tax treatment of premium and amortization and the mark-to-market on futures contracts.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A.


34     Pioneer Government Income Fund | Semiannual Report | 1/31/12

   (UniCredit), earned $11,768 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2012.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E. Risks

   The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


G. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     35
   equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At January 31, 2012, the Fund had no securities on loan.


H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average number of contracts open for the six months ended January 31, 2012 was 219.


36     Pioneer Government Income Fund | Semiannual Report | 1/31/12

     At January 31, 2012, open futures contracts were as follows.

   -----------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement                 Unrealized
   Type                   Long/(Short)   Month        Value         Gain (Loss)
   -----------------------------------------------------------------------------
   US 10 Year Note        (81)           3/12         $10,712,250   $(188,578)
   US 2 Year Note (CBT)   (33)           3/12          $7,284,750     $(8,250)
   US 5 Year Note (CBT)    37            3/12          $4,589,735     $46,791
   US Long Bond (CBT)     (37)           3/12          $5,381,188    $(67,063)
   US Ultra Bond (CBT)     25            3/12          $3,999,220     $16,016
   -----------------------------------------------------------------------------
   Total                                                            $(201,084)
   =============================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,865 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2012.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2012, such out-of-pocket expenses by class of shares were as follows:


--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                 $77,832
 Class B                                                                   5,735
 Class C                                                                  12,099
 Class Y                                                                   1,680
--------------------------------------------------------------------------------
    Total                                                                $97,346
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $57,878 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2012.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     37

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,179 in distribution fees payable to PFD at January 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2012, CDSCs in the amount of $10,799 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2012, the Fund's expenses were not reduced under such arrangements.


38     Pioneer Government Income Fund | Semiannual Report | 1/31/12

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2012 were as follows:

------------------------------------------------------------------------------------
                              Asset Derivatives 2012    Liabilities Derivatives 2012
                             -------------------------------------------------------
Derivatives Not Accounted
for as Hedging Instruments
Under Accounting
Standards Codification        Balance Sheet             Balance Sheet
(ASC) 815                     Location         Value    Location         Value
------------------------------------------------------------------------------------
 Interest Rate Futures*       Receivables      $ --     Payables         $201,084
------------------------------------------------------------------------------------
     Total                                     $ --                      $201,084
====================================================================================

* Reflects the unrealized depreciation on futures contracts (see Note 1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2012 was as follows:

-------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives Not Accounted                                     Realized      Unrealized Gain
for as Hedging Instruments                                    Loss on       or (Loss) on
Under Accounting              Location of Gain or             Derivatives   Derivatives
Standards Codification        (Loss) on Derivatives           Recognized    Recognized
(ASC) 815                     Recognized in Income            in Income     in Income
-------------------------------------------------------------------------------------------
 Interest Rate Futures        Net realized loss on futures    $(568,515)
                              contracts
 Interest Rate Futures        Change in net unrealized gain                 $59,428
                              on futures contracts


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Government Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


40     Pioneer Government Income Fund | Semiannual Report | 1/31/12

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one year period ended June 30, 2011 and in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees considered information that showed that the Fund's performance was improving and indicated that they were satisfied with the information presented with respect to the performance of the Fund.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     41

The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered the impact of the Fund's transfer agency and other non-management fee expenses on its expense ratio.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify,


42     Pioneer Government Income Fund | Semiannual Report | 1/31/12
rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


             Pioneer Government Income Fund | Semiannual Report | 1/31/12     43

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


44     Pioneer Government Income Fund | Semiannual Report | 1/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





                      Pioneer Multi-Asset Income Fund
--------------------------------------------------------------------------------
                      Semiannual Report | January 31, 2012
--------------------------------------------------------------------------------






                      Ticker Symbols:

                      Class A   PMAIX
                      Class C   PMACX
                      Class Y   PMFYX






                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                           2

Portfolio Management Discussion                 4

Portfolio Summary                               9

Prices and Distributions                       10

Performance Update                             11

Comparing Ongoing Fund Expenses                14

Schedule of Investments                        16

Financial Statements                           29

Notes to Financial Statements                  35

Approval of Investment Advisory Agreement      44

Trustees, Officers and Service Providers       46


              Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    1

President's Letter

Dear Shareowner,

Last year was difficult for investors, although bond investors experienced a much smoother ride than equity investors. The year was characterized by higher-than-usual volatility in the equity markets triggered by a series of major events, including the nuclear disaster in Japan, the European financial crisis, and political gridlock in Washington D.C. The Standard & Poor's 500 Index dropped 21% from its May high to its October low, only to finish the year virtually flat. The Barclays Capital Aggregate Bond Index, by contrast, was up 7.8% for the year.

As we ended 2011, some positive trends were developing in the U.S. economy. Consumption, the most important driver of economic growth, rose 2.3% in the fourth quarter, up nicely from 0.7% in the second and third quarters. Year-over-year retail sales grew 4% over the last six months of 2011, and auto sales reached their highest level of the year. There were improvements in broad economic data, including employment and rising consumer confidence. Initial jobless claims trended in the right direction, with the final weekly report of 2011 falling to a three-and-a-half year low.

While we expect moderate economic growth in the U.S. in 2012, there are still reasons for investors to remain cautious. The central issue remains Europe, which faces weak or possibly declining economic growth. The greatest risk to our outlook for 2012 is the possible contagion effects of the European sovereign-debt and banking crises. The European Union must find a comprehensive solution that includes ensuring funding for troubled sovereigns, achieving workable fiscal and economic integration, and improving labor competitiveness in southern Europe. Further setbacks in Europe could lead to further market volatility, while tangible progress could help the equity markets make up last year's lackluster results.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities


2    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

*Diversification does not assure a profit or protect against loss in a declining market.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    3

Portfolio Management Discussion | 1/31/12

As 2011 came to a close and 2012 began, investors were greeted with surprisingly positive news about the U.S. economy -- providing a welcome boost for many of the world's financial markets. In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss the market environment and how they invested the Fund's portfolio during the period from the Fund's inception on December 22, 2011, through January 31, 2012. Mr. Pirondini, Head of Equities, U.S., at Pioneer, and Ms. Wright, vice president at Pioneer, are part of the investment team responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for income-oriented investors during the period from the Fund's inception through January 31, 2012?

A As the Fund began operations in late December 2011, the financial markets were in the midst of closing out a difficult year, which was influenced more by macroeconomic issues than investment fundamentals. Chief among investor concerns at year-end was Europe's sovereign-debt and banking crisis. The uncertainty about Europe created great volatility and considerable market dislocations.

  As 2012 began, central banks around the globe began moving decisively to lower interest rates and implement further monetary policies aimed at boosting growth and adding liquidity to the financial system. In fact, as recently as January 25, 2012, the U.S. Federal Reserve Board (the Fed) said that given the uncertain outlook, prevailing economic conditions were "likely to warrant exceptionally low levels for the Federal funds rate at least through late 2014."

Q How did the Fund perform during the short period from its inception date through January 31, 2012?

A The Fund's Class A shares returned 2.70% at net asset value from December 22,
  2011, through January 31, 2012, while the Fund's primary benchmark, the Barclays Capital Aggregate Bond Index, returned 1.32%, and the Fund's secondary benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index(1), returned 5.75%.

  (1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


4    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Q How were the Fund's investments allocated at the close of the reporting period on January 31, 2012?

A As of January 31, 2012, the Fund was almost fully invested, with approximately
  61% of portfolio assets in a mix of fixed-income securities/cash instruments, and approximately 39% of portfolio assets held in equities.

  The Fund was invested globally as we sought out attractive yields. That said, we also kept a sharp eye on valuation -- the price that we are willing to pay to generate that income for the Fund -- to help aid total return performance. During the period we found what we believe to be many attractive investment opportunities in high-quality international stocks, which were punished by the market in 2011. The stocks offer higher yields than those currently available from their U.S. counterparts. While current yields on U.S. Treasuries range from near-zero percent to 3%, we have been finding high-quality, dividend-paying stocks with yields ranging from 4% to 7%. We also have found high-yield bonds with yields as high as 9%.

  We believe that it is wise to attempt to generate income for the Fund from a variety of sources. Furthermore, we think a portfolio that holds a tactical allocation across multiple asset classes can help minimize risk and volatility.

Q Given the Fund's objectives, it appears that fixed-income securities are an important part of your investment strategy in today's volatile markets.

A Yes, that is true. The portfolio had approximately 53% of its total net assets in bonds and other debt securities, and eight percent in cash as of January 31, 2012. We continued to deploy the cash after the close of the reporting period, with the goal of keeping the Fund fully invested, a positioning we expect to maintain under normal market conditions.

  The majority of the portfolio's fixed-income investments are high-yield corporate bonds rated BB and B, because we think they offer the most attractive value among fixed-income asset classes today. We believe corporations, particularly those in the United States, have attractive valuations and strong fundamentals given their revenue growth and efforts to cut costs, which should position the companies to continue to see earnings improvement and stronger balance sheets.

  Furthermore, we think the Fed's commitment to low interest rates and modest economic growth has created a supportive environment for riskier assets, such as high-yield corporate bonds. Echoing that line of thinking is the fact that, although we have seen some spread tightening in recent weeks, credit spreads -- the difference in yield between Treasuries and other fixed-income securities with similar maturities -- have remained attractive. Furthermore, projected corporate default rates currently are well below long-term averages. We anticipate that we will continue to have a low exposure in the portfolio to the European high-yield market, in light of the eurozone's sovereign and banking sector risks and the more attractive prospects offered by the U.S. high-yield market.


              Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    5

  The balance of the Fund's fixed-income sleeve is invested in mortgage-related securities, investment-grade corporate bonds, and higher-quality European bonds of companies that derive a large percentage of their business from global markets.

Q Do you have any closing thoughts for investors about the coming year, and about the Fund?

A Going forward, we expect continued, moderate global economic growth, which should be sufficient to support credit sector fundamentals, especially given the strength of corporate balance sheets. Europe still represents a big potential headwind, but interest rate cuts and liquidity injections from the European Central Bank have helped ease pressures on the markets. With the emergence of improving U.S. economic data, investor confidence is recovering. We think higher-risk asset classes, such as equities, high-yielding bonds, and cyclical stocks should continue to receive increased interest from investors.

  We believe that high-quality, dividend-paying* equities and certain fixed-income investments can offer investors the potential for solid income. That said, we believe investors seeking competitive yields must also balance their quest for income with their own unique tolerance for risk. As its name implies, Pioneer Multi-Asset Income Fund takes a flexible approach to finding income across a range of asset classes. The Fund's portfolio is rebalanced regularly to minimize risk and to better align the portfolio's holdings with our assessment of the prevailing market environment.

  * Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 16-28 for a full listing of Fund securities.


6    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs and unit investment trusts). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.


              Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    7

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.


8    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Portfolio Summary | 1/31/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Bonds                                     51.4%
Foreign Equities                                    22.1%
U.S. Common Stocks                                  17.3%
Collateralized Mortgage Obligations                  4.8%
Preferred Stocks                                     1.5%
Convertible Corporate Bonds                          1.4%
Depositary Receipts for International Stocks         1.1%
U.S. Government Securities                           0.4%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)


[THE DATA BELOW IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                                          16.3%
Health Care                                         15.8%
Industrials                                         12.0%
Energy                                              11.9%
Materials                                           10.1%
Telecommunication Services                          10.0%
Consumer Staples                                     7.0%
Consumer Discrectionary                              6.9%
Utilities                                            5.3%
Information Technology                               4.3%
Government                                           0.4%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    Novartis AG                                                      2.28%
--------------------------------------------------------------------------------
    2.    Microsoft Corp.                                                  2.27
--------------------------------------------------------------------------------
    3.    Merck & Co., Inc.                                                2.18
--------------------------------------------------------------------------------
    4.    Century Link, Inc.                                               2.18
--------------------------------------------------------------------------------
    5.    Nestle SA                                                        2.15
--------------------------------------------------------------------------------
    6.    Vodafone Group Plc                                               2.09
--------------------------------------------------------------------------------
    7.    Ameren Corp.                                                     2.08
--------------------------------------------------------------------------------
    8.    Total SA                                                         1.73
--------------------------------------------------------------------------------
    9.    Exterran Holdings, Inc., 4.25%, 6/15/14                          1.31
--------------------------------------------------------------------------------
   10.    Allianz AG                                                       1.18
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


              Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    9

Prices and Distributions | 1/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

---------------------------------------------
     Class         1/31/12         12/22/11
---------------------------------------------
       A           $10.27           $10.00
---------------------------------------------
       C           $10.26           $10.00
---------------------------------------------
       Y           $10.27           $10.00
---------------------------------------------

Distributions per Share: 12/22/11-1/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment         Short-Term        Long-Term
     Class           Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $ --                $ --              $ --
--------------------------------------------------------------------------------
       C              $ --                $ --              $ --
--------------------------------------------------------------------------------
       Y              $ --                $ --              $ --
--------------------------------------------------------------------------------

Index Definitions

The Barclays Capital Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.


10    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund at public offering price, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

 Average Annual Total Returns
 (As of January 31, 2012)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
 Period                                   Value (NAV)   Price (POP)
------------------------------------------------------------------------
 Life-of-Class
 (12/22/11)                               2.70%         -1.91%
------------------------------------------------------------------------


 Expense Ratio
 (Per prospectus dated December 21, 2011)
------------------------------------------------------------------------
                                          Gross         Net
------------------------------------------------------------------------
                                          1.19%          0.85%
------------------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

           Pioneer Multi-Asset     Barclays Capital     MSCI All Country
               Income Fund       Aggregate Bond Index     World Index
12/11            $9,550                 $10,000             $10,000
1/12              9,781                  10,088              10,581

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/13 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    11

Performance Update | 1/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------
                                          If         If
 Period                                   Held       Redeemed
--------------------------------------------------------------
 Life-of-Class
 (12/22/11)                               2.60%      1.60%
--------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 21, 2011)
--------------------------------------------------------------
                                          Gross      Net
--------------------------------------------------------------
                                          1.94%      1.75%
--------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

           Pioneer Multi-Asset     Barclays Capital     MSCI All Country
               Income Fund       Aggregate Bond Index     World Index
12/11            $10,000                $10,000             $10,000
1/12              10,129                 10,088              10,581

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/13 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Performance Update | 1/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Multi-Asset Income Fund, compared to that of the Barclays Capital Aggregate Bond Index and the MSCI All Country World Index.

 Average Annual Total Returns
 (As of January 31, 2012)
--------------------------------------------------------------
                                          If         If
 Period                                   Held       Redeemed
--------------------------------------------------------------
 Life-of-Class
 (12/22/11)                               2.70%      2.70%
--------------------------------------------------------------

 Expense Ratio
 (Per prospectus dated December 21, 2011)
--------------------------------------------------------------
                                          Gross      Net
--------------------------------------------------------------
                                          0.90%      0.65%
--------------------------------------------------------------

[THE DATA BELOW IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $5 Million Investment

           Pioneer Multi-Asset     Barclays Capital     MSCI All Country
               Income Fund       Aggregate Bond Index     World Index
12/11          $5,000,000             $5,000,000           $5,000,000
1/12            5,119,641              5,043,904           $5,290,735

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/13 for Class Y shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from December 22, 2011, through January 31, 2012.

-------------------------------------------------------------------------------------
 Share Class                                    A               C               Y
-------------------------------------------------------------------------------------
 Beginning Account Value on 12/22/11        $1,000.00       $1,000.00       $1,000.00
-------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 1/31/12                                 $1,027.00       $1,026.00       $1,027.00
-------------------------------------------------------------------------------------
 Expenses Paid During Period*                   $0.94           $1.83           $0.72
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.65% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 40/366 (to reflect the partial year period).


14    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 22, 2011, through January 31, 2012.

-------------------------------------------------------------------------------------
 Share Class                                    A               C               Y
-------------------------------------------------------------------------------------
 Beginning Account Value on 12/22/11        $1,000.00       $1,000.00       $1,000.00
-------------------------------------------------------------------------------------
 Ending Account Value (after expenses)
 on 1/31/12                                 $1,004.54       $1,003.66       $1,004.75
-------------------------------------------------------------------------------------
 Expenses Paid During Period*                   $0.93           $1.81           $0.71
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.65% and 0.65%, for Class A, Class C and Class Y shares, respectively, multiplied by the average account over the period, multiplied by 40/366 (to reflect the partial year period).


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    15

Schedule of Investments | 1/31/12 (unaudited)

------------------------------------------------------------------------------------------
                         S&P/
Principal    Floating    Moody's
Amount ($)   Rate (b)    Ratings                                               Value
------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 1.3%
                                   ENERGY -- 1.2%
                                   Oil & Gas Equipment & Services -- 1.2%
   200,000                 BB/NR   Exterran Holdings, Inc., 4.25%, 6/15/14     $   186,000
                                                                               -----------
                                   Total Energy                                $   186,000
------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Asset Management & Custody Banks -- 0.1%
    15,000                BBB/NR   Apollo Investment Corp., 5.75%,
                                   1/15/16                                     $    13,331
                                                                               -----------
                                   Total Diversified Financials                $    13,331
------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $192,108)                             $   199,331
------------------------------------------------------------------------------------------
 Shares
------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 1.4%
                                   BANKS -- 0.5%
                                   Diversified Banks -- 0.5%
        70                         Wells Fargo & Co., 7.5%, 12/31/49           $    76,650
                                                                               -----------
                                   Total Banks                                 $    76,650
------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.6%
                                   Diversified Finance Services -- 0.6%
     2,968                         Citigroup Capital XIII, 7.875%, 10/30/40    $    79,958
       850                         GMAC Capital Trust I, 8.125%, 2/15/16            18,862
                                                                               -----------
                                                                               $    98,820
                                                                               -----------
                                   Total Diversified Financials                $    98,820
------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.3%
                                   Multi-Utilities -- 0.3%
     1,155                         RWE AG*                                     $    41,713
                                                                               -----------
                                   Total Utilities                             $    41,713
------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $207,977)                             $   217,183
------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 37.2%
                                   ENERGY -- 2.9%
                                   Integrated Oil & Gas -- 2.9%
    10,251                         BP Amoco Plc                                $    78,009
       760                         Occidental Petroleum Corp.                       75,825
    20,000                         PetroChina Co., Ltd.*                            29,072
     4,643                         Total SA                                        245,682
       500                         YPF SA (Class D) (A.D.R.)*                       17,500
                                                                               -----------
                                                                               $   446,088
                                                                               -----------
                                   Total Energy                                $   446,088
------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


16    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

--------------------------------------------------------------------
 Shares                                                  Value
--------------------------------------------------------------------
                  MATERIALS -- 1.2%
                  Construction Materials -- 0.2%
   1,615          CRH Plc                                $    26,682
--------------------------------------------------------------------
                  Diversified Chemical -- 0.5%
   6,446          Huntsman Corp.*                        $    82,058
--------------------------------------------------------------------
                  Precious Metals & Minerals -- 0.3%
   1,731          Impala Platinum Holdings, Ltd.*        $    37,923
--------------------------------------------------------------------
                  Steel -- 0.2%
   1,336          Companhia Vale do Rio Doce SA de CV    $    33,801
                                                         -----------
                  Total Materials                        $   180,464
--------------------------------------------------------------------
                  CAPITAL GOODS -- 3.3%
                  Aerospace & Defense -- 0.2%
     406          United Technologies Corp.              $    31,810
--------------------------------------------------------------------
                  Construction & Engineering -- 0.7%
   3,746          KBR, Inc.                              $   120,396
--------------------------------------------------------------------
                  Construction & Farm Machinery &
                  Heavy Trucks -- 0.9%
     483          Cummins, Inc.                          $    50,232
  71,832          Industrea, Ltd.                             86,739
                                                         -----------
                                                         $   136,971
--------------------------------------------------------------------
                  Electrical Component & Equipment -- 0.2%
     412          Rockwell International Corp.           $    32,082
--------------------------------------------------------------------
                  Industrial Conglomerates -- 1.3%
   5,041          General Electric Co.                   $    94,317
   9,000          Shanghai Industrial Holdings, Ltd.          28,646
     773          Siemens AG (A.D.R.)                         72,886
                                                         -----------
                                                         $   195,849
                                                         -----------
                  Total Capital Goods                    $   517,108
--------------------------------------------------------------------
                  AUTOMOBILES & COMPONENTS -- 0.5%
                  Automobile Manufacturers -- 0.5%
   1,277          Daimlerchrysler AG                     $    70,755
                                                         -----------
                  Total Automobiles & Components         $    70,755
--------------------------------------------------------------------
                  MEDIA -- 0.2%
                  Advertising -- 0.2%
   2,776          WPP Group Plc                          $    32,683
                                                         -----------
                  Total Media                            $    32,683
--------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 3.4%
                  Packaged Foods & Meats -- 2.0%
   5,323          Nestle SA                              $   305,270
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    17

----------------------------------------------------------------------
 Shares                                                    Value
----------------------------------------------------------------------
                  Tobacco -- 1.4%
   3,806          Altria Group, Inc.                       $   108,090
   1,438          Philip Morris International, Inc.            107,519
                                                           -----------
                                                           $   215,609
                                                           -----------
                  Total Food, Beverage & Tobacco           $   520,879
----------------------------------------------------------------------
                  PHARMACEUTICALS & BIOTECHNOLOGY -- 8.4%
                  Biotechnology -- 0.6%
   1,226          Amgen, Inc.                              $    83,258
----------------------------------------------------------------------
                  Pharmaceuticals -- 7.8%
   7,460          GlaxoSmithKline Plc                      $   165,688
   1,162          Johnson & Johnson, Inc.                       76,587
   8,093          Merck & Co., Inc.                            309,638
   5,955          Novartis AG                                  323,109
   6,990          Pfizer, Inc.                                 149,586
     442          Roche Holdings AG                             74,813
   1,051          Sanofi SA                                     77,921
     839          Teva Pharmaceutical Industries, Ltd.          37,864
                                                           -----------
                                                           $ 1,215,206
                                                           -----------
                  Total Pharmaceuticals & Biotechnology    $ 1,298,464
----------------------------------------------------------------------
                  BANKS -- 3.4%
                  Diversified Banks -- 3.4%
 374,000          Bank Pembangunan Daerah Jawa TbK         $    42,684
 126,000          Industrial and Commercial Bank of
                  China, Ltd.*                                  88,308
  46,189          Intesa Sanpaolo S.p.A.                        88,439
   4,736          National Australia Bank, Ltd.                119,696
   2,255          Royal Bank of Canada, Inc.                   117,806
     402          Toronto-Dominion Bank, Ltd.                   31,095
   3,000          United Overseas Bank, Ltd.                    41,453
                                                           -----------
                                                           $   529,481
                                                           -----------
                  Total Banks                              $   529,481
----------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 0.5%
                  Asset Management & Custody Banks -- 0.2%
  18,133          Man Group Plc                            $    33,162
----------------------------------------------------------------------
                  Diversified Finance Services -- 0.3%
   1,280          JPMorgan Chase & Co.                     $    47,744
                                                           -----------
                  Total Diversified Financials             $    80,906
----------------------------------------------------------------------
                  INSURANCE -- 1.8%
                  Life & Health Insurance -- 0.2%
   4,500          Ping An Insurance (Group) Co. of
                  China, Ltd.                              $    35,670
----------------------------------------------------------------------
                  Multi-Line Insurance -- 1.1%
   1,518          Allianz AG                               $   167,408
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------
 Shares                                                 Value
-------------------------------------------------------------------
                  Reinsurance -- 0.5%
     617          Muenchener Rueckversicherungs
                  Gesellschaft AG                       $    80,548
                                                        -----------
                  Total Insurance                       $   283,626
-------------------------------------------------------------------
                  REAL ESTATE -- 0.2%
                  Real Estate Development -- 0.2%
  15,000          Keppel Land, Ltd.*                    $    33,907
                                                        -----------
                  Total Real Estate                     $    33,907
-------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 2.1%
                  Systems Software -- 2.1%
  10,904          Microsoft Corp.                       $   321,995
                                                        -----------
                  Total Software & Services             $   321,995
-------------------------------------------------------------------
                  SEMICONDUCTORS -- 0.8%
                  Semiconductor Equipment -- 0.3%
   3,300          ASM Pacific Technology, Ltd.          $    42,486
-------------------------------------------------------------------
                  Semiconductors -- 0.5%
   3,145          Intel Corp.                           $    83,091
                                                        -----------
                  Total Semiconductors                  $   125,577
-------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 5.6%
                  Integrated Telecommunication Services -- 3.3%
   8,354          CenturyLink, Inc.                     $   309,349
  37,438          Singapore Telecommunications, Ltd.         92,360
  33,726          Telecom Italia S.p.A.*                     28,274
   1,913          Verizon Communications, Inc.               72,044
                                                        -----------
                                                        $   502,027
-------------------------------------------------------------------
                  Wireless Telecommunication Services -- 2.3%
   6,000          China Mobile, Ltd.                    $    61,261
 109,740          Vodafone Group Plc                        296,522
                                                        -----------
                                                        $   357,783
                                                        -----------
                  Total Telecommunication Services      $   859,810
-------------------------------------------------------------------
                  UTILITIES -- 2.9%
                  Multi-Utilities -- 2.5%
   9,349          Ameren Corp.                          $   295,802
   1,147          GDF Suez SA                                31,229
   5,464          National Grid Plc                          54,450
                                                        -----------
                                                        $   381,481
-------------------------------------------------------------------
                  Water Utilities -- 0.4%
  44,700          Manila Water Co, Inc.                 $    21,879
   3,426          Suez Environment SA                        43,926
                                                        -----------
                                                        $    65,805
                                                        -----------
                  Total Utilities                       $   447,286
-------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $5,614,536)                     $ 5,749,029
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    19

----------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                               Value
----------------------------------------------------------------------------------------------
                                         COLLATERALIZED MORTGAGE
                                         OBLIGATIONS -- 4.4%
                                         BANKS -- 1.7%
                                         Thrifts & Mortgage Finance -- 1.7%
    37,078                     A+/A1     Commercial Mortgage Pass Through
                                         Certificates, 0.39875%, 6/15/22           $    35,942
    45,505                    AAA/NR     Countrywide Home Loan Mortgage Pass
                                         Through Trust, 5.583826%, 1/25/33              44,338
    50,000                    BB-/A3     JPMorgan Chase Commercial Mortgage
                                         Securities Corp., 6.145749%, 2/15/51           46,190
    50,000                   NR/Baa3     WF-RBS Commercial Mortgage Trust,
                                         5.465%, 2/15/44                                41,782
   100,000                     NR/A2     WF-RBS Commercial Mortgage Trust,
                                         5.335%, 3/15/44                                93,368
                                                                                   -----------
                                                                                   $   261,620
                                                                                   -----------
                                         Total Banks                               $   261,620
----------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 1.8%
                                         Diversified Finance Services -- 1.6%
   100,000                     NR/A2     DBUBS Mortgage Trust, 5.44588%,
                                         7/10/44                                   $    96,754
    50,000                    BB+/NR     Morgan Stanley Capital, Inc., 5.406%,
                                         3/15/44                                        47,014
   100,000                     BB/NR     Morgan Stanley Capital, Inc., 5.8791%,
                                         6/11/49                                        97,487
                                                                                   -----------
                                                                                   $   241,255
----------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.2%
    50,000                    BB+/NR     CW Capital Cobalt, Ltd., 5.815663%,
                                         5/15/46                                   $    46,324
                                         Total Diversified Financials              $   287,579
----------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.9%
                                         Mortgage Real Estate Investment Trust -- 0.9%
    50,000                     NR/NR     FREMF Mortgage Trust, 4.1634%,
                                         9/25/44                                   $    42,997
   100,000          4.49       NR/A3     FREMF Mortgage Trust, Floating Rate
                                         Note, 1/25/46                                  88,519
                                                                                   -----------
                                                                                   $   131,516
                                                                                   -----------
                                         Total Real Estate                         $   131,516
----------------------------------------------------------------------------------------------
                                         TOTAL COLLATERALIZED MORTGAGE
                                         OBLIGATIONS
                                         (Cost $671,824)                           $   680,715
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

-------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 47.2%
                                           ENERGY -- 6.8%
                                           Coal & Consumable Fuels -- 1.3%
    50,000                      BB/Ba3     Alpha Natural Resources, Inc., 6.0%,
                                           6/1/19                                     $    49,625
    50,000                       B+/B1     Arch Coal, Inc., 7.0%, 6/15/19                  50,125
   100,000                        B/B3     Murray Energy Corp., 10.25%, 10/15/15          101,000
                                                                                      -----------
                                                                                      $   200,750
-------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 1.2%
   100,000                       B+/B1     American Petroleum Tankers LLC,
                                           10.25%, 5/1/15                             $   103,250
   100,000                       B-/B3     Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16                                        90,750
                                                                                      -----------
                                                                                      $   194,000
-------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 4.3%
   100,000                   CCC+/Caa1     Goodrich Petroleum, Inc., 8.875%,
                                           3/15/19                                    $    98,000
   125,000                       B-/B3     Carrizo Oil & Gas, Inc., 8.625%,
                                           10/15/18                                       125,625
   125,000                        B/B2     Comstock Resources, Inc., 8.375%,
                                           10/15/17                                       120,000
   100,000                      BB-/B2     Penn Virginia Corp., 7.25%, 4/15/19             89,250
   100,000                   CCC+/Caa1     PetroBakken Energy, Ltd., 8.625%,
                                           2/1/20                                         102,250
   125,000                       B+/B3     Swift Energy Co., 7.875%, 3/1/22               124,063
                                                                                      -----------
                                                                                      $   659,188
                                                                                      -----------
                                           Total Energy                               $ 1,053,938
-------------------------------------------------------------------------------------------------
                                           MATERIALS -- 8.0%
                                           Commodity Chemicals -- 0.6%
   100,000                     CCC+/NR     Hexion US Finance Corp., / Hexion Nova
                                           Scotia Finance ULC, 9.0%, 11/15/20         $    95,500
-------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.6%
   100,000                     B-/Caa2     Texas Industries, Inc., 9.25%, 8/15/20     $    93,125
-------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 1.2%
   100,000                    CCC/Caa1     Ineos Group Holdings Plc, 8.5%,
                                           2/15/16 (144A)                             $    90,000
   100,000                    CCC/Caa1     Momentive Performance Materials, Inc.,
                                           9.0%, 1/15/21                                   90,500
                                                                                      -----------
                                                                                      $   180,500
-------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 1.6%
   100,000                       B-/B3     Midwest Vanadium Pty, Ltd., 11.5%,
                                           2/15/18                                    $    70,375
   100,000                       B-/B2     Mirabela Nickel, Ltd., 8.75%, 4/15/18           87,000

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    21

----------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- (continued)
   100,000                      BB/Ba3     Vedenta Resources Plc, 9.5%, 7/18/18
                                           (144A)                                        $    89,000
                                                                                         -----------
                                                                                         $   246,375
----------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.5%
   100,000                       B-/B3     Millar Western Forest, Ltd., 8.5%, 4/1/21     $    75,000
----------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.6%
   100,000                       B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15
                                           (144A)                                        $   101,000
----------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.6%
   100,000                     BB-/Ba2     Nova Chemicals Corp., 7.875%, 9/15/25         $    99,000
----------------------------------------------------------------------------------------------------
                                           Steel -- 2.3%
   100,000                   CCC+/Caa2     Algoma Acquisition Corp., 9.875%,
                                           6/15/15 (144A)                                $    86,000
   100,000                        B/B3     Atkore International, Inc., 9.875%,
                                           1/1/18                                             99,000
    70,000                     BB+/Ba2     Commercial Metals Co., 7.35%, 8/15/18              69,825
   100,000                        B/B3     JMC Steel Group, Inc., 8.25%, 3/15/18             102,500
                                                                                         -----------
                                                                                         $   357,325
                                                                                         -----------
                                           Total Materials                               $ 1,247,825
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 5.6%
                                           Aerospace & Defense -- 0.5%
   100,000                       B-/B2     DynCorp International, Inc., 10.375%,
                                           7/1/17                                        $    88,250
----------------------------------------------------------------------------------------------------
                                           Building Products -- 1.3%
   100,000                    BBB-/Ba2     MASCO Corp., 7.125%, 3/15/20                  $   102,907
   100,000                      BB-/B2     USG Corp., 8.375%, 10/15/18                        98,500
                                                                                         -----------
                                                                                         $   201,407
----------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.6%
   100,000                        B/B2     Commercial Vehicle Group, Inc., 7.875%,
                                           4/15/19                                       $   100,000
----------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 1.3%
   100,000                      B+/Ba2     Belden CDT, Inc., 7.0%, 3/15/17               $   102,500
   100,000                        B/B3     Coleman Cable, Inc., 9.0%, 2/15/18                102,000
                                                                                         -----------
                                                                                         $   204,500
----------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.7%
   100,000                     CCC+/B3     Park-Ohio Industries, Inc., 8.125%,
                                           4/1/21                                        $   101,000
----------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 1.2%
   100,000                      B/Caa1     Liberty Tire Recycling Co., 11.0%,
                                           10/1/16                                       $    93,500

The accompanying notes are an integral part of these financial statements.


22    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- (continued)
   100,000                   CCC+/Caa2     Mueller Water Products, Inc., 7.375%,
                                           6/1/17                                    $    95,500
                                                                                     -----------
                                                                                     $   189,000
                                                                                     -----------
                                           Total Capital Goods                       $   884,157
------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.7%
                                           Diversified Support Services -- 0.7%
   100,000                        B/B3     ADS Tactical, Inc., 11.0%, 4/1/18         $   103,000
                                                                                     -----------
                                           Total Commercial Services & Supplies      $   103,000
------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 1.3%
                                           Air Freight & Couriers -- 0.7%
   100,000                     B-/Caa1     Ceva Group Plc, 11.5%, 4/1/18 (144A)      $   100,250
------------------------------------------------------------------------------------------------
                                           Airlines -- 0.6%
   100,000                      B+/Ba3     Gol Finance SA, 9.25%, 7/20/20 (144A)     $    95,000
                                                                                     -----------
                                           Total Transportation                      $   195,250
------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.7%
                                           Auto Parts & Equipment -- 0.7%
   100,000                       B+/B2     Pittsburgh Glass Works LLC, 8.5%,
                                           4/15/16                                   $   100,750
                                                                                     -----------
                                           Total Automobiles & Components            $   100,750
------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 2.5%
                                           Homebuilding -- 1.4%
   150,000                    CCC/Caa3     Beazer Homes USA, Inc., 9.125%,
                                           6/15/18                                   $   119,625
   100,000                      NR/Ba3     Desarrolladora Homex SAB de CV, 9.5%,
                                           12/11/19 (144A)                                99,750
                                                                                     -----------
                                                                                     $   219,375
------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 1.1%
   100,000                     B-/Caa1     Reynolds Group Issue, Inc., 9.0%,
                                           4/15/19                                   $    99,500
    66,000                     CCC+/B3     Yankee Acquisition Corp., 9.75%,
                                           2/15/17                                        66,165
                                                                                     -----------
                                                                                     $   165,665
                                                                                     -----------
                                           Total Consumer Durables & Apparel         $   385,040
------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 1.3%
                                           Casinos & Gaming -- 0.6%
   100,000                       BB/B2     Seneca Gaming Corp., 8.25%, 12/1/18       $    97,750
------------------------------------------------------------------------------------------------
                                           Education Services -- 0.7%
   100,000                        B/B2     Cambium Learning Group, Inc., 9.75%,
                                           2/15/17                                   $    98,500
                                                                                     -----------
                                           Total Consumer Services                   $   196,250
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    23

--------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                   Value
--------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.7%
                                           Broadcasting -- 0.7%
   100,000                   CCC+/Caa3     Intelsat Bermuda, Ltd., 11.5%,
                                           2/4/17 (144A)                               $   100,500
                                                                                       -----------
                                           Total Media                                 $   100,500
--------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.6%
                                           Apparel Retail -- 0.6%
   100,000                        B/B3     Brown Shoe Co., Inc., 7.125%, 5/15/19       $    96,000
                                                                                       -----------
                                           Total Retailing                             $    96,000
--------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 3.0%
                                           Agricultural Products -- 0.6%
   100,000                     CCC+/B3     American Rock Salt Co., LLC, 8.25%,
                                           5/1/18                                      $    89,500
--------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 1.8%
   100,000                     CCC+/B3     Del Monte Corp., 7.625%, 2/15/19            $    98,375
   100,000                       BB/B1     JBS Finance II, Ltd., 8.25%, 1/29/18             97,500
   100,000                     B-/Caa1     Pilgrim's Pride Corp., 7.875%, 12/15/18          95,250
                                                                                       -----------
                                                                                       $   291,125
--------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.6%
   100,000                        B/B2     Alliance One International, Inc., 10.0%,
                                           7/15/16                                     $    97,250
                                                                                       -----------
                                           Total Food, Beverage & Tobacco              $   477,875
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 5.4%
                                           Health Care Equipment -- 0.7%
   125,000                   CCC+/Caa2     Accellent, Inc., 10.0%, 11/1/17             $   103,438
--------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 2.5%
   100,000                       B+/B1     Aviv Healthcare Properties LP/ Aviv
                                           Healthcare Capital Corp., 7.75%,
                                           2/15/19                                     $   100,250
   100,000                        B/B3     Capella Healthcare, Inc., 9.25%, 7/1/17         101,750
   100,000                        B/B3     CHS/Community Health Systems, Inc.,
                                           8.0%, 11/15/19                                  102,625
    75,000                       B-/B3     Vanguard Health Holding Co., II, LLC,
                                           7.75%, 2/1/19                                    76,500
                                                                                       -----------
                                                                                       $   381,125
--------------------------------------------------------------------------------------------------
                                           Health Care Services -- 1.5%
   100,000                     CCC+/B3     ExamWorks Group, Inc., 9.0%, 7/15/19        $    95,000
   100,000                    CCC/Caa2     Gentiva Health Services, Inc., 11.5%,
                                           9/1/18                                           85,625
    60,000                     CCC+/B3     Surgical Care Affiliates, Inc., 8.875%,
                                           7/15/15 (144A) (PIK)                             60,075
                                                                                       -----------
                                                                                       $   240,700
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

----------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.7%
   100,000                       B-/B3     MedAssets, Inc., 8.0%, 11/15/18               $   102,000
                                                                                         -----------
                                           Total Health Care Equipment & Services        $   827,263
----------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY -- 0.8%
                                           Biotechnology -- 0.8%
   100,000                     B+/Caa1     Lantheus Medical Imaging, Inc., 9.75%,
                                           5/15/17                                       $    80,250
    40,000                       BB/B3     Warner Chilcott Co., LLC, 7.75%,
                                           9/15/18                                            42,300
                                                                                         -----------
                                                                                         $   122,550
                                                                                         -----------
                                           Total Pharmaceuticals & Biotechnology         $   122,550
----------------------------------------------------------------------------------------------------
                                           BANKS -- 0.6%
                                           Diversified Banks -- 0.6%
   100,000                        A/A2     Intesa Sanpaolo S.p.A., 3.625%,
                                           8/12/15                                       $    90,600
                                                                                         -----------
                                           Total Banks                                   $    90,600
----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 1.6%
                                           Insurance Brokers -- 1.3%
   100,000                    CCC/Caa2     Alliant Holdings, Inc., 11.0%,
                                           5/1/15 (144A)                                 $   104,375
   100,000                   CCC+/Caa2     Hub International Holdings, Inc., 10.25%,
                                           6/15/15 (144A)                                    101,125
                                                                                         -----------
                                                                                         $   205,500
----------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.3%
    40,000                     BB+/Ba2     White Mountains Re Group, Ltd., 7.506%,
                                           5/29/49                                       $    37,286
                                                                                         -----------
                                           Total Insurance                               $   242,786
----------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 1.2%
                                           Diversified Real Estate Investment Trust -- 0.6%
   100,000                     BB-/Ba3     CNL Income Properties, Inc., 7.25%,
                                           4/15/19                                       $    92,875
----------------------------------------------------------------------------------------------------
                                           Real Estate Operating Companies -- 0.6%
   100,000                       B-/B3     Forest City Enterprises Co., 6.5%, 2/1/17     $    94,000
                                                                                         -----------
                                           Total Real Estate                             $   186,875
----------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.6%
                                           Application Software -- 0.6%
   100,000                        B/B3     Allen Systems Group, Inc., 10.5%,
                                           11/15/16                                      $    86,500
                                                                                         -----------
                                           Total Software & Services                     $    86,500
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    25

-------------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                                  Value
-------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                         Communications Equipment -- 0.5%
    75,000                      B/B3     CommScope, Inc., 8.25%, 1/15/19              $    78,000
                                                                                      -----------
                                         Total Technology Hardware
                                         & Equipment                                  $    78,000
-------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 3.6%
                                         Integrated Telecommunication Services -- 2.3%
    77,000                   CCC+/B3     Cincinnati Bell, Inc., 8.75%, 3/15/18        $    74,112
   160,000                    BB/Ba2     Frontier Communications Corp., 8.75%,
                                         4/15/22                                          158,400
   120,000                    B+/Ba3     Windstream Corp., 7.5%, 6/1/22                   126,000
                                                                                      -----------
                                                                                      $   358,512
-------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- 1.3%
   100,000                      B/B2     MetroPCS Wireless, Inc., 6.625%,
                                         11/15/20                                     $    99,250
   100,000                    BB/Ba3     Vip Fin, 9.125%, 4/30/18 (144A)                  106,500
                                                                                      -----------
                                                                                      $   205,750
                                                                                      -----------
                                         Total Telecommunication Services             $   564,262
-------------------------------------------------------------------------------------------------
                                         UTILITIES -- 1.7%
                                         Gas Utilities -- 1.2%
   100,000                    NR/Ba2     AmeriGas Finance LLC / AmeriGas
                                         Finance Corp., 7.0%, 5/20/22                 $   100,250
   100,000                     B+/B2     Ferrellgas LP / Ferrellgas Finance Corp.,
                                         6.5%, 5/1/21                                      86,500
                                                                                      -----------
                                                                                      $   186,750
-------------------------------------------------------------------------------------------------
                                         Independent Power Producer & Energy Traders -- 0.5%
    75,000                    BB-/B1     NRG Energy, Inc., 7.625%, 1/15/18            $    73,500
                                                                                      -----------
                                         Total Utilities                              $   260,250
-------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE BONDS
                                         (Cost $7,174,335)                            $ 7,299,671
-------------------------------------------------------------------------------------------------
                                         U.S. GOVERNMENT AND AGENCY
                                         OBLIGATIONS -- 0.3%
   478,933                     NR/NR     Fannie Mae REMICS, 3.5%, 1/25/29             $    33,651
   100,000                     NR/NR     Government National Mortgage
                                         Association, 6.36515%, 6/20/38                    15,629
                                                                                      -----------
                                         Total Government                             $    49,280
-------------------------------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT AGENCY
                                         OBLIGATIONS
                                         (Cost $56,143)                               $    49,280
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


26    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

---------------------------------------------------------------------------------------------
                             S&P/
Principal      Floating      Moody's
Amount ($)     Rate (b)      Ratings                                              Value
---------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENT IN SECURITIES -- 91.8%
                                         (Cost $13,916,923) (a)                   $14,195,209
---------------------------------------------------------------------------------------------
                                         OTHER ASSETS AND LIABILITIES -- 8.2%     $ 1,262,555
---------------------------------------------------------------------------------------------
                                         TOTAL NET ASSETS -- 100.0%               $15,457,765
=============================================================================================

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.

(PIK) Payment-in-kind security which may pay interest in the form of additional principal amount.

(A.D.R.) American Depositary Receipt.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2012, the value of these securities amounted to $1,133,575 or 7.3% of total net assets.

(a) At January 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $13,916,923 was as follows:

              Aggregate gross unrealized gain for all investments in which there is an
                excess of value over tax cost                                              $  393,126
              Aggregate gross unrealized loss for all investments in which there is an
                excess of tax cost over value                                                (114,840)
                                                                                           ----------
              Net unrealized gain                                                          $  278,286
                                                                                           ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

Purchases and sales of securities (excluding temporary cash investments) for the period ended January 31, 2012 aggregated $14,126,285 and $221,004, respectively.

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    27

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2012, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                         Level 1       Level 2      Level 3   Total
------------------------------------------------------------------------------------------
 Convertible corporate bonds             $        --   $  199,331   $ --      $    199,331
 Preferred stocks                            217,183           --     --           217,183
 Common stocks                             5,749,029           --     --         5,749,029
 Collateralized mortgage obligations              --      680,715     --           680,715
 Corporate bonds                                  --    7,299,671     --         7,299,671
 U.S. government and agency
 obligations                                      --       49,280     --            49,280
------------------------------------------------------------------------------------------
 Total                                   $ 5,966,212   $ 8,228,997  $ --      $ 14,195,209
==========================================================================================
 Other Financial Instruments*            $        --   $       (67) $ --      $        (67)
==========================================================================================

* Other financial instruments include foreign exchange contracts

The accompanying notes are an integral part of these financial statements.


28    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Statement of Assets and Liabilities | 1/31/12 (unaudited)

ASSETS:
  Investment in securities (cost $13,916,923)                             $14,195,209
  Cash                                                                        992,856
  Receivables --
   Investment securities sold                                                 132,790
   Fund shares sold                                                            31,990
   Dividends, interest and foreign taxes withheld                             137,141
   Due from Pioneer Investment Management, Inc.                                19,363
  Other                                                                        39,190
-------------------------------------------------------------------------------------
     Total assets                                                         $15,548,539
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    82,575
   Forward foreign currency portfolio hedge contracts, open-net                 5,512
  Due to affiliates                                                               212
  Accrued expenses                                                              2,475
-------------------------------------------------------------------------------------
     Total liabilities                                                    $    90,774
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $15,060,619
  Undistributed net investment income                                          36,202
  Accumulated net realized gain on investments, foreign currency
   transactions, credit default swaps and futures contracts                    88,723
  Net unrealized gain on investments                                          278,286
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (6,065)
-------------------------------------------------------------------------------------
     Total net assets                                                     $15,457,765
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $5,169,523/503,527 shares)                            $     10.27
  Class C (based on $5,153,639/502,397 shares)                            $     10.26
  Class Y (based on $5,134,603/500,000 shares)                            $     10.27
MAXIMUM OFFERING PRICE:
  Class A ($10.27 [divided by] 95.5%)                                     $     10.75
=====================================================================================

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    29

Statement of Operations (unaudited)

For the period from 12/22/11 (Commencement of Operations) to 1/31/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $181)                 $   6,567
  Interest                                                             47,044
--------------------------------------------------------------------------------------------
     Total investment income                                                       $  53,611
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   8,287
  Distribution fees
   Class A                                                              1,382
   Class C                                                              5,523
  Administrative reimbursements                                           481
  Custodian fees                                                        2,192
  Registration fees                                                     9,091
  Professional fees                                                    10,373
  Printing expense                                                      2,182
  Fees and expenses of nonaffiliated trustees                             822
  Miscellaneous                                                           548
--------------------------------------------------------------------------------------------
     Total expenses                                                                $  40,881
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                   (23,472)
--------------------------------------------------------------------------------------------
     Net expenses                                                                  $  17,409
--------------------------------------------------------------------------------------------
       Net investment income                                                       $  36,202
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
   Investments                                                      $   7,602
   Futures contracts                                                  (28,564)
   Credit default swaps                                                96,177
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     13,508      $  88,723
--------------------------------------------------------------------------------------------
  Net unrealized gain (loss) on:
   Investments                                                      $ 278,286
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                     (6,065)     $ 272,221
--------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts, credit default
   swaps and foreign currency transactions                                         $ 360,944
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $ 397,146
============================================================================================

The accompanying notes are an integral part of these financial statements.


30    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------------------
                                                                                             12/22/11
                                                                                             (Commencement
                                                                                             of Operations) to
                                                                                             1/31/12
                                                                                             (unaudited)
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                        $    36,202
Net realized gain on investments, futures contracts, credit default swaps and foreign
  currency transactions                                                                           88,723
Net unrealized gain on investments and foreign currency transactions                             272,221
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                                      $   397,146
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $15,060,619
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                                                 $15,060,619
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                                $15,457,765
NET ASSETS:
Beginning of period                                                                                   --
--------------------------------------------------------------------------------------------------------------
End of period                                                                                $15,457,765
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                          $    36,202
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------
                    '11 Shares       '11 Amount
                    (unaudited)      (unaudited)
-----------------------------------------------
Class A*
Shares sold         503,527          $5,036,000
-----------------------------------------------
   Net increase     503,527          $5,036,000
===============================================
Class C*
Shares sold         502,397          $5,024,619
-----------------------------------------------
   Net increase     502,397          $5,024,619
===============================================
Class Y*
Shares sold         500,000          $5,000,000
-----------------------------------------------
   Net increase     500,000          $5,000,000
===============================================

* Class A, Class C and Class Y shares were first publicly offered on December 22, 2011.

The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    31

Financial Highlights

--------------------------------------------------------------------------------------------
                                                                                12/22/11 (a)
                                                                                to 1/31/12
--------------------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                                           $10.00
--------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $ 0.03
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                  0.24
--------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $ 0.27
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $10.27
============================================================================================
 Total return*                                                                    2.70%
 Ratio of net expenses to average net assets                                      0.85%**
 Ratio of net investment income to average net assets                             3.00%**
 Portfolio turnover rate                                                            16%***
 Net assets, end of period (in thousands)                                       $5,170
 Ratios with no waiver of fees and assumption of expenses by the Adviser
    Net expenses                                                                  2.30%**
    Net investment income                                                         1.56%**
============================================================================================

(a) Class A shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.



The accompanying notes are an integral part of these financial statements.


32    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

--------------------------------------------------------------------------------------------
                                                                                12/22/11 (a)
                                                                                to 1/31/12
--------------------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                                           $10.00
--------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $ 0.03
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                  0.23
--------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $ 0.26
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $10.26
============================================================================================
 Total return*                                                                    2.60%
 Ratio of net expenses to average net assets                                      1.65%**
 Ratio of net investment income to average net assets                             2.20%**
 Portfolio turnover rate                                                            16%***
 Net assets, end of period (in thousands)                                       $5,154
 Ratios with no waiver of fees and assumption of expenses by the Adviser
    Net expenses                                                                  3.05%**
    Net investment income                                                         0.80%**
============================================================================================

(a) Class C shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
*** Not annualized.



The accompanying notes are an integral part of these financial statements.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    33

--------------------------------------------------------------------------------------------
                                                                                12/22/11 (a)
                                                                                to 1/31/12
--------------------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                                           $10.00
--------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                                         $ 0.04
  Net realized and unrealized gain on investments and foreign currency
    transactions                                                                  0.23
--------------------------------------------------------------------------------------------
    Net increase in net assets from investment operations                       $ 0.27
--------------------------------------------------------------------------------------------
 Net asset value, end of period                                                 $10.27
============================================================================================
 Total return*                                                                    2.70%
 Ratio of net expenses to average net assets                                      0.65%**
 Ratio of net investment income to average net assets                             3.21%**
 Portfolio turnover rate                                                            16%***
 Net assets, end of period (in thousands)                                       $5,135
 Ratios with no waiver of fees and assumption of expenses by the Adviser
    Net expenses                                                                  2.05%**
    Net investment income                                                         1.80%**
============================================================================================

(a) Class Y shares were first publicly offered on December 22, 2011.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
*** Not annualized.


The accompanying notes are an integral part of these financial statements.


34    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

Notes to Financial Statements | 1/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    35

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At January 31, 2012, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income,


36    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
   including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    37
   all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the current taxable year.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended January 31, 2012.

F. Class Allocations

   Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
   Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


38    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

G. Risks

   When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At January 31, 2012, there were no open futures contracts.

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

J. Credit Default Swaps

   A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    39
   to the Fund or to hedge the risk of default on portfolio securities. When the Fund is a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

   When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

   The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

   Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. At January 31, 2012, the Fund had no open credit default swaps.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion.


40    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended January 31, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2013. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $223 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2012.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $187 in transfer agent fees and out-of-pocket reimbursements payable from PIMSS at January 31, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $176 in distribution fees payable to PFD at January 31, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    41
one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended January 31, 2012, no CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended January 31, 2012, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the period ended January 31, 2012 was $1,806,154. There were no open outstanding settlement contracts at January 31, 2012.

As of January 31, 2012, outstanding forward portfolio hedge contracts were as follows:

---------------------------------------------------------------------------------------------
                                                                               Net
                                                                               Unrealized
                         Contracts to       In Exchange       Settlement       Appreciation/
 Currency                Deliver            For               Date             (Depreciation)
---------------------------------------------------------------------------------------------
 EUR (European Euro)      500,000            $654,126         2/29/12            $9,304
 EUR (European Euro)     (500,000)          $(639,376)        2/29/12          $(14,816)
---------------------------------------------------------------------------------------------
  Total                                                                         $(5,512)
=============================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the


42    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2011, the Fund had no borrowings under a credit facility.

8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2012 were as follows:

------------------------------------------------------------------------------------------------------
                                           Asset Derivatives 2012       Liabilities Derivatives 2012
Derivatives not accounted for            -------------------------------------------------------------
as hedging instruments under
Accounting Standards                     Balance Sheet                 Balance Sheet
Codification (ASC) 815                   Location           Value      Location            Value
------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Contracts*     Receivables        $9,304     Payables            $ (14,816)
------------------------------------------------------------------------------------------------------
      Total                                                 $9,304                         $ (14,816)
======================================================================================================

* Forward foreign currency contracts are shown as a net payable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended January 31, 2012 was as follows:

------------------------------------------------------------------------------------------------------
Derivatives not accounted                                              Realized Gain    Unrealized
for as hedging instruments                                             or (Loss) on     Gain or (Loss)
under Accounting              Location of Gain                         Derivatives      on Derivatives
Standards Codification        or (Loss) on Derivatives                 Recognized       Recognized
(ASC) 815                     Recognized in Income                     in Income        in Income
------------------------------------------------------------------------------------------------------
Foreign Exchange Contracts    Net realized loss on forward foreign        $17,804
                              currency contracts and other assets and
                              liabilities denominated in foreign
                              currencies

Foreign Exchange Contracts    Unrealized gain (loss) on forward                         $(5,512)
                              foreign currency contracts and other
                              assets and liabilities denominated in
                              foreign currencies

Futures Contracts             Net realized loss on futures contracts      $(28,564)


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    43

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement. The Trustees reviewed PIM's investment approach for the Fund and its research process, and considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services. Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds and concluded that the investment performance of such other Pioneer Funds supported the approval of the investment advisory agreement.

Management Fee and Expenses
The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar Conservative Allocation. The Trustees considered that the Fund's proposed management fee would rank in the second quintile of the peer group. (In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners.) The Trustees also considered


44    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
that, taking into account the contractual expense limitation agreed to by PIM with respect to the Fund, the Fund's anticipated expense ratio would rank in the second quintile of the peer group. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees concluded that economies of scale, if any, would be appropriately shared with the Fund.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.


             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    45

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


46    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

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             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    47
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48    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
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             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    49
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50    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12
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             Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12    51
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52    Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: us.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 30, 2012

* Print the name and title of each signing officer under his or her signature.